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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08895

ING Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2006

Classes A, B, C, I, M, O, Q and R

Fixed Income Funds
▪	ING GNMA Income Fund
▪	ING High Yield Bond Fund
▪	ING Intermediate Bond Fund
▪	ING National Tax-Exempt Bond Fund

Money Market Funds
▪	ING Classic Money Market Fund
▪	ING Institutional Prime Money Market Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	14

Report of Independent Registered Public Accounting Firm	18

Statements of Assets and Liabilities	19

Statements of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights	28

Notes to Financial Statements	41

Portfolios of Investments	56

Tax Information	81

Advisory Contract Approval Discussion	82

Trustee and Officer Information	91

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PRESIDENT’S LETTER

Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

I am happy to report that that enthusiasm is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. The new Fund is among those that we launched in January but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the Fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the Fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
April 10, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Fund Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2006

As we discussed in our semi-annual report, the main issue for U.S. fixed-income investors for over a year had been the unexpected flattening of the U.S. treasury yield curve, i.e. the shrinking difference between short-term and long-term interest rates. Between June 2004 and September 30, 2005 the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25 basis points eleven times, pulling other short-term rates up as well. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 29 basis points over the same period. This was due to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve Board, cheap goods and labor abroad and consistent productivity growth at home. In addition foreign investors’ hunger for U.S. investments kept U.S. Treasury yields down at the long end. There were times during the last three months of 2005 that the trend seemed about to break: for example when already high energy prices, now affected by Hurricanes Katrina and Rita, looked to be filtering through to the general price level. Yet, ultimately, the forces of curve flattening prevailed. By year-end the FOMC had raised rates twice more, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities.

With the new year came the retirement of Alan Greenspan after 18 years as Chairman of the Federal Reserve Board. Chairing his final FOMC meeting on the last day of January 2006, he fired his parting shot at inflation with the fourteenth rate increase, before riding off to the lecture circuit. Many of Mr. Greenspan’s legions of admirers consider him the greatest central banker of all time, for his presumed role in creating generally stable and prosperous conditions in the U.S. But one should note the view is by no means unanimous. Without doubt, Greenspan’s actions greatly moderated the economic damage from the various crises he had to confront: the stock market crash of 1987, the Asian meltdown, Russian default and Long Term Capital failure of 1997/8, the bursting of the stock market bubble in 2000 and the economic aftermath of 9/11. The low inflation and productivity driven growth that we have come to expect is the product not of monetary policy but globalization and the relentless infusion of technology and the Internet in flexible American workplaces. Greenspan’s critics argue moreover, that his failure to cool the “irrational exuberance” in stock prices increased the need for monetary loosening later. A new bubble was inflated, this time in housing prices, which made consumers feel richer and promoted a spending spree that on the Chairman Greenspan’s last day saw a U.S. current account deficit in excess of 6% of gross domestic product (“GDP”) and negative savings rates in eight months out of the last nine. Nonetheless, incoming Chairman Dr. Ben Bernanke quickly confirmed that he would maintain the focus of his predecessor.

The other fixed-income “event” of early 2006 was the sale in February of 30-year Treasury Bonds for the first time since 2001. The sale went well: so much so that its yield immediately fell below that of the 10-year U.S. Treasury Note. In fact, by March 2006 month-end, the yield curve had slightly inverted along much of its range, and the spread of the ten-year U.S. Treasury yield over the 13-week Bill yield stood at 0.04%, the lowest since January 18, 2001. This largely disappeared in March 2006 as fourth quarter core inflation was reported at an uncomfortable 2.4% and Mr Bernanke’s FOMC raised the federal funds rate for the fifteenth time. This action sent the yield on the ten-year U.S. Treasury Note to the highest since before the FOMC started tightening. For the six-month period ended March 31, 2006, the yield rose by 52 basis points to 4.9%, while the yield on the three-month U.S. Treasury Bill, a closer relative of the federal funds rate, increased by 105 basis points to 4.5%. The broader Lehman Brothers Aggregate Bond Index(1) fell by 6 basis points (returning 2.3% for the year ended March 31, 2006), but the Lehman Brothers High Yield Bond Index(2) returned 3.6% (returning 7.4% for the year ended March 31, 2006).

In other markets, global equities registered solid gains in the second six months ended March 31, 2006, especially overseas. U.S. stocks in the form of the Standard and Poor’s 500® Composite Stock Price Index(3) (“S&P 500® Index”), gained 6.4% (11.7% for the year ended March 31, 2006), supported by continuing double-digit profits growth, but tempered by rising interest rates, high energy prices and by occasional weak housing data that threatened to undermine the foundations of consumer demand. Outside the U.S. (based on Morgan Stanley Capital International (“MSCI”) indices including net dividends and calculated in dollars), the MSCI Japan® Index(4) soared 19.4% (37.3% for the year ended March 31, 2006) on a practically uninterrupted flow of bullish news about rising wages, the end of deflation and GDP growth better than 5%, led at last by domestic demand. The MSCI Europe ex UK® Index(5) climbed 15.5% (24.0% for the

MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2006

year ended March 31, 2006) and the MSCI UK® Index(6) added 8.5% (14.7% for the year ended March 31, 2006), mostly in the later months, with much of the buying interest, in the face of generally gloomy economic reports, inspired by the busiest quarter for merger and acquisition activity since 2000. As for currencies, the dollar’s unexpectedly powerful run of the first three quarters extended to the end of 2005 before stalling in 2006. The strength had been attributed to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar denominated securities, foreign investors in Japanese stocks hedging their currency risk and the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances. Each of these dynamics was losing steam by the end of 2005. For the six-month period ended March 31, 2006, the U.S. dollar fell 0.8% against the euro, but gained 3.8% against the yen, and 1.7% against the pound (gaining 7.0% against the euro, 9.9% against the yen, and 8.8% against the pound for the year ended March 31, 2006).

(1)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.

(2)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(3)  The Standard & Poor’s 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

The ING GNMA Income Fund (the “Fund”) seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Fund is managed by Denis P. Jamison, CFA, Senior Vice President and Senior Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

Performance: For the year ended March 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.50% compared to 2.67% for the Lehman Brothers Mortgage-Backed Securities Index.

Portfolio Specifics: The Federal Reserve (“Fed”) maintained its policy of gradually raising short-term interest rates over the last year and as a result, the shape of the yield curve changed dramatically. The spread between two-year and 10-year U.S. Treasury notes narrowed from 70 basis points to only four basis points by the end of the period. In fact, for a short period, the yield curve became inverted — a situation where shorter term securities yield more than their longer term cohorts. The bearish flattener produced generally lackluster performance results for U.S. Treasury bonds during the period. Our project loan securities are call-protected, unlike single-family mortgages that can prepay at any time. Therefore, these multi-family holdings are valued more in line with a blend of three- to five-year U.S. Treasury notes, the segment of the market most negatively impacted by the Fed’s consistent interest rate increases. However, late in the period we sold about $30 million worth of our lower coupon project loan securities, realizing sizeable gains. This helped to blunt the losses elsewhere in the portfolio. Single-family mortgage securities performed better than five-year U.S. Treasury notes. For example, as of March 31, the Lehman Mortgage-Backed Securities Index returned 2.67% for the prior 12 months compared with 0.45% for the five-year segment of the yield curve. We have maintained a defensive bias in our single-family mortgage investments. The weighted average coupon for this 67% portion of our portfolio is 5.68% compared with 5.34% for the Lehman Mortgage-Backed Securities Index. Higher coupon securities are less sensitive to changes in interest rates and provide shareholders with better income return. However, they will tend to pay off faster than lower coupon securities. We try to lessen this risk by carefully selecting single-family pools that have characteristics associated with more stable refinancing activity, including loan balance and geographic orientation. The portfolio is now defensively positioned with U.S. Treasury bills accounting for over 13% of total net assets.

Current Strategy and Outlook: Under the new leadership of Dr. Bernanke, the Fed is giving no hints of abandoning its policy of steadily increasing short-term interest rates. The economy is expanding at a healthy pace and the labor market continues to tighten. Recent reports suggest that while inflation appears to be under control, the figures are running near the top of the Fed’s comfort zone. Technically, yields have plowed through various support levels as if they didn’t even exist. Volatility is near all time lows but threatens to increase in the coming months. Accordingly, we remain very cautious on the prospects for the bond market going forward. We intend to maintain the defensive positioning that we have brought the Fund to over the past several months. Of course, our position will change if economic data and market activity point to a change in market sentiment.

PORTFOLIO MANAGERS’ REPORT	ING GNMA INCOME FUND

Average Annual Total Returns for the Periods Ended March 31, 2006
	1 Year	5 Year	10 Year	Since Inception of Class B October 6, 2000		Since Inception of Class C October 13, 2000		Since Inception of Class I January 7, 2002		Since Inception of Class M February 23, 2001		Since Inception of Class Q February 26, 2001

Including Sales Charge:
Class A(1)	(2.31)%	3.40%	5.47%	—		—		—		—		—
Class B(2)	(3.12)%	3.28%	—	4.47%		—		—		—		—
Class C(3)	0.76%	3.63%	—	—		4.56%		—		—		—
Class I	2.82%	—	—	—		—		4.49%		—		—
Class M(4)	(1.48)%	3.22%	—	—		—		—		3.46%		—
Class Q	2.65%	4.49%	—	—		—		—		—		4.69%
Excluding Sales Charge:
Class A	2.50%	4.41%	5.98%	—		—		—		—		—
Class B	1.75%	3.61%	—	4.62%		—		—		—		—
Class C	1.74%	3.63%	—	—		4.56%		—		—		—
Class I	2.82%	—	—	—		—		4.49%		—		—
Class M	1.87%	3.91%	—	—		—		—		4.11%		—
Class Q	2.65%	4.49%	—	—		—		—		—		4.69%
Lehman Brothers Mortgage-Backed Securities Index(5)	2.67%	4.86%	6.21%	5.65	%(6)	5.65	%(6)	4.45	%(7)	4.90	%(8)	4.90	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report respect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1% for the 1 year, 5 year and since inception returns, respectively.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the maximum Class M sales charge of 3.25%.

(5) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

(6) Since inception performance for index is shown from October 1, 2000.

(7) Since inception performance for index is shown from January 1, 2002.

(8) Since inception performance for index is shown from March 1, 2001.

ING HIGH YIELD BOND FUND	PORTFOLIO MANAGERS’ REPORT

The ING High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return by investing at least 80% of its assets in high yield (high risk) bonds. The Fund is managed by Greg Jacobs, CFA and Kurt Kringelis, CFA, CPA, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.01% compared to 7.43% for the Lehman Brothers High Yield Bond Index and 7.15% for the Lehman Brothers High Yield Bond 2% Issuer Constrained Composite Index.

Portfolio Specifics: As is consistent with our long-term strategy, the Fund was positioned conservatively relative to the benchmark, maintaining an underweight position to the riskiest, highest yielding fixed-income securities. This had a negative impact on relative performance during the year, as the lowest-rated, Ca-distressed high yield securities outperformed the broad market by 8.8%. However, this was partially offset by favorable positioning in a few key sectors, including an underweight in autos. With the turbulence caused by rating agency downgrades and continued fundamental deterioration, the sector experienced significant volatility and was the worst performing sector in the universe, underperforming the benchmark by 6.4%. Our overweight position in Wireless Communications also positively impacted performance, as continued improving fundamentals in the sector led to relative performance that exceeded the benchmark by 4.4%.

From a security standpoint, the Fund benefited from avoiding the most significant credit defaults during the year, including Dana, Delphi, Delta, Northwest Air and Calpine. The Fund experienced no losses due to credit default during the year.

Current Strategy and Outlook: We continue to be cautious regarding the prospects of the high yield market. The underlying fundamentals continue to be strong, including strengthening balance sheets, operating improvement and low default rates. However, with spreads at historically tight levels, the potential for enhanced returns through bond price appreciation has significantly decreased, leaving investors with little upside beyond current coupon returns.

As a result, we maintain underweight the highest yielding, riskiest part of the high yield universe. With spreads compressed across the risk spectrum, we do not believe investors are being adequately compensated for taking on the additional credit risk that comes with investing in the lower quality part of the universe. In addition, the recent environment has exhibited flat yield and credit spread curves. Given our view that spreads are not likely to tighten materially, we are taking advantage of the flat curves to shorten our exposure to many issuers without sacrificing much current yield. We continue to focus on investing in companies that are showing positive operating momentum and have taken advantage of the environment to extend maturities and bolster liquidity positions.

Top Ten Industries*
as of March 31, 2006

(as a percent of net assets)

Telecommunications	13.8%
Media	11.0%
Electric	8.7%
Lodging	6.0%
Diversified Financial Services	4.8%
Food	4.1%
Chemicals	3.6%
Pipelines	3.3%
Commercial Services	3.2%
Healthcare-Services	3.0%

* Excludes short-term investments related to repurchase agreement.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING HIGH YIELD BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2006
	1 Year	5 Year	Since Inception December 15, 1998

Including Sales Charge:
Class A(1)	0.94%	4.79%	5.19%
Class B(2)	0.24%	4.74%	5.11%
Class C(3)	4.23%	5.04%	5.13%
Excluding Sales Charge:
Class A	6.01%	5.82%	5.90%
Class B	5.22%	5.04%	5.11%
Class C	5.22%	5.04%	5.13%
Lehman Brothers High Yield Bond Index(4)	7.43%	8.13%	5.85	%(6)
Lehman Brothers High Yield Bond Index — 2% Issuer Constrained(5)	7.15%	8.32%	6.05	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Bond Fund against the Index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund’s portfolio.

(5) This index is the 2% Issuer Cap component of the Lehman Brothers High Yield Bond Index.

(6) Since inception performance for index is shown from December 1, 1998.

ING INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types
as of March 31, 2006

(as a percent of net assets)

U.S. Government Agency Obligations	32.0%
Corporate Bonds/Notes	28.2%
Collateralized Mortgage Obligations	26.1%
U.S. Treasury Obligations	15.9%
Asset-Backed Security	5.7%
Repurchase Agreement	3.1%
Preferred Stock	2.1%
Other Bonds	0.2%
Municipal Bonds	0.0%
Warrants	0.0%
Other Assets And Liabilities, Net*	(13.3)%
Total	100.0%

* Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING Intermediate Bond Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund is managed by James B. Kauffmann, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.53% compared to 2.26% for the Lehman Brothers Aggregate Bond Index.

Portfolio Specifics: While it is often difficult to summarize an entire year of performance in a few brief words, several major themes are evident. Generally, the Fund had a shorter duration — or less sensitivity to rising interest rates — than the index, which contributed to better relative returns than the benchmark. Moreover, the Fund was underweight in shorter maturity securities, which experienced the largest increase in yields. Careful security selection in both the corporate bond and mortgage-backed securities (MBS) sectors was also beneficial. The swoon in the credit quality of the automotive industry left the Fund largely unscathed as we had little or no exposure prior to the downgrades of Ford and General Motors in May. However, we did actively manage opportunistic exposure to the autos in the following months, which resulted in outperformance versus the benchmark. A number of floating rate securities — especially in the finance industry — also helped. The mortgage team focused on issues that were likely to outperform in a rising rate environment. Our exposures to the emerging market debt and high yield sectors were very slight for most of the year. Emerging market debt performed strongly, and with perfect hindsight, a larger allocation to the sector would have been desirable. Relative weakness in the high yield markets favored our underweight to that group.

Current Outlook and Strategy: We believe that inflation and economic growth will trend higher than consensus, but we remain vigilant for the next change in the yield curve. Although the curve showed its first early signs of steepening — that is, long rates increasing more than short rates — we are not yet ready to adjust the portfolio. We remain concerned that a global expansion may be underway in an environment of tightening employment and high commodities prices. We would not be surprised if the Federal Reserve continues to raise rates in an attempt to control inflation.

We believe investors are not being adequately compensated for risk in the present market. Formerly, bondholder-friendly executives have yielded to shareholder-friendly initiatives as evidenced by the increasing number of leveraged buyouts and recapitalizations in the credit markets; moreover, the increase in private equity funds is not a good omen. Share repurchases and dividend payouts are on the rise yet credit spreads remain tight and volatility low. Our credit stance remains defensive. Our mortgage team has constructed a portfolio designed to offset an increase in volatility and a change in prepayments. Finally, portfolio duration is shorter than the index.

PORTFOLIO MANAGERS’ REPORT	ING INTERMEDIATE BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2006
	1 Year	5 Year	Since Inception of Class A, B and C December 15, 1998		Since Inception of Class I January 8, 2002		Since Inception of Class O August 13, 2004		Since Inception of Class R March 16, 2004
Including Sales Charge:
Class A(1)	(2.30)%	5.08%	5.73%		—		—		—
Class B(2)	(3.15)%	4.96%	5.62%		—		—		—
Class C(3)	0.79%	5.29%	5.65%		—		—		—
Class I	2.94%	—	—		5.51%		—		—
Class O	2.58%	—	—		—		2.57%		—
Class R	2.26%	—	—		—		—		1.77%
Excluding Sales Charge:
Class A	2.53%	6.11%	6.44%		—		—		—
Class B	1.76%	5.29%	5.62%		—		—		—
Class C	1.77%	5.29%	5.65%		—		—		—
Class I	2.94%	—	—		5.51%		—		—
Class O	2.58%	—	—		—		2.57%		—
Class R	2.26%	—	—		—		—		1.77%
Lehman Brothers Aggregate Bond Index(4)	2.26%	5.11%	5.37	%(5)	4.77	%(6)	2.96	%(7)	1.70	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the Index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reßect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.

(5) Since inception performance for index is shown from December 1, 1998.

(6) Since inception performance for index is shown from January 1, 2002.

(7) Since inception performance for index is shown from August 1, 2004.

(8) Since inception performance for index is shown from April 7, 2004.

ING NATIONAL TAX-EXEMPT BOND FUND	PORTFOLIO MANAGERS’ REPORT

The ING National-Tax Exempt Bond Fund (the “Fund”) seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital. The Fund is managed by Robert Schonbrunn, Portfolio Manager, Karen Cronk, Managing Director and Portfolio Manager, and Rick Kilbride, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.55% compared to 3.81% for the Lehman Brothers Municipal Bond Index and 2.26% for the Lehman Brothers Aggregate Bond Index.

Portfolio Specifics: Over the past fiscal year the major change that impacted the Municipal bond market was the flattening of the yield curve, which caused shorter term bonds to rise in yield while yields of longer term issues actually declined. The result of this flattening was that the yield differential between one and thirty year Municipal bonds was reduced from over 2% in March of 2005 to less than 1% a year later. The yields of bonds with maturities of ten years and under rose while the yields of bonds with longer maturities declined. The Fund implemented investment strategies in an attempt to protect assets from the negative effects expected from a flattening yield curve and rising interest rates. We shifted to a barbell yield curve strategy that overweighted short and long maturities while underweighting intermediate maturities in order to create a defense against the flattening yield curve. We reduced the portfolio’s overall sensitivity to interest rate change to protect against rising interest rates. These strategies had mixed success last fiscal year. The longer maturity issues held in the barbell strategy performed well, but the shorter term issues underperformed. The strategy to adjust the portfolio sensitivity to interest rate change was not timed correctly in the early part of the fiscal year, but was effective more recently. The total yield on the portfolio of 4.17% remains competitively high which improved the Fund’s total return. During the year we shifted assets to higher yielding, lower quality issues including hospital and tobacco bonds which added to overall performance as quality spreads tightened. The Fund’s overall quality remains high with an AA rating.

Current Strategy and Outlook: We believe the Federal Reserve’s (“Fed”) extended program of raising the Fed Funds Rate is nearing an end. Since June 2004 when the Fed Funds Rate was 1%, the Fed has raised the rate 1/4% at each of its last fifteen meetings in an attempt to slow economic growth and reduce potential future inflation. U.S. economic growth led by consumer spending has been stronger than anticipated, but higher interest rate levels are beginning to impact the housing market and are likely to slow consumer spending and the economy. When the Fed signals that it is changing its restrictive policy, interest rates usually decline causing bond prices to rise. The Fund is currently positioned defensively with a low sensitivity to interest rate change and a barbell yield curve position. As we get closer to the turning point in Fed policy, we expect to shift assets into bonds with longer maturities in order to more fully participate in the positive effects of declining bond yields.

PORTFOLIO MANAGERS’ REPORT	ING NATIONAL TAX-EXEMPT BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2006
	1 Year	5 Year	Since Inception November 8, 1999

Including Sales Charge:
Class A(1)	(2.29)%	3.11%	4.28%
Class B(2)	(3.21)%	3.02%	4.28%
Class C(3)	0.79%	3.37%	4.30%
Excluding Sales Charge:
Class A	2.55%	4.11%	5.08%
Class B	1.68%	3.36%	4.28%
Class C	1.77%	3.37%	4.30%
Lehman Brothers Municipal Bond Index(4)	3.81%	5.18%	6.23	%(6)
Lehman Brothers Aggregate Bond Index(5)	2.26%	5.11%	6.17	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING National Tax-Exempt Bond Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.

(6) Since inception performance for index is shown from November 1, 1999.

ING CLASSIC MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

ING Classic Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: Economic growth remained strong during the year ended March 31, 2006 while core inflation remained elevated and the unemployment rate continued its decline. Against this economic backdrop, the Federal Reserve Board’s (“Fed”) Federal Open Market Committee (“FOMC”) continued its measured pace of increasing short-term interest rates. During the most recent 12-month period, the FOMC raised the Federal Funds Rate from 2.75% as of March 31, 2005 to 4.75% as of March 31, 2006 in 0.25% increments at each of the FOMC meetings during the period. The FOMC has now raised rates at 15 consecutive meetings for a total of 3.75% since they started raising rates in June 2004. Yields for short-term money market securities and for money market funds increased in direct response to the FOMC rate moves.

The Fund’s strategy of maintaining a high concentration of interest sensitive floating rate securities and focusing new purchases on very short-term maturities that typically matured prior to or just after the next Fed meeting added to the relative performance of the Fund. Within the floating rate security sector, we overweighted floaters that reset either weekly or monthly as opposed to quarterly, thereby capturing the rate increases sooner. The Fund had purchased a limited amount of longer-term maturity securities in mid-2004, which originally added to performance in 2004 but were a small drag on performance early in the period as the FOMC increased rates higher than what was priced in at the time of purchase. Those securities matured in April and May 2005 and the proceeds were reinvested in better performing floating rate securities and very short-term securities.

Current Strategy and Outlook: The short-term market consensus as of the end of March 2006 is for the Federal Funds Rate to be increased by the FOMC to at least 5%. We anticipate that the FOMC may keep raising the Federal Funds Rate to 5.25% or higher in response to wage inflation pressures due to a tightening labor market with the unemployment rate currently at 4.7%. Our strategy continues to be one of focusing new purchases until the next FOMC meeting, maintaining a high exposure to floating rate notes, and making selective purchases in the three-month and under maturity sector where yield levels fully price in 0.25% increases at each of the FOMC meetings in between. We plan on keeping our weighted average maturity relatively short until the markets start to price in a more aggressive FOMC than what is currently priced into the market or the FOMC reaches the end of its tightening phase.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

ING INSTITUTIONAL PRIME MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

The ING Institutional Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: Economic growth remained strong during the period while core inflation stayed in the high end of the perceived Federal Reserve Board’s (“Fed”) Federal Open Market Committee (“FOMC”) comfort range and the unemployment rate continued its decline. Against this economic backdrop, the FOMC continued its measured pace of increasing short-term interest rates. During the most recent 12-month period, the FOMC raised the Federal Funds Rate from 2.75% as of March 31, 2005 to 4.75% as of March 31, 2006 in 0.25% increments at each of the FOMC meetings during the period. The FOMC has now raised rates at 15 consecutive meetings and a total of 3.75% since they started raising rates in June 2004. Yields for short-term money market securities and for money market funds increased in direct response to the FOMC rate moves.

The Fund’s strategy of focusing new purchases on very short-term maturities that typically matured prior to or just after the next Fed meeting and maintaining an exposure in interest sensitive floating rate securities added to the relative performance of the Fund. Within the floating rate security sector, we overweighted floaters that reset either weekly or monthly as opposed to quarterly, thereby capturing the rate increases sooner. The Fund maintained an excess amount of very short-term liquidity since the Fund was a new start-up and had limited shareholder history in order to judge the appropriate amount of liquidity needed to meet potential daily withdrawals. The excess liquidity was a small drag on the yield and return of the Fund but was necessary to protect the Fund in the start-up phase as it grows and builds shareholder diversification and stability.

Current Strategy and Outlook: The short-term market consensus as of the end of March 2006 is for the Federal Funds Rate to be increased by the FOMC to at least 5%. We anticipate that the FOMC may keep raising the Federal Funds Rate to 5.25% or higher in response to wage inflation pressures due to a tightening labor market with the unemployment rate currently at 4.7%. Our strategy continues to be one of focusing new purchases to the next FOMC meeting, maintaining a high exposure to floating rate notes, and making selective purchases in the three-month and under maturity sector where yield levels fully price in 0.25% increases at each of the FOMC meetings in between. We plan on keeping our weighted average maturity relatively short until the markets start to price in a more aggressive FOMC policy than what is currently priced into the market or the FOMC reaches the end of its tightening phase.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 to March 31, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended March 31, 2006*
ING GNMA Income Fund
Actual Fund Return
Class A	$1,000.00	$1,008.10	0.96%	$4.81
Class B	1,000.00	1,004.30	1.71	8.54
Class C	1,000.00	1,004.30	1.71	8.54
Class I	1,000.00	1,009.60	0.66	3.31
Class M	1,000.00	1,004.40	1.47	7.35
Class Q	1,000.00	1,008.40	0.90	4.51
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.14	0.96%	$4.84
Class B	1,000.00	1,016.40	1.71	8.60
Class C	1,000.00	1,016.40	1.71	8.60
Class I	1,000.00	1,021.64	0.66	3.33
Class M	1,000.00	1,017.60	1.47	7.39
Class Q	1,000.00	1,020.44	0.90	4.53

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING High Yield Bond Fund	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended March 31, 2006*
Actual Fund Return
Class A	$1,000.00	$1,031.20	1.16%	$5.87
Class B	1,000.00	1,027.40	1.91	9.65
Class C	1,000.00	1,027.30	1.91	9.65
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.15	1.16%	$5.84
Class B	1,000.00	1,015.41	1.91	9.60
Class C	1,000.00	1,015.41	1.91	9.60

ING Intermediate Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,001.60	0.87%	$4.34
Class B	1,000.00	997.70	1.62	8.07
Class C	1,000.00	997.80	1.62	8.07
Class I	1,000.00	1,004.10	0.56	2.80
Class O	1,000.00	1,001.50	0.88	4.39
Class R	1,000.00	1,000.40	1.11	5.54
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.59	0.87%	$4.38
Class B	1,000.00	1,016.85	1.62	8.15
Class C	1,000.00	1,016.85	1.62	8.15
Class I	1,000.00	1,022.14	0.56	2.82
Class O	1,000.00	1,020.54	0.88	4.43
Class R	1,000.00	1,019.40	1.11	5.59

ING National Tax-Exempt Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,003.40	1.01%	$5.04
Class B	1,000.00	999.60	1.76	8.77
Class C	1,000.00	999.60	1.76	8.77
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.90	1.01%	$5.09
Class B	1,000.00	1,016.16	1.76	8.85
Class C	1,000.00	1,016.16	1.76	8.85

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended March 31, 2006*
ING Classic Money Market Fund
Actual Fund Return
Class A	$1,000.00	$1,017.80	0.77%	$3.87
Class B	1,000.00	1,014.70	1.34	6.73
Class C	1,000.00	1,014.70	1.34	6.73
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.09	0.77%	$3.88
Class B	1,000.00	1,018.25	1.34	6.74
Class C	1,000.00	1,018.25	1.34	6.74

ING Institutional Prime Money Market Fund
Actual Fund Return	$1,000.00	$1,021.00	0.17%	$0.86
Hypothetical (5% return before expenses)	$1,000.00	$1,024.08	0.17%	$0.86

Effective January 20, 2006, the contractual obligations for ING GNMA Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund and National Tax-Exempt Bond Fund have changed. If these changes had been in place during the entire six-month period, actual and hypothetical ending account balances annualized expense ratio and expenses paid would have been as follows:

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Annualized Expense Ratio (adjusted for contractual changes)	Expenses Paid During the Six Months Ended March 31, 2006**
ING GNMA Income Fund
Actual Fund Return
Class A	$1,000.00	$1,008.10	0.88%	$4.41
Class B	1,000.00	1,004.30	1.63	8.15
Class C	1,000.00	1,004.30	1.63	8.15
Class I	1,000.00	1,009.60	0.59	2.96
Class M	1,000.00	1,004.40	1.40	7.00
Class Q	1,000.00	1,008.40	0.83	4.16
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.54	0.88%	$4.43
Class B	1,000.00	1,016.80	1.63	8.20
Class C	1,000.00	1,016.80	1.63	8.20
Class I	1,000.00	1,021.99	0.59	2.97
Class M	1,000.00	1,017.95	1.40	7.04
Class Q	1,000.00	1,020.79	0.83	4.18

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

**          Expenses are equal to each Fund’s respective annualized expense ratios, adjusted for contractual changes, multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Annualized Expense Ratio (adjusted for contractual changes)	Expenses Paid During the Six Months Ended March 31, 2006**
ING High Yield Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,031.20	0.55%	$2.79
Class B	1,000.00	1,027.40	0.93	4.70
Class C	1,000.00	1,027.30	0.93	4.70
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.19	0.55%	$2.77
Class B	1,000.00	1,020.29	0.93	4.68
Class C	1,000.00	1,020.29	0.93	4.68

ING Intermediate Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,001.60	0.69%	$3.44
Class B	1,000.00	997.70	1.44	7.17
Class C	1,000.00	997.80	1.44	7.17
Class I	1,000.00	1,004.10	0.38	1.90
Class O	1,000.00	1,001.50	0.69	3.44
Class R	1,000.00	1,000.40	0.94	4.69
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.49	0.69%	$3.48
Class B	1,000.00	1,017.75	1.44	7.24
Class C	1,000.00	1,017.75	1.44	7.24
Class I	1,000.00	1,023.04	0.38	1.92
Class O	1,000.00	1,021.49	0.69	3.48
Class R	1,000.00	1,020.24	0.94	4.73

ING National Tax-Exempt Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,003.40	0.87%	$4.35
Class B	1,000.00	999.60	1.62	8.08
Class C	1,000.00	999.60	1.62	8.08
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.59	0.87%	$4.38
Class B	1,000.00	1,016.85	1.62	8.15
Class C	1,000.00	1,016.85	1.62	8.15

**          Expenses are equal to each Fund’s respective annualized expense ratios, adjusted for contractual changes, multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of ING Funds Trust:

We have audited the accompanying statements of assets and liabilities of ING GNMA Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund, ING National Tax-Exempt Bond Fund, ING Classic Money Market Fund and ING Institutional Prime Money Market Fund, each a series of ING Funds Trust (collectively the “Funds”), including the portfolios of investments, as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, except for the ING Institutional Prime Money Market Fund, for which the statements of operations and changes in net assets and financial highlights are for the period from July 28, 2005 (commencement of operations) to March 31, 2006. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods prior to April 1, 2003, the financial highlight were audited by other independent registered public accounting firms whose reports dated May 23, 2003 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and indicated as having been audited by us present fairly, in all material respects, the financial position of ING GNMA Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund, ING National Tax-Exempt Bond Fund, ING Classic Money Market Fund and Institutional Prime Money Market Fund as of March 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 22, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2006

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
ASSETS:
Investments in securities at value+*	$633,888,667	$184,214,944	$1,024,602,270
Short-term investments at amortized cost	—	—	183,250,298
Repurchase agreement	—	6,034,000	28,577,000
Cash	743,136	1,651,603	113,097
Cash collateral for futures	—	—	289,858
Foreign currencies at value**	—	—	8,607
Receivables:
Investment securities sold	175	1,166,674	83,609,647
Fund shares sold	978,822	88,465	3,311,027
Dividends and interest	2,974,988	3,847,053	6,356,840
Variation margin receivable	—	—	31,757
Unrealized appreciation on swap agreements	—	—	116,280
Upfront payments made on swap agreements	—	70,916	29,948
Prepaid expenses	46,429	23,347	121,766
Reimbursement due from manager	—	2,161	77,333
Total assets	638,632,217	197,099,163	1,330,495,728

LIABILITIES:
Payable for investment securities purchased	—	2,341,581	209,081,007
Payable for fund shares redeemed	720,833	704,596	7,020,014
Payable for futures variation margin	—	—	21,769
Payable upon receipt of securities loaned	—	—	183,250,298
Unrealized depreciation on swap agreements	—	143,060	176,294
Upfront payments received on swap agreements	—	314,551	1,365
Income distribution payable	—	554,230	607,080
Payable to affiliates	483,977	202,638	457,960
Payable for trustee fees	13,881	12,211	7,505
Other accrued expenses and liabilities	297,340	153,323	316,701
Total liabilities	1,516,031	4,426,190	400,939,993
NET ASSETS	$637,116,186	$192,672,973	$929,555,735

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$658,453,051	$586,079,713	$953,116,616
Accumulated net investment income (loss)	2,041,427	(331,166)	36,623
Accumulated net realized loss on investments	(16,410,609)	(389,269,653)	(8,388,544)
Net unrealized depreciation on investments	(6,967,683)	(3,805,921)	(15,208,960)
NET ASSETS	$637,116,186	$192,672,973	$929,555,735

+ Including securities loaned at value	$—	$—	$176,613,282
* Cost of investments in securities	$640,856,350	$187,877,804	$1,039,046,627
** Cost of foreign currencies	$—	$—	$8,672

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2005 (CONTINUED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
Class A:
Net assets	$504,733,913	$99,178,417	$572,196,403
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	60,813,262	11,388,487	56,468,621
Net asset value and redemption price per share	$8.30	$8.71	$10.13
Maximum offering price per share (4.75%)(1)	$8.71	$9.14	$10.64

Class B:
Net assets	$78,823,449	$75,939,868	$60,525,951
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	9,544,129	8,724,766	5,984,968
Net asset value and redemption price per share(2)	$8.26	$8.70	$10.11
Maximum offering price per share	$8.26	$8.70	$10.11

Class C:
Net assets	$34,997,020	$17,554,688	$73,281,201
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,231,559	2,015,688	7,240,980
Net asset value and redemption price per share(2)	$8.27	$8.71	$10.12
Maximum offering price per share	$8.27	$8.71	$10.12

Class I:
Net assets	$18,286,575	n/a	$179,582,309
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	2,201,298	n/a	17,717,233
Net asset value and redemption price per share	$8.31	n/a	$10.14
Maximum offering price per share	$8.31	n/a	$10.14

Class M:
Net assets	$193,671	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	23,296	n/a	n/a
Net asset value and redemption price per share	$8.31	n/a	n/a
Maximum offering price per share (3.25%)(3)	$8.59	n/a	n/a

Class O:
Net assets	n/a	n/a	$43,170,796
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	4,258,693
Net asset value and redemption price per share	n/a	n/a	$10.14
Maximum offering price per share	n/a	n/a	$10.14

Class Q:
Net assets	$81,558	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	9,808	n/a	n/a
Net asset value and redemption price per share	$8.32	n/a	n/a
Maximum offering price per share	$8.32	n/a	n/a

Class R:
Net assets	n/a	n/a	$799,075
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	78,734
Net asset value and redemption price per share	n/a	n/a	$10.15
Maximum offering price per share	n/a	n/a	$10.15

(1)          Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)          Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2006

	ING National Tax- Exempt Bond Fund	ING Classic Money Market Fund
ASSETS:
Investments in securities at value*	$26,839,204	$—
Short-term investments at amortized cost	—	637,124,647
Repurchase agreement	—	45,855,000
Cash	680,494	273,025
Receivables:
Investment securities sold	—	8,002,344
Fund shares sold	51,442	781,493
Dividends and interest	370,402	2,412,273
Prepaid expenses	14,176	162,993
Reimbursement due from manager	4,306	—
Total assets	27,960,024	694,611,775

LIABILITIES:
Payable for investment securities purchased	284,925	8,001,576
Payable for fund shares redeemed	—	425,378
Income distribution payable	79,071	17,955
Payable to affiliates	18,235	403,669
Payable for trustee fees	1,135	8,006
Other accrued expenses and liabilities	15,335	161,329
Total liabilities	398,701	9,017,913
NET ASSETS	$27,561,323	$685,593,862

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$27,050,032	$685,785,036
Accumulated net investment loss	(1,275)	(4)
Accumulated net realized loss on investments	(15,281)	(191,170)
Net unrealized appreciation on investments	527,847	—
NET ASSETS	$27,561,323	$685,593,862

* Cost of investments in securities	$26,311,357	$—

Class A:
Net assets	$22,864,236	$656,730,810
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	2,224,850	656,891,290
Net asset value and redemption price per share	$10.28	$1.00
Maximum offering price per share (4.75%)(1)	$10.79	$1.00

Class B:
Net assets	$3,031,741	$23,995,185
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	295,178	24,018,764
Net asset value and redemption price per share(2)	$10.27	$1.00
Maximum offering price per share	$10.27	$1.00

Class C:
Net assets	$1,665,346	$4,867,867
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	162,016	4,875,584
Net asset value and redemption price per share(2)	$10.28	$1.00
Maximum offering price per share	$10.28	$1.00

(1)          Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2006

ING Institutional Prime Money Market Fund
ASSETS:
Short-term investments at amortized cost	$170,275,353
Repurchase agreement	13,736,000
Cash	17,658
Receivables:
Investment securities sold	6,001,758
Dividends and interest	603,364
Prepaid expenses	51,734
Total assets	190,685,867

LIABILITIES:
Payable for investment securities purchased	9,699,589
Payable for fund shares redeemed	1,000,000
Income distribution payable	236,999
Payable to affiliates	54,635
Payable for trustee fees	1,309
Other accrued expenses and liabilities	34,796
Total liabilities	11,027,328
NET ASSETS	$179,658,539

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$179,635,897
Undistributed net investment income	29,036
Accumulated net realized loss on investments	(6,394)
Net unrealized appreciation on investments	—
NET ASSETS	$179,658,539

Net assets	$179,658,539
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	179,664,933
Net asset value and redemption price per share	$1.00

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2006

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$454,252	$752,090
Interest	37,357,999	16,423,325	37,787,523
Securities lending income	15,890	28,240	908,565
Total investment income	37,373,889	16,905,817	39,448,178

EXPENSES:
Investment management fees	3,268,309	1,421,515	3,346,443
Distribution and service fees:
Class A	1,287,080	353,829	1,719,443
Class B	902,189	992,995	640,662
Class C	387,877	210,885	732,917
Class M	1,949	—	—
Class Q	219	—	—
Class O	—	—	99,652
Class R	—	—	2,906
Transfer agent fees:
Class A	383,936	162,094	534,531
Class B	66,772	150,997	65,269
Class C	28,739	32,161	74,674
Class M	127	—	—
Class I	2,010	—	56,939
Class Q	14	—	—
Class O	—	—	42,179
Class R	—	—	582
Administrative service fees	658,016	227,045	810,021
Shareholder reporting expense	141,391	68,475	242,981
Registration fees	106,084	62,070	108,280
Professional fees	56,945	31,415	74,730
Custody and accounting expense	83,910	38,805	99,065
Trustee fees	20,580	10,911	24,990
Insurance expense	18,631	8,881	16,875
Miscellaneous expense	17,278	13,524	15,569
Total expenses	7,432,056	3,785,602	8,708,708
Net waived and reimbursed fees	(41,448)	(190,523)	(490,560)
Net expenses	7,390,608	3,595,079	8,218,148
Net investment income	29,983,281	13,310,738	31,230,030

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES AND SWAPS:
Net realized gain (loss) on:
Investments	3,622,049	(13,256,721)	(7,071,875)
Foreign currency and foreign currency related transactions	—	65,007	3,370
Futures and swaps	—	—	1,095,524
Net realized gain (loss) on investments, foreign currency related transactions, futures and swaps	3,622,049	(13,191,714)	(5,972,981)
Net change in unrealized appreciation or depreciation on:
Investments	(17,878,273)	12,534,942	(9,219,983)
Foreign currency and foreign currency related transactions	—	(90,038)	(65)
Futures and swaps	—	(143,060)	(257,113)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	(17,878,273)	12,301,844	(9,477,161)
Net realized and unrealized loss on investments, foreign currency related transactions, futures and swaps	(14,256,224)	(889,870)	(15,450,142)
Increase in net assets resulting from operations	$15,727,057	$12,420,868	$15,779,888

*Foreign taxes	$—	$—	$1,244

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING National Tax Exempt Bond Fund	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
	Year Ended March 31, 2006	Year Ended March 31, 2006	July 28, 2005(1) to March 31, 2006
INVESTMENT INCOME:
Interest	$1,305,214	$23,540,923	$4,969,116
Total investment income	1,305,214	23,540,923	4,969,116

EXPENSES:
Investment management fees	130,897	1,533,086	92,438
Distribution and service fees:
Class A	77,436	4,352,009	—
Class B	30,989	280,553	—
Class C	18,381	49,112	—
Transfer agent fees:
Class A	1,949	87,529	1,095
Class B	259	4,041	—
Class C	153	723	—
Administrative service fees	28,347	—	—
Shareholder reporting expense	7,148	137,899	15,273
Registration fees	44,824	186,113	7,244
Professional fees	8,628	55,637	5,892
Custody and accounting expense	912	70,403	24,215
Trustee fees	1,095	21,885	3,404
Organization expense	—	—	67,397
Insurance expense	747	14,028	371
Miscellaneous expense	2,522	13,565	1,519
Total expenses	354,287	6,806,583	218,848
Net waived and reimbursed fees	(17,872)	(1,894,988)	(22,801)
Net expenses	336,415	4,911,595	196,047
Net investment income	968,799	18,629,328	4,773,069

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	323,563	(15,431)	(6,394)
Net change in unrealized appreciation or depreciation on investments	(628,923)	—	—
Net realized and unrealized gain (loss) on investments	(305,360)	(15,431)	(6,394)
Increase in net assets resulting from operations	$663,439	$18,613,897	$4,766,675

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GNMA Income Fund		ING High Yield Bond Fund
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
FROM OPERATIONS:
Net investment income	$29,983,281	$29,646,257	$13,310,738	$9,567,361
Net realized gain (loss) on investments and foreign currency related transactions	3,622,049	(3,721,907)	(13,191,714)	7,939,355
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(17,878,273)	(23,036,826)	12,301,844	(13,173,321)
Net increase in net assets resulting from operations	15,727,057	2,887,524	12,420,868	4,333,395

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(26,098,410)	(28,659,206)	(6,737,675)	(4,775,952)
Class B	(3,959,481)	(5,047,902)	(5,510,877)	(3,805,317)
Class C	(1,693,514)	(2,367,634)	(1,171,389)	(986,091)
Class M	(8,930)	(10,826)	—	—
Class I	(697,343)	(524,100)	—	—
Class Q	(4,480)	(5,596)	—	—
Total distributions	(32,462,158)	(36,615,264)	(13,419,941)	(9,567,360)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	99,407,124	123,893,040	41,472,047	33,936,220
Net proceeds from shares issued in merger	46,201,389	—	—	236,998,843
Dividends reinvested	27,137,387	30,021,590	6,353,721	4,092,948
	172,745,900	153,914,630	47,825,768	275,028,011
Cost of shares redeemed	(193,650,406)	(242,803,052)	(116,768,800)	(80,721,751)
Net increase (decrease) in net assets resulting from capital share transactions	(20,904,506)	(88,888,422)	(68,943,032)	194,306,260
Net increase (decrease) in net assets	(37,639,607)	(122,616,162)	(69,942,105)	189,072,295

NET ASSETS:
Beginning of year	674,755,793	797,371,955	262,615,078	73,542,783
End of year	$637,116,186	$674,755,793	$192,672,973	$262,615,078
Undistributed net investment income (accumulated net investment loss) at end of year	$2,041,427	$1,158,018	$(331,166)	$(287,861)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Intermediate Bond Fund		ING National Tax-Exempt Bond Fund
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
FROM OPERATIONS:
Net investment income	$31,230,030	$16,300,103	$968,799	$861,357
Net realized gain (loss) on investments, foreign currency and foreign currency related transactions, futures, and swaps	(5,972,981)	5,855,019	323,563	(15,754)
Net change in unrealized appreciation or depreciation on investments, foreign currency and foreign currency related transactions, futures, and swaps	(9,477,161)	(13,268,848)	(628,923)	(518,507)
Net increase in net assets resulting from operations	15,779,888	8,886,274	663,439	327,096

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(21,129,307)	(12,001,725)	(830,785)	(753,523)
Class B	(2,090,084)	(1,597,263)	(86,603)	(68,656)
Class C	(2,398,616)	(1,698,192)	(51,411)	(39,179)
Class I	(4,945,436)	(1,112,409)	—	—
Class O	(1,591,398)	(614,124)	—	—
Class R	(22,537)	(7,162)	—	—
Net realized gains:
Class A	(1,826,580)	(5,402,910)	(252,957)	(150,444)
Class B	(215,404)	(1,055,176)	(32,530)	(18,251)
Class C	(250,102)	(1,104,030)	(19,924)	(11,072)
Class I	(527,267)	(338,522)	—	—
Class O	(139,818)	(114,108)	—	—
Class R	(2,543)	(3,136)	—	—
Total distributions	(35,139,092)	(25,048,757)	(1,274,210)	(1,041,125)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	422,545,470	277,518,838	2,081,336	2,535,080
Net proceeds from shares issued in merger	—	137,658,413	—	—
Dividends reinvested	28,286,436	18,700,295	163,656	137,637
	450,831,906	433,877,546	2,244,992	2,672,717
Cost of shares redeemed	(176,312,495)	(165,583,293)	(2,216,079)	(1,645,347)
Net increase in net assets resulting from capital share transactions	274,519,411	268,294,253	28,913	1,027,370
Net increase (decrease) in net assets	255,160,207	252,131,770	(581,858)	313,341

NET ASSETS:
Beginning of year	674,395,528	422,263,758	28,143,181	27,829,840
End of year	$929,555,735	$674,395,528	$27,561,323	$28,143,181
Undistributed net investment income (accumulated net investment loss) at end of year	$36,623	$67,477	$(1,275)	$(1,160)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Classic Money Market Fund		ING Institutional Prime Money Market Fund
	Year Ended March 31, 2006	Year Ended March 31, 2005	July 28, 2005(1) to March 31, 2006
FROM OPERATIONS:
Net investment income	$18,629,328	$4,816,932	$4,773,069
Net realized loss on investments	(15,431)	(119,185)	(6,394)
Net increase in net assets resulting from operations	18,613,897	4,697,747	4,766,675

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(17,827,103)	(4,742,850)	(4,773,069)
Class B	(680,890)	(68,615)	—
Class C	(121,335)	(5,471)	—
Total distributions	(18,629,328)	(4,816,936)	(4,773,069)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	534,990,330	406,931,463	462,400,001
Net Proceeds from shares issued in merger	—	73,425,807	—
Dividends reinvested	18,332,291	4,652,539	3,264,932
	553,322,621	485,009,809	465,664,933
Cost of shares redeemed	(448,676,993)	(304,285,630)	(286,000,000)
Net increase in net assets resulting from capital share transactions	104,645,628	180,724,179	179,664,933
Net increase in net assets	104,630,197	180,604,990	179,658,539

NET ASSETS:
Beginning of period	580,963,665	400,358,675	—
End of period	$685,593,862	$580,963,665	$179,658,539
Undistributed net investment income (accumulated net investment loss) at end of period	$(4)	$(4)	$29,036

(1)   Commencement of Operations

See Accompanying Notes to Financial Statements

Ing Gnma INCOME FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$8.52	8.91	9.00	8.53	8.63
Income (loss) from investment operations:
Net investment income	$0.40	0.37	0.32	0.42	0.46
Net realized and unrealized gain (loss) on investments	$(0.19)	(0.31)	0.02	0.49	(0.09)
Total from investment operations	$0.21	0.06	0.34	0.91	0.37
Less distributions from:
Net investment income	$0.43	0.45	0.43	0.44	0.47
Total distributions	$0.43	0.45	0.43	0.44	0.47
Net asset value, end of year	$8.30	8.52	8.91	9.00	8.53
Total Return(1)%	2.50	0.74	3.88	10.82	4.38

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$504,734	521,688	592,066	666,433	535,903
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	0.98	0.98	1.04	1.13	1.22
Gross expenses prior to expense reimbursement/recoupment(2)%	0.99	0.98	1.04	1.13	1.22
Net investment income %	4.70	4.27	3.57	4.78	5.32
Portfolio turnover rate %	39	40	128	75	76

	Class B
	Year Ended March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$8.48	8.87	8.96	8.50	8.61
Income (loss) from investment operations:
Net investment income	$0.33	0.29	0.25	0.35	0.39
Net realized and unrealized gain (loss) on investments	$(0.18)	(0.29)	0.02	0.48	(0.09)
Total from investment operations	$0.15	—	0.27	0.83	0.30
Less distributions from:
Net investment income	$0.37	0.39	0.36	0.37	0.41
Total distributions	$0.37	0.39	0.36	0.37	0.41
Net asset value, end of year	$8.26	8.48	8.87	8.96	8.50
Total Return(1)%	1.75	(0.02)	3.12	9.95	3.53

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$78,823	99,130	130,339	150,549	79,302
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.73	1.73	1.79	1.88	1.98
Gross expenses prior to expense reimbursement/recoupment(2)%	1.74	1.73	1.79	1.88	1.98
Net investment income %	3.95	3.52	2.84	3.98	4.55
Portfolio turnover rate %	39	40	128	75	76

(1)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)            The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

Ing Gnma INCOME FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$8.49	8.88	8.97	8.51	8.61
Income (loss) from investment operations:
Net investment income	$0.33	0.29	0.25	0.36	0.40
Net realized and unrealized gain (loss) on investments	$(0.18)	(0.29)	0.02	0.47	(0.09)
Total from investment operations	$0.15	—	0.27	0.83	0.31
Less distributions from:
Net investment income	$0.37	0.39	0.36	0.37	0.41
Total distributions	$0.37	0.39	0.36	0.37	0.41
Net asset value, end of year	$8.27	8.49	8.88	8.97	8.51
Total Return(2)%	1.74	(0.03)	3.11	9.95	3.65

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$34,997	43,094	65,762	87,970	37,193
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)%	1.73	1.73	1.79	1.88	1.99
Gross expenses prior to expense reimbursement/recoupment(3)%	1.74	1.73	1.79	1.88	1.99
Net investment income %	3.95	3.51	2.92	3.97	4.52
Portfolio turnover rate %	39	40	128	75	76

	Class I
	Year Ended March 31,				January 7, 2002(1) to March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$8.53	8.92	9.01	8.54	8.61
Income (loss) from investment operations:
Net investment income	$0.45	0.41	0.35	0.44	0.10
Net realized and unrealized gain (loss) on investments	$(0.21)	(0.32)	0.01	0.50	(0.10)
Total from investment operations	$0.24	0.09	0.36	0.94	0.00
Less distributions from:
Net investment income	$0.46	0.48	0.45	0.47	0.07
Total distributions	$0.46	0.48	0.45	0.47	0.07
Net asset value, end of period	$8.31	8.53	8.92	9.01	8.54
Total Return(2)%	2.82	1.05	4.21	11.18	0.04

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$18,287	10,539	8,760	6,946	1,615
Ratios to average net assets:
Expenses(4)%	0.67	0.68	0.71	0.78	0.88
Net investment income(4)%	4.96	4.59	3.94	5.00	5.83
Portfolio turnover rate %	39	40	128	75	76

(1)            Commencement of operations.

(2)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(3)            The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4)            Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

Ing Gnma INCOME FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class M
	Year Ended March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$8.54	8.92	9.01	8.54	8.63
Income (loss) from investment operations:
Net investment income	$0.36	0.33 *	0.31	0.37	0.41
Net realized and unrealized gain (loss) on investments	$(0.20)	(0.30)	(0.02)	0.49	(0.07)
Total from investment operations	$0.16	0.03	0.29	0.86	0.34
Less distributions from:
Net investment income	$0.39	0.41	0.38	0.39	0.43
Total distributions	$0.39	0.41	0.38	0.39	0.43
Net asset value, end of year	$8.31	8.54	8.92	9.01	8.54
Total Return(1)%	1.87	0.33	3.30	10.29	4.03

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$194	201	312	1,111	495
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.49	1.48	1.54	1.62	1.73
Gross expenses prior to expense reimbursement/recoupment(2)(3)%	1.74	1.48	1.54	1.62	1.73
Net investment income %	4.20	3.76	3.23	4.19	4.81
Portfolio turnover rate %	39	40	128	75	76

		Class Q
		Year Ended March 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$8.53	8.92	9.01	8.54	8.63
Income (loss) from investment operations:
Net investment income		$0.40	0.39	0.32	0.44	0.39
Net realized and unrealized gain (loss) on investments		$(0.18)	(0.33)	0.02	0.47	(0.01)
Total from investment operations		$0.22	0.06	0.34	0.91	0.38
Less distributions from:
Net investment income		$0.43	0.45	0.43	0.44	0.47
Total distributions		$0.43	0.45	0.43	0.44	0.47
Net asset value, end of year		$8.32	8.53	8.92	9.01	8.54
Total Return(1)%		2.65	0.76	3.94	10.90	4.50

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$82	103	134	183	204
Ratios to average net assets:
Expenses	%	0.92	0.93	0.96	1.04	1.12
Net investment income	%	4.77	4.32	3.62	4.89	5.35
Portfolio turnover rate	%	39	40	128	75	76

(1)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)            The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)            During the year ended March 31, 2006, the Distributor voluntarily waived 0.25% of the Class M Distribution Fee.

*               Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

Ing HIGH YIELD BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$8.75	8.88	8.29	8.74	9.36
Income (loss) from investment operations:
Net investment income	$0.55	0.54	0.59	0.61	0.78
Net realized and unrealized gain (loss) on investments	$(0.04)	(0.13)	0.60	(0.45)	(0.62)
Total from investment operations	$0.51	0.41	1.19	0.16	0.16
Less distributions from:
Net investment income	$0.55	0.54	0.60	0.61	0.78
Total distributions	$0.55	0.54	0.60	0.61	0.78
Net asset value, end of year	$8.71	8.75	8.88	8.29	8.74
Total Return(1)%	6.01	4.73	14.70	2.24	1.94

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$99,178	110,683	44,009	43,375	38,525
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.18	1.22	1.29	1.30	1.30
Gross expenses prior to expense reimbursement/recoupment %	1.31	1.33	1.33	1.43	1.79
Net investment income after expense reimbursement/recoupment(2)%	6.27	6.12	6.81	7.48	8.67
Portfolio turnover rate %	111	119	105	122	344

	Class B
	Year Ended March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$8.74	8.88	8.28	8.74	9.36
Income (loss) from investment operations:
Net investment income	$0.47	0.48	0.53	0.55	0.72
Net realized and unrealized gain (loss) on investments	$(0.03)	(0.15)	0.60	(0.46)	(0.62)
Total from investment operations	$0.44	0.33	1.13	0.09	0.10
Less distributions from:
Net investment income	$0.48	0.47	0.53	0.55	0.72
Total distributions	$0.48	0.47	0.53	0.55	0.72
Net asset value, end of year	$8.70	8.74	8.88	8.28	8.74
Total Return(1)%	5.22	3.83	14.01	1.37	1.29

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$75,940	125,603	18,753	11,584	6,673
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.94	1.97	2.04	2.05	2.05
Gross expenses prior to expense reimbursement/recoupment %	1.98	1.98	1.98	2.07	2.44
Net investment income after expense reimbursement/recoupment(2)%	5.50	5.39	6.04	6.73	7.85
Portfolio turnover rate %	111	119	105	122	344

(1)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)            The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

Ing HIGH YIELD BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$8.75	8.88	8.28	8.74	9.36
Income (loss) from investment operations:
Net investment income	$0.48	0.48	0.53	0.56	0.71
Net realized and unrealized gain (loss) on investments	$(0.03)	(0.13)	0.60	(0.46)	(0.61)
Total from investment operations	$0.45	0.35	1.13	0.10	0.10
Less distributions from:
Net investment income	$0.49	0.48	0.53	0.56	0.72
Total distributions	$0.49	0.48	0.53	0.56	0.72
Net asset value, end of year	$8.71	8.75	8.88	8.28	8.74
Total Return(1)%	5.22	3.96	14.03	1.43	1.21

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$17,555	26,330	10,780	5,281	1,633
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.94	1.97	2.04	2.04	2.05
Gross expenses prior to expense reimbursement/recoupment %	1.98	1.98	1.98	2.06	2.44
Net investment income after expense reimbursement/recoupment(2)%	5.51	5.37	6.04	6.72	7.92
Portfolio turnover rate %	111	119	105	122	344

(1)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)            The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years

See Accompanying Notes to Financial Statements.

Ing INTERMEDIATE BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$10.32	10.67	10.51	9.91	10.18
Income (loss) from investment operations:
Net investment income	$0.41	0.32	0.31	0.35	0.51
Net realized and unrealized gain (loss) on investments	$(0.14)	(0.17)	0.32	0.77	0.42
Total from investment operations	$0.27	0.15	0.63	1.12	0.93
Less distributions from:
Net investment income	$0.42	0.33	0.33	0.37	0.53
Net realized gain on investments	$0.04	0.17	0.14	0.15	0.67
Total distributions	$0.46	0.50	0.47	0.52	1.20
Net asset value, end of year	$10.13	10.32	10.67	10.51	9.91
Total Return(1)%	2.53	1.52	6.16	11.48	9.27

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$572,196	459,850	268,086	146,649	41,503
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.93	1.00	1.10	1.14	1.15
Gross expenses prior to expense reimbursement %	1.02	1.14	1.18	1.24	1.36
Net investment income after expense reimbursement(2)%	3.92	3.08	2.91	3.21	4.93
Portfolio turnover rate %	469	417	475	639	1,216	*

	Class B
	Year Ended March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$0.30	10.65	10.50	9.90	10.18
Income (loss) from investment operations:
Net investment income	$0.32	0.24	0.23	0.28	0.44
Net realized and unrealized gain (loss) on investments	$(0.13)	(0.17)	0.31	0.76	0.40
Total from investment operations	$0.19	0.07	0.54	1.04	0.84
Less distributions from:
Net investment income	$0.34	0.25	0.25	0.29	0.45
Net realized gain on investments	$0.04	0.17	0.14	0.15	0.67
Total distributions	$0.38	0.42	0.39	0.44	1.12
Net asset value, end of year	$10.11	10.30	10.65	10.50	9.90
Total Return(1)%	1.76	0.75	5.28	10.64	8.37

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$60,526	64,779	67,402	61,544	11,216
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.69	1.75	1.85	1.89	1.90
Gross expenses prior to expense reimbursement/recoupment %	1.70	1.79	1.83	1.89	2.01
Net investment income after expense reimbursement/recoupment(2)%	3.14	2.31	2.16	2.39	4.09
Portfolio turnover rate %	469	417	475	639	1,216	*

(1)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)            The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*               Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

See Accompanying Notes to Financial Statements.

Ing INTERMEDIATE BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$10.31	10.65	10.50	9.90	10.19
Income (loss) from investment operations:
Net investment income	$0.33	0.24	0.23	0.28	0.44
Net realized and unrealized gain (loss) on investments	$(0.14)	(0.16)	0.31	0.76	0.39
Total from investment operations	$0.19	0.08	0.54	1.04	0.83
Less distributions from:
Net investment income	$0.34	0.25	0.25	0.29	0.45
Net realized gain on investments	$0.04	0.17	0.14	0.15	0.67
Total distributions	$0.38	0.42	0.39	0.44	1.12
Net asset value, end of year	$10.12	10.31	10.65	10.50	9.90
Total Return(2)%	1.77	0.86	5.28	10.68	8.24

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$73,281	71,648	71,228	52,979	6,382
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)%	1.69	1.75	1.85	1.90	1.90
Gross expenses prior to expense reimbursement/recoupment %	1.70	1.79	1.83	1.90	2.01
Net investment income after expense reimbursement/recoupment(4)%	3.15	2.31	2.16	2.36	4.20
Portfolio turnover rate %	469	417	475	639	1,216	*

	Class I
						January 8,
						2002(1) to
	Year Ended March 31,					March 31,
	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.32	10.67		10.51	9.91	9.99
Income (loss) from investment operations:
Net investment income	$0.44	0.36	**	0.35	0.39	0.11
Net realized and unrealized gain (loss) on investments	$(0.13)	(0.17)		0.33	0.76	(0.07)
Total from investment operations	$0.31	0.19		0.68	1.15	0.04
Less distributions from:
Net investment income	$0.45	0.37		0.38	0.40	0.12
Net realized gain on investments	$0.04	0.17		0.14	0.15	—
Total distributions	$0.49	0.54		0.52	0.55	0.12
Net asset value, end of period	$10.14	10.32		10.67	10.51	9.91
Total Return(2)%	2.94	1.85		6.60	11.88	0.36

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$179,582	43,808		14,548	15,046	9,800
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(3)(4)%	0.60	0.68		0.71	0.73	0.82
Gross expenses prior to expense reimbursement/recoupment(3)%	0.61	0.72		0.68	0.73	0.90
Net investment income after expense reimbursement/recoupment(3)(4)%	4.40	3.43		3.30	3.70	0.05
Portfolio turnover rate %	469	417		475	639	1,216	*

(1)            Commencement of operations.

(2)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)            Annualized for periods less than one year.

(4)            The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*               Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

**        Per share data calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

Ing INTERMEDIATE BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O		Class R
	Year	August 13,			March 16,
	Ended	2004(1) to			2004(1) to
	March 31,	March 31,	Year Ended March 31,		March 31,
	2006	2005	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$10.32	10.41	10.34	10.67	10.71
Income (loss) from investment operations:
Net investment income	$0.40	0.21	0.38	0.33	0.01
Net realized and unrealized loss on investments	$(0.13)	(0.04)	(0.14)	(0.16)	(0.05)
Total from investment operations	$0.27	0.17	0.24	0.17	(0.04)
Less distributions from:
Net investment income	$0.41	0.22	0.39	0.33	—
Net realized gain on investments	$0.04	0.04	0.04	0.17	—
Total distributions	$0.45	0.26	0.43	0.50	—
Net asset value, end of period	$10.14	10.32	10.15	10.34	10.67
Total Return(2)%	2.58	1.61	2.26	1.64	(0.37)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,171	33,997	799	313	1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.94	0.96	1.16	1.17	1.25
Gross expenses prior to expense reimbursement(3)%	0.95	1.00	1.17	1.21	1.25
Net investment income after expense reimbursement(3)(4)%	3.91	3.19	3.79	2.96	3.20
Portfolio turnover rate %	469	417	469	417	475

(1)            Commencement of operations.

(2)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)            Annualized for periods less than one year.

(4)            The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ing NATIONAL TAX-EXEMPT BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$10.50	10.78	10.87	10.32	10.50
Income (loss) from investment operations:
Net investment income	$0.37	0.34	0.35	0.39	0.41
Net realized and unrealized gain (loss) on investments	$(0.11)	(0.21)	0.12	0.67	(0.18)
Total from investment operations	$0.26	0.13	0.47	1.06	0.23
Less distributions from:
Net investment income	$0.37	0.34	0.35	0.39	0.41
Net realized gain on investments	$0.11	0.07	0.21	0.12	—
Total distributions	$0.48	0.41	0.56	0.51	0.41
Net asset value, end of year	$10.28	10.50	10.78	10.87	10.32
Total Return(1)%	2.55	1.19	4.41	10.44	2.25

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$22,864	23,296	24,082	23,647	22,868
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.06	1.10	1.15	1.15	1.10
Gross expenses prior to expense reimbursement/recoupment %	1.13	1.13	1.27	1.28	1.52
Net investment income after expense reimbursement/recoupment(2)%	3.55	3.19	3.23	3.64	3.97
Portfolio turnover rate %	32	22	31	22	27

	Class B
	Year Ended March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$10.50	10.77	10.86	10.31	10.48
Income (loss) from investment operations:
Net investment income	$0.29	0.26	0.27	0.31	0.34
Net realized and unrealized gain (loss) on investments	$(0.12)	(0.20)	0.12	0.67	(0.17)
Total from investment operations	$0.17	0.06	0.39	0.98	0.17
Less distributions from:
Net investment income	$0.29	0.26	0.27	0.31	0.34
Net realized gain on investments	$0.11	0.07	0.21	0.12	—
Total distributions	$0.40	0.33	0.48	0.43	0.34
Net asset value, end of year	$10.27	10.50	10.77	10.86	10.31
Total Return(1)%	1.68	0.54	3.63	9.65	1.59

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$3,032	3,041	2,643	2,792	1,265
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.81	1.85	1.90	1.90	1.84
Gross expenses prior to expense reimbursement/recoupment %	1.78	1.78	1.92	1.94	2.16
Net investment income after expense reimbursement/recoupment(2)%	2.79	2.44	2.48	2.86	3.22
Portfolio turnover rate %	32	22	31	22	27

(1)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)            The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ing NATIONAL TAX-EXEMPT BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended March 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$10.50	10.78	10.87	10.33	10.49
Income (loss) from investment operations:
Net investment income	$0.29	0.26	0.27	0.31	0.34
Net realized and unrealized gain (loss) on investments	$(0.11)	(0.21)	0.12	0.66	(0.16)
Total from investment operations	$0.18	0.05	0.39	0.97	0.18
Less distributions from:
Net investment income	$0.29	0.26	0.27	0.31	0.34
Net realized gains on investments	$0.11	0.07	0.21	0.12	—
Total distributions	$0.40	0.33	0.48	0.43	0.34
Net asset value, end of year	$10.28	10.50	10.78	10.87	10.33
Total Return(1)%	1.77	0.49	3.63	9.56	1.69

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$1,665	1,806	1,104	1,065	271
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.81	1.85	1.90	1.90	1.83
Gross expenses prior to expense reimbursement/recoupment %	1.80	1.78	1.92	1.94	2.18
Net investment income after expense reimbursement/recoupment(2)%	2.80	2.44	2.49	2.84	3.21
Portfolio turnover rate %	32	22	31	22	27

(1)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)            The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING CLASSIC MONEY MARKET FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended March 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	1.00	1.00		1.00	1.00
Income from investment operations:
Net investment income	$0.03	0.01	0.00	*	0.01	0.03
Total from investment operations	$0.03	0.01	0.00	*	0.01	0.03
Less distributions from:
Net investment income	$0.03	0.01	0.00	*	0.01	0.03
Total distributions	$0.03	0.01	0.00	*	0.01	0.03
Net asset value, end of year	$1.00	1.00	1.00		1.00	1.00
Total Return(1)%	3.07	1.02	0.44		1.06	2.83

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$656,731	550,091	398,997		458,964	549,999
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.77	0.77	0.77		0.77	0.77
Gross expenses prior to expense reimbursement %	1.10	1.08	1.16		1.27	1.27
Net investment income after expense reimbursement(2)%	3.07	1.06	0.44		1.06	2.75

	Class B
	Year Ended March 31,
	2006	2005	2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	1.00	1.00		1.00		1.00
Income from investment operations:
Net investment income	$0.02	0.01	0.00	*	0.00	*	0.02
Total from investment operations	$0.02	0.01	0.00	*	0.00	*	0.02
Less distributions from:
Net investment income	$0.02	0.01	0.00	*	0.00	*	0.02
Total distributions	$0.02	0.01	0.00	*	0.00	*	0.02
Net asset value, end of year	$1.00	1.00	1.00		1.00		1.00
Total Return(1)%	2.46	0.57	0.15		0.43		2.21

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$23,995	26,941	816		1,156		1,987
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.34	1.33	1.07		1.40		1.37
Gross expenses prior to expense reimbursement %	1.34	1.33	1.41		1.52		1.53
Net investment income after expense reimbursement(2)%	2.43	0.94	0.15		0.46		2.27

(1)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)            The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*               Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Ing CLASSIC MONEY MARKET FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended March 31,
	2006	2005	2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	1.00	1.00		1.00		1.00
Income from investment operations:
Net investment income	$0.02	0.01	0.00	*	0.00	*	0.02
Total from investment operations	$0.02	0.01	0.00	*	0.00	*	0.02
Less distributions from:
Net investment income	$0.02	0.01	0.00	*	0.00	*	0.02
Total distributions	$0.02	0.01	0.00	*	0.00	*	0.02
Net asset value, end of year	$1.00	1.00	1.00		1.00		1.00
Total Return(1)%	2.46	0.58	0.14		0.42		2.20

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,868	3,932	546		524		590
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.34	1.33	1.07		1.40		1.38
Gross expenses prior to expense reimbursement %	1.34	1.33	1.41		1.52		1.53
Net investment income after expense reimbursement(2)%	2.47	0.78	0.15		0.42		2.44

(1)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)            The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*               Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Ing INSTITUTIONAL PRIME MONEY MARKET FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

July 28, 2005(1) to March 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	$0.03
Total from investment operations	$0.03
Less distributions from:
Net investment income	$0.03
Total distributions	$0.03
Net asset value, end of period	$1.00
Total Return(2)%	2.70

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$179,659
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.17
Gross expenses prior to expense reimbursement/recoupment(3)%	0.19
Net investment income after expense reimbursement(3)(4)%	4.14

(1)            Commencement of operations.

(2)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)            Annualized for periods less than one year.

(4)            The Investment Manager has agreed to limit expenses, (excluding interest taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust (“Trust”) is a Delaware business trust registered as an open-end management investment company. The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series: ING GNMA Income Fund (“GNMA Income”), ING High Yield Bond Fund (“High Yield Bond”), ING Intermediate Bond Fund (“Intermediate Bond”), ING National Tax-Exempt Bond Fund (“National Tax-Exempt Bond”), ING Classic Money Market Fund (“Classic Money Market”) and ING Institutional Prime Money Market Fund (“Institutional Money Market”) (Each, a “Fund” and collectively, the “Funds”).

The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund, except Institutional Money Market, offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O, Class Q and Class R. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC (“ING Investments”), serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM”), to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by marketmakers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Classic Money Market and Institutional Money Market use the amortized cost method to value their portfolios securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds.

Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.            Foreign Currency Transactions and Futures Contracts. High Yield Bond, Intermediate Bond and National Tax-Exempt Bond may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

High Yield Bond and Intermediate Bond may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Income, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal

Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with Subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. Each Fund (except GNMA Income) has the option to temporarily loan up to 331/1% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.                Organization Expenses and Offering Costs. Costs incurred with the offering of common shares were recorded as a reduction of capital paid in excess of par applicable to common shares. Organization expenses are expensed as incurred.

K.            Illiquid and Restricted Securities. GNMA Income may not invest in illiquid securities. Classic Money Market and Institutional Money Market Funds may not invest more than 10% of their net assets in illiquid securities and all other Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.              Delayed Delivery Transaction. The Funds (except for Classic Money Market and Institutional Money Market) may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

M.         Mortgage Dollar Roll Transactions. Each Fund (except National Tax-Exempt Bond, Classic Money Market and Institutional Money Market) may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.            Options Contracts. High Yield Bond and Intermediate Bond may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

O.            Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
GNMA Income	$ 43,994,741	$ 4,873,745
High Yield Bond	242,314,754	310,755,524
Intermediate Bond	641,566,908	412,039,862
National Tax-Exempt Bond	8,804,161	9,039,439

U.S. Government securities not included above were as follows:

	Purchases	Sales
GNMA Income	$ 211,617,581	$ 322,092,719
Intermediate Bond	3,753,895,043	3,693,459,564

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

All Funds in this report have an Investment Management Agreement with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income — 0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter; for High Yield Bond — 0.51% on first $1 billion, 0.45% on next $4 billion and 0.40% on assets thereafter; for Intermediate Bond — 0.17%; for National Tax-Exempt Bond — 0.30%; for Classic Money Market — 0.25%; and for Institutional Money Market — 0.08%.

Prior to January 20, 2006, the investment management fees were as follows — GNMA Income — 0.60% of the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for High Yield Bond — 0.65% of the first $250 million, 0.60% of the next $250 million and 0.55% in excess of $500 million; for Intermediate Bond — 0.50% of the first $500 million, 0.45% of the next $500 million, 0.425% of the next $1 billion and 0.40% in excess of $2 billion; for National Tax-Exempt Bond — 0.50% on the first $100 million and 0.40% in excess of $100 million; for Classic Money Market — 0.25%; and for Institutional Money Market — 0.08%.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund, with the exception of Money Market and Institutional Money Market, a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and as otherwise noted below) has adopted a Distribution and/or Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class M	Class O	Class Q	Class R
GNMA Income	0.25%	1.00%	1.00%	1.00%	N/A	0.25%	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A
Intermediate Bond	0.25%	1.00%	1.00%	N/A	0.25%	N/A	0.50%
National Tax-Exempt Bond	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A
Classic Money Market	0.75%	1.00%	1.00%	N/A	N/A	N/A	N/A
Institutional Money Market	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Prior to January 20, 2006, the distribution and service fees for High Yield Bond, Intermediate Bond and National Tax-Exempt Bond were as follows:

	Class A	Class B	Class C	Class M	Class O	Class Q	Class R
High Yield Bond	0.35%	1.00%	1.00%	N/A	N/A	N/A	N/A
Intermediate Bond	0.35%	1.00%	1.00%	N/A	0.25%	N/A	0.50%
National Tax-Exempt Bond	0.35%	1.00%	1.00%	N/A	N/A	N/A	N/A

During the year ended March 31, 2006, the Distributor waived $33,270, $5,354, and $2,337 of the Class A, Class B, and Class C Distribution Fee for GNMA Income and $487 of the Class M Distribution Fee.

During the year ended March 31, 2006, the Distributor voluntarily waived 0.25% of the Class M Distribution Fee for GNMA Income.

From April 1, 2005 to January 19, 2006, the Distributor waived 0.10% of the Class A Distribution Fee for High Yield Bond, Intermediate Bond and National Tax-Exempt Bond.

During the year ended March 31, 2006, the Distributor voluntarily waived Distribution and Service Fees of 0.33% for Class A of Classic Money Market.

The Distributor also receives the proceeds of initial sales charge paid by shareholders upon the purchase of Class A and Class M shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2006, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Initial Sales Charges
GNMA Income	$24,293	N/A	N/A	—
High Yield Bond	4,678	N/A	N/A	—
Intermediate Bond	35,887	N/A	N/A	—
National Tax-Exempt	1,109	N/A	N/A	—
Contingent Deferred Sales Charge
GNMA Income	15,856	N/A	$7,571	N/A
High Yield Bond	5,407	N/A	1,615	N/A
Intermediate Bond	16,007	N/A	7,148	N/A
Classic Money Market	1,040	N/A	4,353	N/A

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Accrued Reimbursement/ Recoupment Expense	Total
GNMA Income	$256,779	$54,633	$165,640	$ 6,925	$483,977
High Yield Bond	84,380	16,545	101,713	—	202,638
Intermediate Bond	134,050	78,853	245,057	—	457,960
National Tax-Exempt Bond	7,056	2,352	8,827	—	18,235
Classic Money Market	147,569	—	256,100	—	403,669
Institutional Money Market	13,365	—	—	41,270	54,635

At March 31, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company	-	GNMA Income (14.6%);
Intermediate Bond (20.0%);
and National Tax-Exempt Bond (74.4%).

ING National Trust	-	GNMA Income (5.9%);
and Intermediate Bond (16.0%).

ING USA Annuity and Life Insurance Company	-	Institutional Money Market (5.7%).

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 — Expense Limitations

Pursuant to written Expense Limitation Agreements, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

	Class A	Class B	Class C	Class I	Class M	Class O	Class Q	Class R
GNMA(1) Income	0.95%	1.70%	1.70%	0.67%	1.47%	N/A	0.92%	N/A
High Yield Bond	1.10%	1.85%	1.85%	N/A	N/A	N/A	N/A	N/A
Intermediate Bond	0.69%	1.44%	1.44%	0.38%	N/A	0.69%	N/A	0.94%
National Tax-Exempt Bond	0.87%	1.62%	1.62%	N/A	N/A	N/A	N/A	N/A
Classic Money Market	0.77%	1.41%	1.41%	N/A	N/A	N/A	N/A	N/A

(1)          Effective December 5, 2005, ING Investments has waived 0.02% of the distribution fee for GNMA Income Class A, Class B, and Class C. This waiver expires August 1, 2006.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage, and extraordinary expenses to 0.17% of Institutional Money Market’s average daily net assets.

Prior to January 20, 2006, the expense limits for GNMA Income, High Yield Bond, Intermediate Bond and National Tax-Exempt Bond were as follows:

	Class A	Class B	Class C	Class I	Class M	Class O	Class Q	Class R
GNMA Income	1.29%	2.04%	2.04%	1.04%	1.79%	N/A	1.29%	N/A
High Yield Bond	1.20%	1.95%	1.95%	N/A	N/A	N/A	N/A	N/A
Intermediate Bond	1.00%	1.75%	1.75%	0.75%	N/A	1.00%	N/A	1.25%
National Tax-Exempt Bond	1.15%	1.90%	1.90%	N/A	N/A	N/A	N/A	N/A

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of March 31, 2006, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	March 31,
	2007	2008	2009	Total
High Yield Bond	$ —	$ —	$113,342	$113,342
Intermediate Bond	—	251,036	77,333	328,369
National Tax-Exempt Bond	3,844	—	4,415	8,259
Institutional Money Market	—	—	22,801	22,801

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Income, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended March 31, 2006:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield Bond	21	$1,199,048	4.70%
Intermediate Bond	2	1,410,000	5.01%

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
GNMA Income (Number of Shares)
Shares sold	10,066,265	11,936,769	907,252	1,139,243	807,886	794,628
Shares issued in merger	3,078,523	—	198,454	—	90,256	—
Dividends reinvested	2,715,779	2,880,147	300,193	372,746	118,917	160,143
Shares redeemed	(16,266,683)	(20,045,296)	(3,549,930)	(4,519,492)	(1,860,040)	(3,286,313)
Net decrease in shares outstanding	(406,116)	(5,228,380)	(2,144,031)	(3,007,503)	(842,981)	(2,331,542)

GNMA Income ($)
Shares sold	$79,764,361	$103,248,084	$7,350,196	$9,812,626	$6,683,417	$6,841,947
Shares issued in merger	30,711,195	—	1,981,002	—	900,531	—
Dividends reinvested	22,906,968	24,892,865	2,523,048	3,211,230	1,000,388	1,380,904
Shares redeemed	(137,264,555)	(173,168,149)	(29,799,295)	(38,876,603)	(15,663,159)	(28,306,311)
Net decrease	$(3,882,031)	$(45,027,200)	$(17,945,049)	$(25,852,747)	$(7,078,823)	$(20,083,460)

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I		Class M		Class Q
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
GNMA Income (Number of Shares)
Shares sold	918,436	460,536	11	12	6	—
Shares issued in merger	1,261,704	—	—	—	—	—
Dividends reinvested	82,697	60,608	713	858	478	583
Shares redeemed	(1,297,179)	(267,754)	(936)	(12,295)	(2,761)	(3,468)
Net increase (decrease) in shares outstanding	965,658	253,390	(212)	(11,425)	(2,277)	(2,885)
GNMA Income ($)
Shares sold	$5,608,472	$3,990,291	$468	$92	$210	$—
Shares issued in merger	12,608,661	—	—	—	—	—
Dividends reinvested	696,912	524,103	6,027	7,441	4,044	5,047
Shares redeemed	(10,891,793)	(2,315,639)	(8,021)	(106,523)	(23,583)	(29,827)
Net increase (decrease)	$8,022,252	$2,198,755	$(1,526)	$(98,990)	$(19,329)	$(24,780)

	Class A		Class B		Class C
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
High Yield Bond (Number of Shares)
Shares sold	4,283,666	2,590,514	376,934	770,877	105,440	442,032
Shares issued in merger	—	9,802,063	—	14,680,633	—	2,015,478
Dividends reinvested	372,895	213,375	294,963	191,276	60,504	53,461
Shares redeemed	(5,922,652)	(4,907,225)	(6,312,010)	(3,390,430)	(1,160,116)	(715,334)
Net increase (decrease) in shares outstanding	(1,266,091)	7,698,727	(5,640,113)	12,252,356	(994,172)	1,795,637
High Yield Bond ($)
Shares sold	$37,259,692	$23,138,944	$3,290,473	$6,867,884	$921,882	$3,929,392
Shares issued in merger	—	87,682,572	—	131,283,737	—	18,032,534
Dividends reinvested	3,253,464	1,906,830	2,572,262	1,710,350	527,995	475,768
Shares redeemed	(51,709,974)	(43,896,845)	(54,978,481)	(30,458,250)	(10,080,345)	(6,366,656)
Net increase (decrease)	$(11,196,818)	$68,831,501	$(49,115,746)	$109,403,721	$(8,630,468)	$16,071,038

	Class A		Class B		Class C
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
Intermediate Bond (Number of Shares)
Shares sold	20,627,121	20,020,281	1,166,619	1,242,856	1,904,289	2,376,896
Shares issued in merger	—	7,782,918	—	281,573	—	178,918
Dividends reinvested	1,775,655	1,290,740	147,654	162,414	139,301	145,287
Shares redeemed	(10,476,981)	(9,777,963)	(1,616,224)	(1,730,794)	(1,751,216)	(2,438,209)
Net increase (decrease) in shares outstanding	11,925,795	19,315,976	(301,951)	(43,951)	292,374	262,892
Intermediate Bond ($)
Shares sold	$213,494,520	$208,496,288	$12,066,655	$12,918,869	$19,701,478	$24,752,573
Shares issued in merger	—	81,024,830	—	2,925,680	—	1,860,336
Dividends reinvested	18,351,362	13,432,920	1,523,148	1,686,232	1,437,949	1,509,860
Shares redeemed	(108,128,079)	(101,648,431)	(16,685,199)	(17,962,624)	(18,111,053)	(25,320,455)
Net increase (decrease)	$123,717,803	$201,305,607	$(3,095,396)	$(431,843)	$3,028,374	$2,802,314

	Class I		Class O		Class R
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	August 13, 2004(1) to March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
Intermediate Bond (Number of Shares)
Shares sold	14,385,293	1,105,426	2,557,931	1,847,824	96,767	51,163
Shares issued in merger	—	2,462,195	—	2,517,767	—	—
Dividends reinvested	523,382	134,583	153,640	64,256	—	—
Shares redeemed	(1,434,648)	(822,774)	(1,745,909)	(1,136,816)	(48,303)	(20,940)
Net increase in shares outstanding	13,474,027	2,879,430	965,662	3,293,031	48,464	30,223
Intermediate Bond ($)
Shares sold	$149,792,618	$11,537,314	$26,487,057	$19,277,116	$1,003,142	$536,678
Shares issued in merger	—	25,636,140	—	26,211,427	—	—
Dividends reinvested	5,386,015	1,401,462	1,587,962	669,961	—	—
Shares redeemed	(14,825,960)	(8,577,165)	(18,063,082)	(11,856,189)	(499,122)	(218,569)
Net increase	$140,352,673	$29,997,751	$10,011,937	$34,302,315	$504,020	$318,109

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
National Tax-Exempt Bond (Number of Shares)
Shares sold	62,062	41,636	103,690	102,559	32,359	95,788
Dividends reinvested	7,266	6,613	5,690	4,182	2,708	2,212
Shares redeemed	(62,812)	(64,637)	(103,924)	(62,425)	(45,043)	(28,473)
Net increase (decrease) in shares outstanding	6,516	(16,388)	5,456	44,316	(9,976)	69,527

National Tax-Exempt Bond ($)
Shares sold	$654,626	$441,706	$1,085,247	$1,083,239	$341,463	$1,010,135
Dividends reinvested	75,964	69,992	59,389	44,217	28,303	23,428
Shares redeemed	(660,992)	(684,691)	(1,084,774)	(659,861)	(470,313)	(300,795)
Net increase (decrease)	$69,598	$(172,993)	$59,862	$467,595	$(100,547)	$732,768

(1) Commencenment of Operations.

	Class A		Class B		Class C
	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2006	Year Ended March 31, 2005
Classic Money Market (Number of Shares)
Shares sold	494,264,073	370,502,330	34,975,633	36,332,099	5,750,624	97,034
Shares issued in merger	—	53,558,965	—	16,217,548	—	3,649,294
Dividends reinvested	17,618,283	4,586,322	596,983	61,152	117,025	5,136
Shares redeemed	(405,226,116)	(277,466,617)	(38,519,102)	(26,461,630)	(4,931,775)	(357,383)
Net increase (decrease) in shares outstanding	106,656,240	151,181,000	(2,946,486)	26,149,169	935,874	3,394,081
Classic Money Market ($)
Shares sold	$494,264,073	$370,502,330	$34,975,633	$36,332,099	$5,750,624	$97,034
Shares issued in merger	—	53,558,965	—	16,217,548	—	3,649,294
Dividends reinvested	17,618,283	4,586,251	596,983	61,152	117,025	5,136
Shares redeemed	(405,226,116)	(277,466,617)	(38,519,102)	(26,461,630)	(4,931,775)	(357,383)
Net increase (decrease)	$106,656,240	$151,180,929	$(2,946,486)	$26,149,169	$935,874	$3,394,081

	July 28, 2005(1) to March 31, 2006
Institutional Money Market (Number of Shares)
Shares sold	462,400,001
Dividends reinvested	3,264,932
Shares redeemed	(286,000,000)
Net increase in shares outstanding	179,664,933
Institutional Money Market ($)
Shares sold	$462,400,001
Dividends reinvested	3,264,932
Shares redeemed	(286,000,000)
Net increase	$179,664,933

(1) Commencement of Operations

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 10 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond Funds may invest in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. High Yield Bond and Intermediate Bond held the following defaulted securities at March 31, 2006.

Fund	Security	Market Value
High Yield Bond	ICG Services, Inc.,	$4
	10.000%, due 02/15/08
	International Utility Structures, Inc., 13.000%, due 02/01/08	2
		$6
Intermediate Bond	United Airlines, Inc.,
	6.602%, due 09/01/2013	$503,239
		$503,239

For financial reporting purposes, it is each Fund’s accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of March 31, 2006:

	Paid-In Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/ (Losses)
GNMA Income	$(4,472,754)	$3,362,286	$1,110,468
High Yield Bond	(47,276,599)	65,898	47,210,701
Intermediate Bond	—	916,494	(916,494)
National Tax-Exempt Bond	—	(115)	115
Institutional Money Market	(29,036)	29,036	—

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2006			Year Ended March 31, 2005
	Ordinary Income	Tax- Exempt Income	Long-Term Capital Gains	Ordinary Income	Tax- Exempt Income	Long-Term Capital Gains
GNMA Income	$32,462,158	$ —	$ —	$36,615,264	$ —	$—
High Yield Bond	13,419,941	—	—	9,567,361	—	—
Intermediate Bond	34,140,571	—	998,520	23,745,777	—	1,302,980
National Tax-Exempt Bond	32,879	936,035	305,296	4,862	857,915	178,348
Classic Money Market	18,629,328	—	—	4,816,936	—	—
Institutional Money Market	4,773,069	—	—	—	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GNMA Income	$2,041,427	$—	$(6,967,854)	$—	$(1,688,098)	2007
					(2,870,184)	2008
					(527,639)	2010
					(1,081,784)	2012
					(6,961,357)	2013
					(3,281,376)	2014
					$(16,410,438)

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
High Yield Bond	473,363	—	(3,869,547)	(13,150,775)	$(27,206,911)	2007
					(78,500,574)	2008
					(115,139,658)	2009
					(79,792,137)	2010
					(69,190,309)	2011
					(6,099,584)	2012
					(126,079)	2014
					$(376,055,252)
Intermediate Bond	643,705	—	(15,770,936)	(7,826,568)	—	—
National Tax-Exempt Bond	—	77,796	527,847	(15,280)	—	—
Classic Money Market	17,951	—	—	(29,110)	$(1,443)	2010
					(36,198)	2011
					(18,913)	2012
					(63,053)	2013
					(42,453)	2014
					$(162,060)
Institutional Money Market	267,799	—	—	(8,158)	—	—

NOTE 12 — REORGANIZATIONS

On December 3, 2005, ING GNMA Income Fund, as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING Government Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Funds are presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date was as follows:

Acquiring Fund	Acquired Fund	Total net assets of Acquired Fund (000)	Total net assets of Acquiring Fund (000)	Acquired Fund Unrealized Appreciation/ Depreciation (000)	Conversion Ratio
ING GNMA Income Fund	ING Government Fund	$46,201	$628,965	$(624)	1.20

The net assets of ING GNMA Income Fund after the acquisition were $675,166,000.

On August 16, 2004, October 23, 2004 and March 12, 2005, ING Intermediate Bond Fund, ING High Yield Bond Fund and ING Classic Money Market Fund, respectively, as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of the ING Bond Fund, ING High Yield Opportunity Fund, ING Money Market Fund, and ING Lexington Money Market Trust, respectively, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Funds are presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquiring Fund	Acquired Fund	Total net assets of Acquired Fund (000)	Total net assets of Acquiring Fund (000)	Acquired Fund Unrealized Appreciation/ Depreciation (000)	Conversion Ratio
ING Intermediate Bond Fund	ING Bond Fund	$137,658	$448,460	$ 1,594	1.01
ING High Yield Bond Fund	ING High Yield Opportunity Fund	236,999	73,458	(6,510)	0.81
ING Classic Money Market Fund	ING Money Market Fund	33,880	488,618	—	1.00
ING Classic Money Market Trust	ING Lexington Money Market Fund	39,474	488,618	—	1.00

The net assets of the ING Intermediate Bond Fund, ING High Yield Bond Fund, and ING Classic Money Market Fund, after the acquisition were approximately $586,118,000, $310,457,000, and $561,972,000, respectively.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board of Trustees, the following securities have been deemed to be illiquid. Except for GNMA Income, the Funds may invest up to 15% (10% for Classic Money Market and Institutional Money Market) of its net assets in illiquid securities. Fair value for certain of securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board.

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
High Yield Bond	Comforce Corp.	92,950	12/23/98	$—	$930	0.00%
	Dayton Superior Corp.	3,100	8/10/00	—	31	0.00%
	GT Group Telecom, Inc.	500	3/19/03	—	—	0.00%
	ICG Services, Inc., 10.000%, due 02/15/08	3,600,000	3/6/00	3,400,459	4	0.00%
	International Utility Structures, Inc., 13.000%, due 02/01/08	2,456,000	8/1/01	1,154,358	2	0.00%
	Jordan Telecommunications	2,350	1/31/00	—	52,687	0.03%
	North Atlantic Trading Co.	17,906	3/26/04	210,181	18	0.00%
	O Sullivan Industries, Inc.	373	3/19/03	—	—	0.00%
	O Sullivan Industries, Inc.	1,000	3/19/03	—	—	0.00%
				$4,764,998	$53,672	0.03%
Intermediate Bond	Alpine III, 5.290%, due 08/16/14	527,000	8/16/04	$527,223	$528,306	0.06%
	Alpine III, 5.700%, due 08/16/14	527,000	8/16/04	527,223	528,499	0.06%
	Alpine III, 7.500%, due 08/16/14	789,000	8/16/04	797,168	793,145	0.09%
	Alpine III, 10.750%, due 08/16/14	1,348,000	8/16/04	1,365,534	1,385,344	0.15%
	Cameron Highway Oil Pipeline, 5.860%, due 09/15/12	4,067,000	12/5/05	4,067,000	3,940,923	0.42%
				$7,284,148	$7,176,217	0.78%
Classic Money Market	Newcastle CDO I Ltd., 4.839%, due 09/25/06	5,400,000	10/23/03	$5,400,000	$5,400,000	0.79%
	Newcastle CDO III Corp., 4.839%, due 10/24/06	5,400,000	9/22/05	5,400,000	5,400,000	0.79%
	Money Market Trust, 4.976%, due 05/11/07	11,500,000	7/30/04	11,500,000	11,500,000	1.68%
	Goldman Sachs 4.941%, due 02/14/07	8,500,000	2/13/06	8,500,000	8,500,000	1.24%
				$30,800,000	$30,800,000	4.50%
Institutional Money Market	Money Market Trust GECC Series A-2, 4.976%, due 05/11/07	2,000,000	8/31/05	$2,000,607	$2,000,607	1.11%
				$2,000,607	$2,000,607	1.11%

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds (except GNMA Income) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At March 31, 2006, the following Fund had securities on loan with the following market value:

Portfolio	Value of Securities Loaned	Value of Collateral
Intermediate Bond	$176,613,282	$183,250,298

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS

Subsequent to March 31, 2006, the following Funds declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$ 0.0360	April 5, 2006	March 31, 2006
Class B	$ 0.0308	April 5, 2006	March 31, 2006
Class C	$ 0.0308	April 5, 2006	March 31, 2006
Class I	$ 0.0382	April 5, 2006	March 31, 2006
Class M	$ 0.0323	April 5, 2006	March 31, 2006
Class Q	$ 0.0365	April 5, 2006	March 31, 2006
Class A	$ 0.0350	May 3, 2006	April 28, 2006
Class B	$ 0.0300	May 3, 2006	April 28, 2006
Class C	$ 0.0300	May 3, 2006	April 28, 2006
Class I	$ 0.0372	May 3, 2006	April 28, 2006
Class M	$ 0.0304	May 3, 2006	April 28, 2006
Class Q	$ 0.0354	May 3, 2006	April 28, 2006

High Yield Bond
Class A	$ 0.0464	May 1, 2006	Daily
Class B	$ 0.0410	May 1, 2006	Daily
Class C	$ 0.0410	May 1, 2006	Daily

Intermediate Bond
Class A	$ 0.0400	May 1, 2006	Daily
Class B	$ 0.0336	May 1, 2006	Daily
Class C	$ 0.0336	May 1, 2006	Daily
Class I	$ 0.0424	May 1, 2006	Daily
Class R	$ 0.0379	May 1, 2006	Daily
Class O	$ 0.0400	May 1, 2006	Daily

National Tax-Exempt Bond
Class A	$ 0.0332	May 1, 2006	Daily
Class B	$ 0.0269	May 1, 2006	Daily
Class C	$ 0.0269	May 1, 2006	Daily

Classic Money Market
Class A	$ 0.0034	May 1, 2006	Daily
Class B	$ 0.0029	May 1, 2006	Daily
Class C	$ 0.0029	May 1, 2006	Daily

Institutional Money Market	$ 0.0038	May 1, 2006	Daily

NOTE 16 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004, ING Investments reported to the Board that, at this time, these instances include the following, in

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS (continued)

addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2006 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS (continued)

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 17 — PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Fund’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

NOTE 18 — QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at 1-800-992-0180.

PORTFOLIO OF INVESTMENTS
ING GNMA INCOME FUND	AS OF MARCH 31, 2006

Principal Amount		Value
CORPORATE BONDS/NOTES: 0.0%

	Agency Collateral CMO: 0.0%
$61,338	Small Business Administration CMO, 8.250%, due 11/01/11	$63,954
	Total Corporate Bonds/Notes (Cost $63,604)	63,954

U.S. GOVERNMENT AGENCY OBLIGATION: 82.8%

	Federal Government Loan Mortgage Corporation: 0.1%
118,514	7.000%, due 11/01/14	121,945
508,064	7.500%, due 12/01/14	529,641
129,593	7.500%, due 01/01/30	135,607
55,732	8.000%, due 01/01/30	59,399
		846,592
	Federal Home Loan Mortgage Corporation: 0.0%
43,055	9.500%, due 07/01/20	47,216
		47,216
	Federal National Mortgage Association: 0.3%
103,856	6.500%, due 06/01/14	106,338
754,123	6.500%, due 02/01/29	782,989
133,876	7.000%, due 03/01/15	137,750
127,342	7.500%, due 05/01/28	133,244
168,043	8.500%, due 08/01/11	173,215
70,511	8.500%, due 05/01/15	74,455
37,668	8.500%, due 08/01/15	39,775
167,062	8.500%, due 09/01/15	176,408
		1,624,174
	Government National Mortgage Association: 82.4%
7,858,080	3.750%, due 05/20/34	7,655,488
874,038	4.000%, due 05/20/33	783,216
944,691	4.000%, due 01/15/34	854,826
914,928	4.000%, due 03/15/34	827,894
1,896,034	4.500%, due 01/20/34	1,763,441
2,530,765	4.500%, due 10/20/34	2,360,188
4,819,660	4.500%, due 08/15/35	4,536,888
624,598	4.500%, due 09/15/35	587,953
4,429,407	4.500%, due 11/15/35	4,169,532
1,141,847	5.000%, due 04/15/29	1,109,458
1,347,243	5.000%, due 04/15/30	1,308,410
1,357,810	5.000%, due 10/15/30	1,318,673
1,071,611	5.000%, due 05/15/33	1,039,871
8,319,316	5.000%, due 06/15/33	8,072,913
2,621,390	5.000%, due 07/15/33	2,543,749
1,067,528	5.000%, due 10/15/33	1,035,909
1,869,110	5.000%, due 10/20/33	1,802,085
4,656,959	5.000%, due 12/20/33	4,489,965
1,479,898	5.000%, due 02/20/34	1,426,292
1,092,847	5.000%, due 03/15/34	1,060,078
3,321,670	5.000%, due 04/15/34	3,219,114
552,349	5.000%, due 04/20/34	532,341
1,538,160	5.000%, due 06/20/34	1,482,443
1,298,934	5.000%, due 07/20/34	1,251,883
2,074,766	5.000%, due 12/20/34	1,999,612
1,804,840	5.000%, due 03/15/35	1,749,435
3,045,984	5.000%, due 04/15/35	2,952,479
4,186,966	5.000%, due 05/15/35	4,058,434
2,128,022	5.000%, due 06/15/35	2,062,697
11,164,901	5.000%, due 07/15/35	10,822,160
2,683,340	5.000%, due 09/15/35	2,600,966
44,642	5.500%, due 04/20/29	44,130
598,427	5.500%, due 10/15/32	593,220
2,190,457	5.500%, due 12/15/32	2,171,397
1,688,821	5.500%, due 03/15/33	1,673,944
723,420	5.500%, due 03/15/33	717,048
778,767	5.500%, due 03/15/33	771,906
2,282,341	5.500%, due 03/15/33	2,262,236
1,019,840	5.500%, due 04/15/33	1,010,856
886,140	5.500%, due 04/15/33	878,334
841,325	5.500%, due 04/15/33	833,913
2,303,297	5.500%, due 05/15/33	2,283,008
725,768	5.500%, due 05/15/33	719,375
506,867	5.500%, due 05/15/33	502,402
1,026,138	5.500%, due 05/15/33	1,017,098
2,858,713	5.500%, due 05/15/33	2,833,530
641,130	5.500%, due 06/15/33	635,483
834,383	5.500%, due 06/15/33	827,033
1,122,919	5.500%, due 06/15/33	1,113,027
6,094,498	5.500%, due 06/15/33	6,040,811
847,938	5.500%, due 06/15/33	840,468
6,695,521	5.500%, due 07/15/33	6,636,539
797,611	5.500%, due 07/15/33	790,585
713,693	5.500%, due 07/15/33	707,406
1,406,047	5.500%, due 07/15/33	1,392,954
4,826,882	5.500%, due 07/15/33	4,784,362
597,401	5.500%, due 09/15/33	592,138
871,352	5.500%, due 10/15/33	863,676
977,358	5.500%, due 11/15/33	968,257
8,897,001	5.500%, due 11/15/33	8,818,626
2,628,629	5.500%, due 11/15/33	2,604,151
827,798	5.500%, due 12/15/33	820,089
850,721	5.500%, due 12/15/33	843,227
831,453	5.500%, due 12/15/33	824,128
652,267	5.500%, due 12/20/33	643,269
3,001,515	5.500%, due 01/15/34	2,973,565
1,314,000	5.500%, due 01/15/34	1,301,764
8,745,880	5.500%, due 01/15/34	8,668,818
320,637	5.500%, due 01/20/34	316,214
977,884	5.500%, due 02/15/34	968,778
2,939,351	5.500%, due 02/15/34	2,911,980
1,312,503	5.500%, due 03/15/34	1,300,938
1,658,540	5.500%, due 03/20/34	1,635,660
920,894	5.500%, due 04/15/34	912,780
2,867,647	5.500%, due 04/15/34	2,842,379
2,951,315	5.500%, due 04/15/34	2,925,310
2,654,356	5.500%, due 04/15/34	2,629,639
2,926,259	5.500%, due 04/15/34	2,899,010
792,222	5.500%, due 04/15/34	785,242
558,535	5.500%, due 04/20/34	551,871
438,860	5.500%, due 05/15/34	434,993
914,320	5.500%, due 06/15/34	906,264
1,267,185	5.500%, due 06/15/34	1,256,019
1,080,967	5.500%, due 06/20/34	1,066,056
1,068,309	5.500%, due 07/15/34	1,058,896
1,027,528	5.500%, due 07/15/34	1,018,475
859,316	5.500%, due 07/20/34	849,063
1,982,977	5.500%, due 08/15/34	1,965,505
6,629,400	5.500%, due 08/15/34	6,570,987
1,094,860	5.500%, due 08/15/34	1,085,213
1,204,077	5.500%, due 08/15/34	1,193,468
684,964	5.500%, due 08/20/34	675,515
553,321	5.500%, due 08/20/34	545,688

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GNMA INCOME FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount		Value
	Government National Mortgage Association (continued)
$1,646,580	5.500%, due 09/15/34	$1,632,072
1,014,884	5.500%, due 09/15/34	1,005,941
1,015,783	5.500%, due 09/15/34	1,006,833
3,967,901	5.500%, due 09/15/34	3,932,939
1,033,337	5.500%, due 09/15/34	1,024,232
889,502	5.500%, due 09/15/34	881,664
418,948	5.500%, due 10/15/34	415,257
1,063,559	5.500%, due 10/15/34	1,054,188
2,753,001	5.500%, due 10/15/34	2,728,744
1,655,822	5.500%, due 10/15/34	1,641,232
259,414	5.500%, due 12/15/34	257,128
1,464,027	5.500%, due 01/15/35	1,450,715
1,519,040	5.500%, due 01/15/35	1,505,228
1,338,247	5.500%, due 01/15/35	1,326,079
1,799,279	5.500%, due 01/15/35	1,782,918
1,807,771	5.500%, due 02/15/35	1,791,333
1,820,989	5.500%, due 02/15/35	1,804,431
1,976,062	5.500%, due 03/15/35	1,958,094
1,058,072	5.500%, due 03/15/35	1,048,451
927,031	5.500%, due 03/15/35	918,602
1,072,643	5.500%, due 04/15/35	1,062,890
993,186	5.500%, due 04/15/35	984,155
993,609	5.500%, due 04/15/35	984,574
1,956,531	5.500%, due 05/15/35	1,938,741
964,069	5.500%, due 05/15/35	955,303
998,390	5.500%, due 05/15/35	989,312
1,884,895	5.500%, due 05/15/35	1,867,755
1,040,298	5.500%, due 06/15/35	1,030,839
528,917	5.650%, due 07/15/29	524,395
551,605	5.750%, due 11/20/27	552,080
306,632	5.750%, due 12/20/27	306,896
233,891	5.750%, due 02/20/28	234,026
265,769	5.750%, due 03/20/28	265,922
717,515	5.750%, due 03/20/28	717,928
335,392	5.750%, due 04/20/28	335,586
318,179	5.750%, due 07/20/28	318,363
211,412	5.750%, due 01/20/29	211,442
120,366	5.750%, due 04/20/29	120,383
1,142,695	5.750%, due 07/20/29	1,142,854
956,766	6.000%, due 10/15/15	974,767
945,736	6.000%, due 10/15/25	958,938
764,677	6.000%, due 07/15/28	775,237
159,047	6.000%, due 07/15/28	161,244
712,396	6.000%, due 08/15/28	722,233
623,576	6.000%, due 09/15/28	632,187
920,028	6.000%, due 09/15/28	932,733
566,290	6.000%, due 02/15/29	574,091
465,570	6.000%, due 04/15/29	471,820
533,783	6.000%, due 02/15/32	540,670
2,191,396	6.000%, due 07/15/32	2,219,671
839,203	6.000%, due 08/15/32	850,031
2,376,399	6.000%, due 08/15/32	2,407,252
2,670,723	6.000%, due 08/15/32	2,705,182
543,671	6.000%, due 09/15/32	550,686
2,363,949	6.000%, due 09/15/32	2,394,450
8,013,979	6.000%, due 09/15/32	8,117,380
19,603	6.000%, due 11/15/32	19,856
1,951,501	6.000%, due 11/15/32	1,976,680
1,609,087	6.000%, due 12/15/32	1,629,848
4,397,542	6.000%, due 01/15/33	4,453,596
1,089,661	6.000%, due 01/15/33	1,103,550
5,490,144	6.000%, due 01/15/33	5,560,125
5,417,413	6.000%, due 01/15/33	5,486,467
146,691	6.000%, due 01/15/33	148,561
417,162	6.000%, due 02/15/33	422,479
788,077	6.000%, due 02/15/33	798,123
782,081	6.000%, due 02/15/33	792,050
1,376,023	6.000%, due 03/15/33	1,393,563
6,043,341	6.000%, due 03/15/33	6,120,375
956,049	6.000%, due 03/15/33	968,236
6,517,168	6.000%, due 04/15/33	6,600,241
615,822	6.000%, due 04/15/33	623,672
1,526,166	6.000%, due 05/15/33	1,545,620
1,254,019	6.000%, due 05/15/33	1,270,004
4,591,385	6.000%, due 06/15/33	4,649,910
776,104	6.000%, due 09/15/33	785,997
367,069	6.000%, due 09/15/33	371,748
632,202	6.000%, due 09/15/33	640,260
2,977,760	6.000%, due 09/15/33	3,015,717
754,671	6.000%, due 10/15/33	764,291
2,891,339	6.000%, due 10/15/33	2,928,194
553,725	6.000%, due 10/15/33	560,783
1,234,788	6.000%, due 10/15/33	1,250,528
749,954	6.000%, due 10/15/33	759,514
1,609,583	6.000%, due 12/15/33	1,630,100
1,181,120	6.000%, due 01/15/34	1,195,441
1,295,050	6.000%, due 01/20/34	1,304,880
327,549	6.000%, due 02/15/34	331,520
1,666,620	6.000%, due 03/20/34	1,679,270
541,178	6.000%, due 03/20/34	545,285
288,478	6.000%, due 03/20/34	290,668
2,329,187	6.000%, due 03/20/34	2,346,866
537,932	6.000%, due 04/20/34	542,015
861,843	6.000%, due 05/20/34	868,385
2,998,004	6.000%, due 05/20/34	3,020,761
236,660	6.000%, due 06/20/34	238,457
1,437,164	6.000%, due 07/20/34	1,448,073
3,554,677	6.000%, due 08/20/34	3,581,659
491,149	6.000%, due 09/15/34	497,143
1,114,726	6.000%, due 10/15/34	1,128,331
840,894	6.000%, due 10/20/34	847,277
2,474,629	6.000%, due 10/20/34	2,493,412
1,878,333	6.000%, due 11/20/34	1,892,591
998,688	6.000%, due 11/20/34	1,006,269
9,701,386	6.000%, due 11/20/34	9,775,025
8,247,846	6.000%, due 12/20/34	8,310,452
956,626	6.000%, due 12/20/34	963,887
2,428,861	6.000%, due 12/20/34	2,447,297
1,791,499	6.000%, due 12/20/34	1,805,098
1,175,133	6.000%, due 01/20/35	1,183,950
532,148	6.000%, due 01/20/35	536,141
593,135	6.000%, due 01/20/35	597,585
730,782	6.000%, due 01/20/35	736,265
1,167,550	6.000%, due 02/20/35	1,176,309
1,569,788	6.000%, due 03/20/35	1,581,566
486,040	6.000%, due 03/20/35	489,686
797,523	6.000%, due 04/20/35	803,506
632,896	6.000%, due 06/20/35	637,644
229,373	6.250%, due 03/15/28	235,961
205,415	6.250%, due 04/15/28	211,315
129,738	6.340%, due 02/15/29	130,145
339,926	6.500%, due 02/15/22	340,781
356,229	6.500%, due 02/15/26	369,189
36,619	6.500%, due 03/15/28	38,020
6,543	6.500%, due 03/15/28	6,793
46,196	6.500%, due 03/15/28	47,964

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GNMA INCOME FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount		Value
	Government National Mortgage Association (continued)
$171,914	6.500%, due 03/15/28	$178,494
16,866	6.500%, due 03/15/28	17,512
53,833	6.500%, due 03/15/28	55,894
259,827	6.500%, due 08/15/28	269,773
3,089,502	6.500%, due 11/15/28	3,207,765
465,215	6.500%, due 07/20/29	478,269
30,962	6.500%, due 05/15/31	32,120
1,819,934	6.500%, due 08/20/31	1,868,649
461,692	6.500%, due 09/15/31	478,953
2,504,802	6.500%, due 01/15/32	2,598,165
1,530,019	6.500%, due 02/15/32	1,587,049
105,216	6.500%, due 04/20/32	108,021
462,078	6.500%, due 07/20/32	474,394
938,239	6.500%, due 08/15/32	973,211
438,249	6.500%, due 12/20/34	449,351
157,982	6.650%, due 10/15/14	158,027
6,110,776	6.687%, due 07/15/40	6,163,409
232,179	6.750%, due 06/15/13	232,686
22,016	6.750%, due 04/15/14	22,070
36,357	6.750%, due 08/15/28	37,645
193,741	6.750%, due 10/15/28	200,603
304,973	6.750%, due 10/15/28	315,774
61,591	6.750%, due 11/15/28	63,773
1,776,667	6.870%, due 03/15/39	1,832,393
2,120,607	6.900%, due 01/15/32	2,242,875
1,602,597	7.000%, due 07/15/22	1,668,630
131,971	7.000%, due 09/15/23	137,556
30,808	7.000%, due 12/15/23	32,112
57,216	7.000%, due 04/15/26	59,728
294,075	7.000%, due 01/15/27	307,109
198,331	7.000%, due 11/15/27	207,121
100,022	7.000%, due 07/15/28	104,332
310,418	7.000%, due 07/15/28	323,794
40,287	7.000%, due 07/15/29	42,035
56,215	7.000%, due 10/15/30	58,658
69,808	7.000%, due 05/15/31	72,828
913,487	7.000%, due 06/15/31	953,192
373,425	7.000%, due 09/15/31	389,578
259,420	7.000%, due 11/15/31	270,543
290,575	7.000%, due 12/15/31	303,144
697,133	7.000%, due 01/15/32	727,204
304,294	7.000%, due 01/15/32	317,420
670,334	7.000%, due 01/15/32	699,249
1,136,673	7.000%, due 01/15/32	1,185,705
444,949	7.000%, due 02/15/32	464,142
978,313	7.000%, due 02/15/32	1,020,514
1,727,225	7.000%, due 02/15/32	1,801,731
774,919	7.000%, due 02/15/32	808,346
904,313	7.000%, due 02/15/32	943,322
503,930	7.000%, due 02/15/32	525,668
397,949	7.000%, due 03/15/32	415,115
892,337	7.000%, due 03/15/32	930,829
772,546	7.000%, due 03/15/32	805,870
283,097	7.000%, due 03/15/32	295,309
322,720	7.000%, due 03/15/32	336,640
1,444,794	7.000%, due 03/15/32	1,507,116
628,649	7.000%, due 04/15/32	655,767
932,483	7.000%, due 04/15/32	972,707
1,856,244	7.000%, due 04/15/32	1,936,315
954,456	7.000%, due 04/15/32	995,628
752,599	7.000%, due 04/15/32	785,063
1,450,394	7.000%, due 05/15/32	1,512,958
3,372,926	7.000%, due 05/15/32	3,518,420
3,018,343	7.000%, due 07/15/32	3,148,542
907,358	7.000%, due 06/15/34	939,085
8,825,281	7.010%, due 02/15/37	9,367,115
5,485,386	7.100%, due 11/15/39	5,758,960
8,828,942	7.125%, due 09/15/39	9,133,697
1,159,658	7.150%, due 07/15/36	1,223,393
2,126,039	7.150%, due 07/15/36	2,242,888
525,489	7.250%, due 10/15/27	562,326
48,462	7.250%, due 01/15/29	50,537
509,200	7.250%, due 06/15/29	524,588
472,512	7.250%, due 09/15/31	502,405
2,904,927	7.300%, due 08/15/36	3,037,390
773,518	7.500%, due 12/15/19	790,109
121,291	7.500%, due 08/20/27	126,508
341,796	7.500%, due 12/15/28	359,450
283,937	7.500%, due 08/15/29	293,293
500,407	7.500%, due 10/15/30	525,176
97,545	7.500%, due 12/15/30	102,373
52,378	7.500%, due 01/15/31	54,956
139,259	7.500%, due 01/15/31	146,112
253,013	7.500%, due 10/15/31	265,465
167,698	7.500%, due 01/15/32	175,942
411,749	7.500%, due 09/15/32	434,524
4,905,093	7.600%, due 08/15/31	5,166,405
9,318,918	7.625%, due 07/15/38	9,605,732
60,219	7.650%, due 12/15/12	61,277
342,249	7.700%, due 08/15/13	348,969
283,703	7.750%, due 06/15/14	289,539
365,066	7.750%, due 06/15/14	372,575
538,043	7.750%, due 09/15/29	560,130
605,857	7.750%, due 10/15/29	631,280
929,636	7.750%, due 03/15/32	939,470
25,913	7.800%, due 05/15/19	27,454
41,287	7.800%, due 07/15/19	43,743
929,221	7.800%, due 01/15/42	993,596
2,065,450	7.875%, due 09/15/29	2,099,722
4,356,296	7.875%, due 11/15/34	4,459,623
1,187,511	7.875%, due 03/15/38	1,206,998
2,056,251	7.875%, due 04/15/38	2,085,349
232,107	8.000%, due 12/15/14	241,676
21,292	8.000%, due 03/20/24	22,696
49,436	8.000%, due 11/15/25	52,983
41,646	8.000%, due 07/15/26	44,664
110,962	8.000%, due 07/15/26	119,004
193,806	8.000%, due 09/15/26	207,852
78,587	8.000%, due 09/20/26	83,889
69,535	8.000%, due 12/15/26	74,574
29,648	8.000%, due 04/15/27	31,719
88,999	8.000%, due 06/15/27	95,216
110,350	8.000%, due 07/15/27	118,060
27,748	8.000%, due 03/15/28	29,702
1,058,023	8.000%, due 01/15/30	1,075,554
326,617	8.000%, due 05/15/30	333,325
924,342	8.000%, due 10/15/30	943,449
2,429,473	8.000%, due 03/15/35	2,509,812
1,327,381	8.000%, due 01/15/38	1,344,657
455,854	8.000%, due 11/15/38	472,176
45,274	8.050%, due 07/15/19	48,260
19,548	8.050%, due 07/15/20	20,866
28,247	8.050%, due 04/15/21	30,189
446,895	8.100%, due 06/15/12	451,030
623,205	8.100%, due 07/15/12	629,032
4,928,140	8.125%, due 05/15/38	5,039,081

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GNMA INCOME FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount			Value
	Government National Mortgage Association (continued)
$495,786	8.150%, due 12/15/11		$500,533
956,753	8.150%, due 04/15/12		966,322
60,935	8.150%, due 04/15/12		61,544
707,654	8.150%, due 09/15/12		715,092
1,205,871	8.150%, due 09/15/15		1,222,688
549,797	8.200%, due 10/15/11		555,431
747,243	8.200%, due 06/15/12		755,586
49,555	8.200%, due 08/15/12		50,119
1,617,246	8.200%, due 09/15/12		1,635,824
207,965	8.200%, due 10/15/12		210,376
768,610	8.200%, due 05/15/13		778,054
38,727	8.250%, due 10/15/24		39,594
678,310	8.250%, due 11/15/35		696,683
458,354	8.250%, due 12/15/37		469,055
836,594	8.250%, due 03/15/41		896,867
47,222	9.000%, due 05/15/16		50,751
59,324	9.000%, due 07/15/16		63,758
704,271	9.000%, due 11/15/27		732,932
1,267,557	9.000%, due 12/15/34		1,322,251
14,280	9.500%, due 11/15/21		15,694
			524,991,765
	Total U.S. Government Agency Obligations (Cost $533,688,012)		527,509,747

U.S. TREASURY OBLIGATIONS: 3.1%

	U.S. Treasury Bonds: 3.1%
3,021,000	4.000%, due 08/31/07		2,986,660
300,000	4.000%, due 02/15/14		282,961
1,868,000	4.250%, due 10/31/07		1,851,509
6,705,000	4.250%, due 10/15/10		6,550,477
4,543,000	4.250%, due 08/15/15		4,329,161
100,000	4.375%, due 11/15/08		98,891
1,000,000	9.250%, due 02/15/16		1,335,938
2,310,000	14.000%, due 11/15/11		2,439,397
	Total U.S. Treasury Obligations (Cost $20,662,780)		19,874,994
	Total Long-Term Investments (Cost $554,414,396)		$547,448,695
SHORT-TERM INVESTMENT: 13.6%

U.S. TREASURY OBLIGATIONS: 13.6%
	U.S. Treasury Bills: 13.6%
$25,000	2.625%, due 11/15/06		$24,666
41,000,000	4.290%, due 05/04/06		40,834,679
13,000,000	4.300%, due 06/08/06		12,893,790
15,000,000	4.320%, due 06/15/06		14,864,370
4,000,000	4.350%, due 04/06/06		3,997,103
14,000,000	4.370%, due 07/13/06		13,825,364
	Total U.S. Treasury Obligations (Cost $86,441,954)		86,439,972
	Total Investments in Securities (Cost $640,856,350)*	99.5%	$633,888,667
	Other Assets and Liabilities-Net	0.5	3,227,519
	Net Assets	100.0%	$637,116,186

Government National Mortgage Association (“GNMA”) manages a program of Mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency.

Federal National Mortgage Association (“FNMA”) purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered, shareholder-owned company.

	Federal Home Loan Mortgage Corporation (“FHLMC”) purchase mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private organization.
	CMO Collateralized Mortgage Obligations
*	Cost for federal income tax purposes is $640,856,521.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$4,096,142
	Gross Unrealized Depreciation	(11,063,996)
	Net Unrealized Depreciation	$(6,967,854)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND	AS OF MARCH 31, 2006

Principal Amount			Value
CORPORATE BONDS/NOTES: 95.0%
		Advertising: 1.4%
$900,000	#	RH Donnelley Corp., 6.875%, due 01/15/13	$846,000
500,000	#	RH Donnelley Corp., 6.875%, due 01/15/13	470,000
1,125,000	#	RH Donnelley Corp., 8.875%, due 01/15/16	1,175,625
195,000		Vertis, Inc., 9.750%, due 04/01/09	200,850
			2,692,475
		Aerospace/Defense: 1.4%
540,000		DRS Technologies, Inc., 6.625%, due 02/01/16	540,000
1,145,000		DRS Technologies, Inc., 6.875%, due 11/01/13	1,150,725
270,000		DRS Technologies, Inc., 7.625%, due 02/01/18	279,450
670,000		L-3 Communications Corp., 7.625%, due 06/15/12	695,125
50,000		Sequa Corp., 9.000%, due 08/01/09	53,750
			2,719,050
		Apparel: 1.8%
750,000		Levi Strauss & Co., 9.740%, due 04/01/12	780,000
1,380,000		Phillips-Van Heusen, 8.125%, due 05/01/13	1,469,700
1,215,000		Russell Corp., 9.250%, due 05/01/10	1,266,638
			3,516,338
		Auto Manufacturers: 0.9%
2,220,000		General Motors Corp., 8.375%, due 07/15/33	1,637,250
			1,637,250
		Auto Parts & Equipment: 1.3%
1,410,000		Accuride Corp., 8.500%, due 02/01/15	1,404,713
340,000		ArvinMeritor, Inc., 8.125%, due 09/15/15	320,025
810,000		Tenneco, Inc., 8.625%, due 11/15/14	814,050
			2,538,788
		Building Materials: 2.0%
1,905,000	@@	Ainsworth Lumber Co. Ltd., 6.750%, due 03/15/14	1,662,113
280,000		Goodman Global Holding Co., Inc., 7.491%, due 06/15/12	286,300
565,000		Goodman Global Holding Co., Inc., 7.875%, due 12/15/12	560,763
1,495,000		Ply Gem Industries, Inc., 9.000%, due 02/15/12	1,397,825
			3,907,001
		Chemicals: 3.6%
745,000		Equistar Chemicals LP, 10.625%, due 05/01/11	810,188
2,290,000	S	Lyondell Chemical Co., 9.625%, due 05/01/07	2,375,875
1,480,000	@@	Nova Chemicals Corp., 6.500%, due 01/15/12	1,383,800
1,450,000	@@	Nova Chemicals Corp., 7.561%, due 11/15/13	1,464,500
851,000		Rockwood Specialties Group, Inc., 10.625%, due 05/15/11	938,228
			6,972,591
		Commercial Services: 3.2%
435,000		American Color Graphics, Inc., 10.000%, due 06/15/10	311,569
820,000		Cenveo Corp., 7.875%, due 12/01/13	805,650
1,250,000		Corrections Corp. of America, 7.500%, due 05/01/11	1,293,750
1,300,000	#	Hertz Corp., 8.875%, due 01/01/14	1,355,250
290,000		Mail-Well I, Corp., 9.625%, due 03/15/12	313,563
930,000		United Rentals North America, Inc., 6.500%, due 02/15/12	916,050
1,265,000		United Rentals North America, Inc., 7.000%, due 02/15/14	1,223,888
			6,219,720
		Computers: 0.3%
600,000	#	Solar Capital Corp., 9.125%, due 08/15/13	637,500
			637,500
		Diversified Financial Services: 4.8%
1,205,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	1,266,003
1,555,000		General Motors Acceptance Corp., 5.125%, due 05/09/08	1,464,149
620,000	S	General Motors Acceptance Corp., 6.125%, due 02/01/07	610,549
2,400,000	S	General Motors Acceptance Corp., 6.875%, due 09/15/11	2,239,457
640,000		Jostens IH Corp., 7.625%, due 10/01/12	635,200
870,000	#	Rainbow National Services LLC, 8.750%, due 09/01/12	930,900
930,000		Universal City Development Partners, 11.750%, due 04/01/10	1,029,975
1,050,000		Vanguard Health Holding Co. II LLC, 9.000%, due 10/01/14	1,079,700
			9,255,933
		Electric: 8.7%
495,000	#	AES Corp., 8.750%, due 05/15/13	537,075
815,000		AES Corp., 8.875%, due 02/15/11	882,238
2,415,000	S	Aquila, Inc., 7.625%, due 11/15/09	2,484,431
1,240,000		CMS Energy Corp., 7.500%, due 01/15/09	1,281,850
1,266,304		Homer City Funding LLC, 8.734%, due 10/01/26	1,437,255
2,075,000		Midwest Generation LLC, 8.300%, due 07/02/09	2,145,365

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$2,710,000	#,S	Mirant North America LLC, 7.375%, due 12/31/13	$2,777,750
1,359,000		Nevada Power Co., 10.875%, due 10/15/09	1,472,296
1,180,000		NRG Energy, Inc., 7.250%, due 02/01/14	1,202,125
750,000		TECO Energy, Inc., 6.750%, due 05/01/15	774,375
815,000		TECO Energy, Inc., 7.500%, due 06/15/10	861,863
990,000		TXU Corp., 5.550%, due 11/15/14	930,992
			16,787,615
		Electronics: 0.6%
625,000	@@	Celestica, Inc., 7.625%, due 07/01/13	629,688
280,000	@@	Celestica, Inc., 7.875%, due 07/01/11	287,000
280,000		Sanmina-SCI Corp., 8.125%, due 03/01/16	284,200
			1,200,888
		Entertainment: 2.7%
1,325,000		American Casino and Entertainment, 7.850%, due 02/01/12	1,364,750
820,000		Marquee, Inc., 8.625%, due 08/15/12	861,000
1,050,000		Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	1,105,125
1,850,000		Warner Music Group, 7.375%, due 04/15/14	1,840,750
			5,171,625
		Environmental Control: 1.4%
2,180,000	S	Allied Waste North America, Inc., 8.500%, due 12/01/08	2,302,625
375,000		Waste Services, Inc., 9.500%, due 04/15/14	387,969
			2,690,594
		Food: 4.1%
1,650,000		Albertson’s, Inc., 7.450%, due 08/01/29	1,460,776
1,450,000		Delhaize America, Inc., 8.125%, due 04/15/11	1,572,582
1,285,000		Dole Food Co., Inc., 8.625%, due 05/01/09	1,297,850
1,645,000		Land O’ Lakes, Inc., 9.000%, due 12/15/10	1,760,150
740,000		Smithfield Foods, Inc., 7.750%, due 05/15/13	765,900
1,030,000		Stater Brothers Holdings, 8.125%, due 06/15/12	1,033,863
			7,891,121
		Forest Products & Paper: 1.9%
878,000	@@	Abitibi-Consolidated Finance LP, 7.875%, due 08/01/09	875,805
1,135,000		Appleton Papers, Inc., 8.125%, due 06/15/11	1,146,350
400,000	@@	Domtar, Inc., 7.125%, due 08/15/15	356,000
535,000	@@	Domtar, Inc., 7.875%, due 10/15/11	509,588
740,000		Georgia-Pacific Corp., 7.750%, due 11/15/29	728,900
			3,616,643
		Gas: 0.3%
615,000		Colorado Interstate Gas Co., 5.950%, due 03/15/15	593,284
			593,284
		Healthcare-Products: 0.9%
1,805,000		VWR International, Inc., 8.000%, due 04/15/14	1,809,513
			1,809,513
		Healthcare-Services: 3.0%
990,000		Community Health Systems, Inc., 6.500%, due 12/15/12	964,013
1,015,000		DaVita, Inc., 7.250%, due 03/15/15	1,025,150
720,000		HCA, Inc., 6.375%, due 01/15/15	704,358
1,030,000		HCA, Inc., 7.875%, due 02/01/11	1,089,099
1,080,000		Psychiatric Solutions, Inc., 7.750%, due 07/15/15	1,104,300
530,000		Tenet Healthcare Corp., 6.375%, due 12/01/11	480,975
330,000		Tenet Healthcare Corp., 9.875%, due 07/01/14	335,775
			5,703,670
		Holding Companies-Diversified: 0.3%
675,000		Atlantic Broadband Finance LLC, 9.375%, due 01/15/14	642,938
			642,938
		Home Builders: 1.8%
950,000		Standard-Pacific Corp., 6.500%, due 08/15/10	912,000
215,000		Standard-Pacific Corp., 6.875%, due 05/15/11	206,400
1,150,000	#	Stanley-Martin Communities, 9.750%, due 08/15/15	1,058,000
245,000		Technical Olympic USA, Inc., 10.375%, due 07/01/12	248,675
995,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	1,024,850
			3,449,925
		Home Furnishings: 0.6%
1,100,000		Norcraft Finance Corp., 9.000%, due 11/01/11	1,149,500
			1,149,500
		Household Products/Wares: 1.8%
925,000		American Achievement Corp., 8.250%, due 04/01/12	948,125
1,585,000		Playtex Products, Inc., 8.000%, due 03/01/11	1,684,063
1,155,000	+	Visant Holding Corp., 3.440%, due 12/01/13	889,350
			3,521,538

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount			Value
		Iron/Steel: 0.4%
$745,000		California Steel Industries, Inc., 6.125%, due 03/15/14	$715,200
			715,200
		Leisure Time: 1.2%
1,005,000	@@	NCL Corp., 10.625%, due 07/15/14	1,045,200
375,000	@@	Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	394,048
765,000	@@	Royal Caribbean Cruises Ltd., 8.000%, due 05/15/10	821,873
			2,261,121
		Lodging: 5.5%
1,580,000		Aztar Corp., 7.875%, due 06/15/14	1,718,250
1,320,000		Boyd Gaming Corp., 7.125%, due 02/01/16	1,344,750
670,000	#	French Lick Resorts & Casino LLC., 10.750%, due 04/15/14	673,350
745,000		Mandalay Resort Group, 7.625%, due 07/15/13	772,938
1,400,000		MGM Mirage, 0.000%, due 04/25/10	1,403,976
1,370,000		MGM Mirage, 5.875%, due 02/27/14	1,298,075
1,675,000		Station Casinos, Inc., 6.500%, due 02/01/14	1,664,531
640,000	#	Station Casinos, Inc., 6.625%, due 03/15/18	628,800
1,065,000		Wynn Las Vegas Capital Corp., 6.625%, due 12/01/14	1,039,706
			10,544,376
		Machinery-Construction & Mining: 0.4%
820,000		Terex Corp., 7.375%, due 01/15/14	844,600
			844,600
		Media: 11.0%
780,000	@@	CanWest Media, Inc., 8.000%, due 09/15/12	803,400
1,160,000		CBD Media, Inc., 8.625%, due 06/01/11	1,181,750
1,145,000		Charter Communications Holdings Capital Corp., 8.625%, due 04/01/09	772,875
1,890,000	#	Charter Communications Holdings Capital Corp., 8.000%, due 04/30/12	1,890,000
675,000	#	Charter Communications Holdings Capital Corp., 8.375%, due 04/30/14	676,688
570,000		CSC Holdings, Inc., 7.625%, due 04/01/11	575,700
1,015,000		CSC Holdings, Inc., 7.625%, due 07/15/18	1,008,656
2,060,000	S	CSC Holdings, Inc., 8.125%, due 07/15/09	2,139,825
1,324,000		Dex Media, Inc., 9.875%, due 08/15/13	1,471,295
495,000		Dex Media, Inc., 8.000%, due 11/15/13	512,325
2,300,000	S	Echostar DBS Corp., 5.750%, due 10/01/08	2,288,500
990,000	#	Echostar DBS Corp., 7.125%, due 02/01/16	978,863
835,000	+	Houghton Mifflin Co., 2.050%, due 10/15/13	716,013
335,000		Houghton Mifflin Co., 8.250%, due 02/01/11	348,400
995,000	+	Insight Communications Co., Inc., 12.250%, due 02/15/11	1,059,675
1,110,000	#	Nexstar Finance, Inc., 7.000%, due 01/15/14	1,054,500
700,000		Primedia, Inc., 10.124%, due 05/15/10	714,000
400,000		Primedia, Inc., 8.000%, due 05/15/13	368,000
880,000	@@	Shaw Communications, Inc., 7.200%, due 12/15/11	913,000
1,100,000		Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	1,127,500
510,000	@@	Videotron Ltee, 6.875%, due 01/15/14	515,100
			21,116,065
		Metal Fabricate/Hardware: 0.0%
2,456,000	@@,I,X	International Utility Structures, Inc., 13.000%, due 02/01/08	2
			2
		Oil & Gas: 2.7%
1,220,000		Chesapeake Energy Corp., 6.250%, due 01/15/18	1,198,650
500,000		Chesapeake Energy Corp., 6.375%, due 06/15/15	494,375
625,000		Energy Partners Ltd., 8.750%, due 08/01/10	642,188
1,145,000		Newfield Exploration Co., 6.625%, due 09/01/14	1,153,588
1,445,000		Parker Drilling Co., 9.570%, due 09/01/10	1,495,575
265,000		Swift Energy Co., 7.625%, due 07/15/11	268,975
			5,253,351
		Oil & Gas Services: 1.2%
365,000		Hanover Compressor Co., 9.000%, due 06/01/14	394,200
750,000		Hanover Equipment Trust, 8.750%, due 09/01/11	788,438
1,030,000	#	RathGibson, Inc., 11.250%, due 02/15/14	1,081,500
			2,264,138
		Packaging & Containers: 1.6%
275,000	+	Consolidated Container Co. LLC, 2.444%, due 06/15/09	254,375
400,000		Consolidated Container Co. LLC, 10.125%, due 07/15/09	352,000
1,125,000		Graham Packaging Co., Inc., 8.500%, due 10/15/12	1,141,875
865,000		Graphic Packaging Co., Inc., 8.500%, due 08/15/11	860,675

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount			Value
		Packaging & Containers (continued)
$450,000		Smurfit-Stone Container Corp., 8.250%, due 10/01/12	$443,813
			3,052,738
		Pipelines: 3.3%
970,000		El Paso Corp., 6.950%, due 12/15/07	982,125
390,000		El Paso Corp., 7.875%, due 06/15/12	408,038
530,000		El Paso Corp., 7.625%, due 08/01/10	555,175
1,080,000		Southern Natural Gas Co., 8.000%, due 03/01/32	1,189,876
940,000	#	Targa Resources, Inc., 8.500%, due 11/01/13	982,300
1,260,000		Transcontinental Gas Pipe Line Corp., 7.250%, due 12/01/26	1,321,425
785,000		Transcontinental Gas Pipe Line Corp., 8.875%, due 07/15/12	898,825
			6,337,764
		Real Estate Investment Trust: 1.8%
1,385,000		Felcor Lodging LP, 8.830%, due 06/01/11	1,442,131
1,370,000		Meristar Hospitality Corp., 9.000%, due 01/15/08	1,459,050
425,000		MeriStar Hospitality Corp., 9.125%, due 01/15/11	494,063
			3,395,244
		Retail: 2.6%
1,005,000	#	Bon-Ton Stores, Inc., 10.250%, due 03/15/14	971,835
705,000		Dominos, Inc., 8.250%, due 07/01/11	726,150
515,000		General Nutrition Centers, Inc., 8.500%, due 12/01/10	490,538
1,205,000		General Nutrition Centers, Inc., 8.625%, due 01/15/11	1,226,088
800,000	#	GSC Holdings Corp., 8.000%, due 10/01/12	798,000
700,000	#	Neiman-Marcus Group, Inc., 9.000%, due 10/15/15	743,750
			4,956,361
		Semiconductors: 0.5%
905,000	@@	STATS ChipPAC Ltd., 7.500%, due 07/19/10	924,231
			924,231
		Software: 0.3%
615,000	#	Serena Software, Inc., 10.375%, due 03/15/16	647,288
			647,288
		Telecommunications: 13.7%
515,000		American Tower Corp., 10.000%, due 08/01/11	561,350
535,000		American Tower Corp., 7.125%, due 10/15/12	559,075
720,000		American Tower Corp., 7.250%, due 12/01/11	754,200
1,295,000		Centennial Communications Corp.,10.125%, due 06/15/13	1,421,263
1,280,000		Centennial Communications Corp.,10.000%, due 01/01/13	1,336,000
475,000		Cincinnati Bell, Inc., 8.375%, due 01/15/14	485,094
1,210,000		Citizens Communications Co., 9.000%, due 08/15/31	1,299,238
1,540,000		Citizens Communications Co., 9.250%, due 05/15/11	1,697,850
1,650,000		Dobson Communications Corp., 9.875%, due 11/01/12	1,810,875
735,000		Dobson Communications Corp., 9.295%, due 10/15/12	733,163
705,000	#	Hawaiian Telcom Communications, Inc., 12.500%, due 05/01/15	701,475
3,600,000	I,X	ICG Services, Inc., 10.000%, due 02/15/08	4
2,579,000	S	Insight Capital, Inc., 10.500%, due 11/01/10	2,727,275
1,690,000	@@	Intelsat Ltd., 5.250%, due 11/01/08	1,605,500
555,000	@@	Intelsat Ltd., 6.500%, due 11/01/13	417,638
1,500,000	@@	Intelsat Ltd., 8.625%, due 01/15/15	1,556,250
3,175,000	S	Qwest Capital Funding, Inc., 6.375%, due 07/15/08	3,175,000
445,000		Qwest Capital Funding, Inc., 7.000%, due 08/03/09	453,900
585,000		Qwest Corp., 6.875%, due 09/15/33	564,525
465,000		Qwest Corp., 8.160%, due 06/15/13	513,825
435,000		Rural Cellular Corp., 8.250%, due 03/15/12	454,575
430,000		Rural Cellular Corp., 9.750%, due 01/15/10	438,600
700,000		Rural Cellular Corp., 9.875%, due 02/01/10	750,750
308,000		SBA Communications Corp., 8.500%, due 12/01/12	343,420
313,000	+	SBA Communications Corp., 9.750%, due 12/15/11	300,480
715,000		Ubiquitel, Inc., 9.875%, due 03/01/11	784,713
340,000		U.S. Unwired, Inc., 10.000%, due 06/15/12	382,925
475,000		Valor Telecommunications Enterprises LLC, 7.750%, due 02/15/15	499,938
			26,328,901
		Total Corporate Bonds/Notes (Cost $186,730,802)	182,966,880

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Shares			Value
COMMON STOCK: 0.5%
		Agriculture: 0.0%
17,906	@,I,X	North Atlantic Trading Co.	$18
			18
		Lodging: 0.5%
16,800		Hilton Hotels Corp.	427,727
7,400		Starwood Hotels & Resorts Worldwide, Inc.	501,202
			928,929
		Telecommunications: 0.0%
132	@,@@	Completel Europe NV	8,717
2,350	@,I,X	Jordan Tellecommunications	52,687
15	@	Mpower Holding Corp.	22
			61,426
		Total Common Stock (Cost $1,090,913)	990,373
PREFERRED STOCK: 0.0%
		Home Furnishings: 0.0%
373	@,I	O’ Sullivan Industries, Inc.	—
			—
		Media: 0.0%
100	@	Paxson Communications Corp.	8,728
			8,728
		Total Preferred Stock (Cost $8,686)	8,728
WARRANTS: 0.1%
		Building Materials: 0.0%
3,100	@,#,I,X	Dayton Superior Corp.	31
			31
		Commercial Services: 0.0%
92,950	@,I,X	Comforce Corp.	930
			930
		Home Furnishings: 0.0%
1,000	@,I,X	O’ Sullivan Industries, Inc.	—
			—
		Telecommunications: 0.1%
580		American Tower Corp.,	248,002
500	@@,#,I,X	GT Group Telecom, Inc.	—
			248,002
		Total Warrants (Cost $47,403)	248,963
		Total Long-Term Investments: (Cost $187,877,804)	184,214,944

Principal Amount			Value
SHORT-TERM INVESTMENT: 3.1%

	Repurchase Agreement: 3.1%
$6,034,000	Deutsche Bank Repurchase Agreement dated, 03/31/06, 4.750%, due 04/03/06, $6,036,388 to be received upon repurchase (Collateralized by $6,149,000 Federal National Mortgage Association, 0.000%, Market Value $6,154,744, due 09/22/06)		$6,034,000
	Total Short-Term Investments: (Cost $6,034,000)		6,034,000
	Total Investments in Securities (Cost $193,911,804)*	98.7%	$190,248,944
	Other Assets and Liabilities-Net	1.3	2,424,029
	Net Assets	100.0%	$192,672,973

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).

@	Non-income producing security
@@	Foreign Issuer
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $193,975,431.
Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$2,511,051
	Gross Unrealized Depreciation	(6,237,538)
	Net Unrealized Depreciation	$(3,726,487)
Information concerning open futures contracts at March 31, 2006 is shown below:

Information concerning the Credit Default Swap Agreements outstanding for the ING High Yield Bond Fund at March 31, 2006, is shown below:

	Termination Date	Notional Principal	Unrealized Appreciation (Depreciation)
Dow Jones CDX.NA.HY.5 Index Receive $2,739,000 upon event of default and pay 3.95% Counterparty: Goldman Sachs International	12/20/10	$3,234,000	$(47,451)
Dow Jones CDX.NA.HY.5 Index Receive $6,600,000 upon event of default and pay 3.95% Counterparty: Goldman Sachs International	12/20/10	6,468,000	(95,609)
			$(143,060)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2006

Principal Amount			Value
CORPORATE BONDS/NOTES: 28.2%
		Airlines: 0.1%
$631,853		Continental Airlines, Inc., 8.312%, due 04/02/11	$607,527
508,060	L	United Airlines, Inc., 6.602%, due 09/01/13	503,239
			1,110,766
		Banks: 7.2%
2,925,000		American Express Centurion Bank, 4.866%, due 07/19/07	2,929,648
2,930,000	@@,L	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	2,537,497
1,320,000	@@,#	Banco do Brasil Cayman, 7.950%, due 12/31/49	1,313,400
1,309,034	@@,#	Banco Itau SA/Cayman Islands, 5.356%, due 09/20/08	1,302,882
1,663,000	@@,#	Banco Santander Chile SA, 5.220%, due 12/09/09	1,665,408
1,878,000	@@,L	Banco Santander Chile SA, 7.375%, due 07/18/12	2,034,599
1,060,000	@@	Bank of Ireland, 5.180%, due 12/29/49	929,057
1,180,000	@@	Bank of Nova Scotia, 5.125%, due 08/21/85	994,301
540,000	@@	Bank of Scotland, 4.813%, due 11/30/49	467,100
177,000		BankAmerica Capital II, 8.000%, due 12/15/26	186,586
710,000	@@	Barclays Bank PLC, 4.938%, due 12/31/49	629,926
1,090,000	@@,L	Barclays Bank PLC, 6.278%, due 12/15/49	1,046,149
2,000,000	@@	BNP Paribas, 5.185%, due 09/29/49	1,725,154
843,000		Chase Capital I, 7.670%, due 12/01/26	884,405
1,727,000	@@,#,L	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	1,641,912
987,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	992,624
1,720,000	@@	Den Norske Bank ASA, 5.125%, due 08/29/49	1,449,100
1,638,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	1,916,398
858,000	#	First Chicago NBD Institutional Capital A, 7.950%, due 12/01/26	901,049
1,117,000	@@	First Citizens St Lucia Ltd., 5.460%, due 02/01/12	1,088,959
3,817,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	3,692,031
3,010,000	@@	HSBC Bank PLC, 4.788%, due 06/29/49	2,528,400
2,390,000	@@,L	HSBC Bank PLC, 5.000%, due 06/29/49	2,067,350
6,000,000	@@	KAUP BANK, 6.600%, due 12/28/15	5,727,990
220,000	@@	Lloyds TSB Bank PLC, 5.000%, due 11/29/49	193,984
2,340,000	@@	Lloyds TSB Bank PLC, 5.080%, due 08/29/49	2,017,040
1,465,000		Mellon Capital I, 7.720%, due 12/01/26	1,539,728
1,110,000	@@,L	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	1,182,789
1,090,000	@@	National Australia Bank Ltd., 4.525%, due 10/29/49	941,244
320,000	@@	National Westminster Bank Plc, 5.000%, due 11/29/49	271,279
910,000	#	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	861,760
12,000	@@,#,L	Resona Bank Ltd., 5.850%, due 09/29/49	11,666
4,560,000	@@	Royal Bank of Scotland Group PLC, 4.875%, due 12/29/49	3,930,072
1,090,000	@@	Societe Generale, 4.656%, due 11/29/49	943,895
5,150,000	@@,L	Standard Chartered PLC, 4.875%, due 11/29/49	4,261,625
520,000	@@	Standard Chartered PLC, 4.900%, due 01/29/49	429,000
3,210,000	@@	Standard Chartered PLC, 5.188%, due 07/29/49	2,664,300
1,785,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	1,853,546
4,120,000		Wachovia Capital Trust III, 5.800%, due 12/31/49	4,052,098
1,250,000	@@	Westpac Banking Corp., 5.275%, due 09/30/49	1,064,091
1,000	@@,#	Westpac Capital Trust IV, 5.256%, due 12/29/49	949
			66,870,991
		Beverages: 0.3%
1,849,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	2,135,595
1,080,000	@@	Diageo Capital PLC, 4.691%, due 04/20/07	1,081,149
			3,216,744
		Chemicals: 0.8%
1,360,000		Dow Chemical, 8.625%, due 04/01/2006	1,360,112
390,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	393,193
720,000		Stauffer Chemical, 0.000%, due 04/15/10	574,956
1,510,000		Stauffer Chemical, 0.000%, due 04/15/17	789,035
1,230,000		Stauffer Chemical, 0.000%, due 04/15/18	602,885
3,645,000		Union Carbide Corp., 7.750%, due 10/01/96	3,773,515
			7,493,696

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount			Value
		Commercial Services: 0.4%
$3,568,000		Tulane University of Louisiana, 5.549%, due 11/15/12	$3,585,840
			3,585,840
		Diversified Financial Services: 9.6%
527,000	@@,#,I	Alpine III, 5.290%, due 08/16/14	528,306
527,000	@@,#,I	Alpine III, 5.700%, due 08/16/14	528,499
789,000	@@,#,I	Alpine III, 7.500%, due 08/16/14	793,145
1,348,000	@@,#,I	Alpine III, 10.750%, due 08/16/14	1,385,344
467,000	#	Army Hawaii Family Housing Trust Certificates, 5.524%, due 06/15/50	450,216
344,000	#	Army Hawaii Family Housing Trust Certificates, 5.624%, due 06/15/50	332,259
3,210,721	#	Astoria Depositor Corp., 7.902%, due 05/01/21	3,241,464
4,655,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	4,890,659
1,800,174	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	1,800,174
2,360,000	@@,#	BTM Curacao Holdings NV, 4.760%, due 07/21/15	2,279,743
1,714,000		Citigroup Capital II, 7.750%, due 12/01/36	1,792,515
2,340,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	2,461,076
2,930,000		Countrywide Financial Corp., 5.100%, due 12/19/07	2,932,558
2,930,000		Countrywide Financial Corp., 5.188%, due 04/11/07	2,933,408
3,678,000	#	Farmer Mac Guaranteed Notes Trust 2006-1, 4.875%, due 01/14/11	3,609,295
1,245,000	@@	Financiere CSFB NV, 5.125%, due 03/29/49	1,033,350
1,652,000		Fund American Cos, Inc., 5.875%, due 05/15/13	1,625,447
7,482,000		General Motors Acceptance Corp., 6.875%, due 08/28/12	6,910,891
2,550,000		General Motors Acceptance Corp., 7.000%, due 02/01/12	2,377,100
1,709,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	2,200,042
2,297,000	#,L	ILFC E-Capital Trust II, 6.250%, due 12/21/65	2,205,295
704,000		International Lease Finance Corp., 5.000%, due 04/15/10	691,150
1,366,000		JPM Capital Trust I, 7.540%, due 01/15/27	1,432,149
1,509,000		JPM Capital Trust II, 7.950%, due 02/01/27	1,593,776
3,486,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	3,377,969
1,921,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	1,857,119
1,690,000		Morgan Stanley, 6.100%, due 04/15/06	1,690,539
57	@@	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	10
1,296,000	@@	BNP Paribas, 5.063%, due 12/31/49	1,131,860
881,167	@@	Petroleum Export Ltd., 4.623%, due 06/15/10	865,432
1,228,804	@@,#	Petroleum Export Ltd/Cayman SPV, 5.265%, due 06/15/11	1,201,984
2,982,651	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	2,924,862
5,266,000	#	Piper Jaffray Equipment Trust Securities, 7.000%, due 09/10/13	5,173,845
2,481,000		Residential Capital Corp., 6.375%, due 06/30/10	2,501,704
1,837,000	L	Residential Capital Corp., 6.875%, due 06/30/15	1,918,372
1,962,000		Southern Star Central Corp., 8.500%, due 08/01/10	2,116,508
1,500,000,000	@@	Takefuji Corp., 1.000%, due 03/01/34	6,674,537
8,795,153	#	Toll Road Investment, 0.000%, due 02/15/45	1,046,526
1,200,000	#	Twin Reefs Pass-Through Trust, 5.849%, due 12/10/49	1,201,188
1,865,000	@@,L	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	2,002,178
1,085,000	#	Wachovia Capital Trust V, 7.965%, due 06/01/27	1,151,183
2,633,000	@@,#	ZFS Finance USA Trust I, 6.450%, due 12/15/65	2,538,186
			89,401,863
		Electric: 3.0%
2,261,880		CE Generation LLC, 7.416%, due 12/15/18	2,359,236
850,000		DTE Energy Co., 6.450%, due 06/01/06	851,436
3,938,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	4,500,216
1,825,000		Entergy Gulf States, Inc., 5.120%, due 08/01/10	1,753,179
1,578,000	L	FirstEnergy Corp., 6.450%, due 11/15/11	1,634,724
2,720,000	L	FirstEnergy Corp., 7.375%, due 11/15/31	3,030,480
830,438	#	Juniper Generation, 6.790%, due 12/31/14	799,422
1,345,000	@@,+	Korea Electric Power Corp., 0.000%, due 04/01/96	731,344

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$1,313,000	#	Mirant North America LLC,7.375%, due 12/31/13	$1,345,825
1,327,000	#	Nevada Power Co., 5.950%, due 03/15/16	1,312,889
1,263,000		NorthWestern Corp., 5.875%, due 11/01/14	1,250,327
1,175,000		Potomac Edison Co., 5.000%, due 11/01/06	1,175,113
857,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	862,103
356,274		PPL Montana LLC, 8.903%, due 07/02/20	398,555
2,632,000	#	Sierra Pacific Power Co., 6.000%, due 05/15/16	2,609,333
466,000		Sierra Pacific Power Co., 6.250%, due 04/15/12	471,963
2,468,000		Southern Co. CAP Trust I, 8.190%, due 02/01/37	2,609,619
			27,695,764
		Food: 0.1%
467,000		Delhaize America, Inc., 8.050%, due 04/15/27	483,641
692,000	L	Delhaize America, Inc., 8.125%, due 04/15/11	750,501
			1,234,142
		Forest Products & Paper: 0.1%
1,041,000		Georgia-Pacific Corp., 7.250%, due 06/01/28	988,950
			988,950
		Healthcare-Services: 0.2%
1,426,000		WellPoint, Inc., 5.250%, due 01/15/16	1,377,740
			1,377,740
		Household Products/Wares: 0.0%
25,000	L	Spectrum Brands, Inc., 7.375%, due 02/01/15	21,875
			21,875
		Insurance: 1.1%
3,511,000	@@	Aegon NV, 5.585%, due 12/31/49	3,102,846
2,191,000	L	AON Capital Trust, 8.205%, due 01/01/27	2,514,942
817,000	#	North Front Pass-Through, 5.810%, due 12/15/24	795,372
3,101,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	3,318,228
			9,731,388
		Media: 0.5%
1,116,000	L	Comcast Corp., 5.650%, due 06/15/35	975,875
2,902,000	#,L	News America, Inc., 6.400%, due 12/15/35	2,783,659
1,260,000		Time Warner, Inc., 6.125%, due 04/15/06	1,260,431
			5,019,965
		Multi-National: 0.1%
1,173,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	1,117,482
			1,117,482
		Oil & Gas: 1.2%
1,192,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	1,113,770
796,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	835,370
1,346,000	@@	Husky Oil Co., 8.900%, due 08/15/28	1,429,490
2,402,000	@@,#	Pemex Project Funding Master Trust, 6.210%, due 06/15/10	2,471,658
1,220,000	L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	1,180,045
867,000	@@,#	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	838,606
2,076,000	@@,#	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, due 09/30/20	1,964,295
1,432,000	@@,#	Tengizchevroil, 6.124%, due 11/15/14	1,432,000
			11,265,234
		Pharmaceuticals: 0.3%
1,863,000		AmerisourceBergen Corp., 5.625%, due 09/15/12	1,841,577
502,000	#	AmerisourceBergen Corp., 5.875%, due 09/15/15	496,257
			2,337,834
		Pipelines: 0.6%
4,067,000	#,I	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	3,940,923
1,705,000		Kinder Morgan Finance Co. ULC, 5.350%, due 01/05/11	1,679,546
			5,620,469
		Real Estate: 0.2%
1,648,000		EOP Operating LP, 7.750%, due 11/15/07	1,704,217
			1,704,217
		Real Estate Investment Trust: 0.6%
310,000		Liberty Property LP, 6.375%, due 08/15/12	319,460
1,578,000		Liberty Property LP, 7.750%, due 04/15/09	1,670,198
1,390,000		Simon Property Group LP, 4.875%, due 03/18/10	1,356,587
2,179,000		Simon Property Group LP, 6.375%, due 11/15/07	2,211,386
			5,557,631

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount			Value
		Retail: 0.3%
$1,306,000		JC Penney Corp., Inc., 7.625%, due 03/01/97	$1,324,998
1,859,000		May Department Stores Co., 3.950%, due 07/15/07	1,820,714
			3,145,712
		Savings & Loans: 0.1%
1,238,000		Great Western Financial, 8.206%, due 02/01/27	1,310,078
			1,310,078
		Telecommunications: 0.9%
1,152,000	L	AT&T Corp., 9.750%, due 11/15/31	1,379,687
1,526,000		BellSouth Corp., 4.200%, due 09/15/09	1,465,351
2,340,000		SBC Communications, Inc., 5.750%, due 05/02/06	2,341,072
3,037,000		Verizon Global Funding Corp., 5.850%, due 09/15/35	2,732,999
			7,919,109
		Transportation: 0.5%
3,026,000		BNSF Funding Trust I, 6.613%, due 12/15/55	2,976,789
1,217,000	@@,#	MISC Capital Ltd., 5.000%, due 07/01/09	1,200,978
			4,177,767
		Total Corporate Bonds/Notes (Cost $266,438,836)	261,905,257

U.S. GOVERNMENT AGENCY OBLIGATIONS: 32.0%

		Federal Home Loan Bank: 1.5%
9,375,000		4.750%, due 08/17/07	9,332,559
4,520,000		4.850%, due 02/06/08	4,503,471
			13,836,030
		Federal Home Loan Mortgage Corporation: 9.1%
4,332,000		3.875%, due 06/15/08	4,227,673
4,320,000		4.000%, due 08/17/07	4,258,012
8,742,000	L	4.375%, due 11/16/07	8,647,106
1,670,961		4.500%, due 12/15/16	1,634,984
3,422,000		4.500%, due 02/15/20	3,151,160
9,100,000	L	4.875%, due 02/17/09	9,056,993
5,025,038	S	5.000%, due 08/15/16	4,915,025
869,000		5.000%, due 05/15/20	831,572
3,884,900	S	5.000%, due 08/15/21	3,835,541
3,513,000		5.000%, due 04/15/23	3,331,679
704,247		5.040%, due 04/01/35	690,533
522,450		5.099%, due 02/15/32	525,369
4,647,000		5.150%, due 01/24/11	4,615,642
2,315,697		5.221%, due 06/01/35	2,267,101
2,084,985		5.500%, due 11/15/18	2,084,866
2,000,000	W	5.500%, due 04/15/19	1,986,876
9,886,454	S	5.500%, due 08/15/20	9,406,015
7,814,000	W	5.500%, due 04/01/33	7,630,855
3,295,000	L	5.875%, due 03/21/11	3,374,627
2,277,000	S	6.000%, due 01/15/29	2,286,464
2,630,474		6.000%, due 01/15/29	2,642,635
3,565,753		6.000%, due 01/15/29	3,596,404
10,567		7.500%, due 11/01/28	11,068
			85,008,200
		Federal National Mortgage Association: 21.3%
9,250,000		3.875%, due 07/15/08	9,021,035
2,587,000	L	4.250%, due 09/15/07	2,557,019
68,000	W	4.500%, due 04/01/18	65,025
105,000	W	4.500%, due 04/15/35	96,863
1,985,732		4.640%, due 08/01/35	1,931,719
4,612,000		4.750%, due 08/10/07	4,591,223
2,004,520		4.750%, due 12/25/42	1,989,812
2,283,135		4.811%, due 08/01/35	2,228,149
1,394,376	S	4.958%, due 04/25/35	1,395,987
92,630		5.018%, due 11/25/32	92,655
103,000	W	5.000%, due 04/15/21	100,425
3,839,425	S	5.000%, due 02/25/29	3,767,691
5,461,817	S	5.000%, due 08/01/35	5,202,716
984,973		5.000%, due 10/01/35	938,247
61,793,000	W	5.000%, due 04/15/36	58,838,553
1,330,971		5.086%, due 07/01/35	1,308,928
3,415,095		5.148%, due 09/01/35	3,366,619
471,956		5.176%, due 04/18/28	475,199
9,248,000		5.250%, due 08/01/12	9,166,433
73,536		5.268%, due 12/25/29	73,734
526,676		5.268%, due 10/25/33	529,337
1,181,190		5.293%, due 08/01/35	1,159,517
527,219		5.368%, due 01/25/32	527,156
6,450,000	W	5.500%, due 04/15/19	6,411,700
2,185,436		5.500%, due 11/01/32	2,139,102
6,127,869		5.500%, due 11/01/33	5,997,951
5,772,988	S	5.500%, due 11/01/33	5,648,185
33,373,000	W	5.500%, due 04/15/36	32,580,391
71,361		6.000%, due 08/01/16	72,382
6,001		6.000%, due 12/01/16	6,087
218,732		6.000%, due 03/01/17	221,861
1,922,406		6.000%, due 09/01/17	1,949,746
141,863		6.000%, due 11/01/17	143,892
333,000	W	6.000%, due 04/01/18	337,475
1,328,414		6.000%, due 07/25/29	1,337,881
3,126,224		6.000%, due 07/25/29	3,147,786
2,495,674		6.000%, due 04/25/31	2,527,105
990,148		6.000%, due 08/01/33	990,457
12,721,000	W	6.000%, due 04/01/34	12,721,000
58,454		6.500%, due 07/01/29	59,946
210,557		6.500%, due 08/01/29	215,929
607,287		6.500%, due 04/01/30	622,782
1,652,000	W	6.500%, due 04/01/31	1,685,555
2,515		6.500%, due 06/01/31	2,574
544,184		6.500%, due 07/01/31	558,113
2,307		6.500%, due 09/01/31	2,361
12,171		6.500%, due 09/01/31	12,456
272,851		6.500%, due 11/01/31	279,242
146,286		6.500%, due 04/01/32	149,610
70,648		6.500%, due 07/01/32	72,254
14,958		6.500%, due 08/01/32	15,297
62,735		6.500%, due 08/01/32	64,161
116,588		6.500%, due 08/01/32	119,237
144,358		6.500%, due 11/01/32	147,638
214,543		6.500%, due 01/01/33	219,417
135,279		6.500%, due 02/01/33	138,200
653,524		6.500%, due 12/01/33	667,636
3,886,000		6.625%, due 11/15/10	4,121,223
24,340		7.000%, due 01/01/30	25,111
113,508		7.000%, due 01/01/30	116,937
6,125		7.000%, due 03/01/30	6,319
302,757		7.000%, due 06/01/31	312,461

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association (continued)
$1,164,874		7.000%, due 08/01/35	$1,200,040
1,826		7.500%, due 09/01/30	1,909
13,381		7.500%, due 10/01/30	13,991
10,110		7.500%, due 10/01/30	10,570
103,121		7.500%, due 02/01/32	107,892
477,994		7.500%, due 12/25/41	495,372
992,967		7.500%, due 01/25/48	1,022,611
			198,123,887
		Government National Mortgage Association: 0.1%
12,653		4.375%, due 04/20/28	12,687
1,232		6.500%, due 03/15/31	1,278
18,394		6.500%, due 08/15/31	19,082
52,102		6.500%, due 10/15/31	54,049
25,451		6.500%, due 11/15/31	26,403
22,063		6.500%, due 07/15/32	22,886
160,516		6.500%, due 09/15/32	166,499
75,582		7.000%, due 04/15/26	78,901
33,613		7.000%, due 05/15/32	35,063
97,015		7.500%, due 12/15/22	102,079
6,053		7.500%, due 10/15/26	6,368
25,421		7.500%, due 07/15/29	26,690
131		7.500%, due 11/15/30	138
20,398		7.500%, due 12/15/30	21,408
40,606		7.500%, due 12/15/31	42,613
33,064		7.500%, due 05/15/32	34,690
39,367		7.500%, due 05/15/32	41,302
			692,136
		Total U.S. Government Agency Obligations (Cost $302,130,407)	297,660,253

U.S. TREASURY OBLIGATIONS: 15.9%

		U.S. Treasury Bond: 2.9%
7,272,000	S	0.000%, due 05/15/16	4,412,395
5,212,000	L	5.375%, due 02/15/31	5,488,074
7,583,000	L	6.000%, due 02/15/26	8,463,341
7,500,000	L	6.250%, due 08/15/23	8,508,405
			26,872,215
		U.S. Treasury Note: 12.9%
11,129,000	L	4.500%, due 02/15/09	11,035,973
75,721,000	L	4.500%, due 02/28/11	75,525,782
26,553,000	L	4.500%, due 02/15/16	25,833,175
7,892,000	L	4.625%, due 02/29/08	7,863,638
			120,258,568
		U.S. Treasury STRIP: 0.1%
3,659,688		2.933%, due 02/17/29	265,302
1,112,456		3.499%, due 06/16/31	88,583
			353,885

		Total U.S. Treasury Obligations
		(Cost $148,891,910)	147,484,668

ASSET-BACKED SECURITY: 5.7%

		Automobile Asset Backed Securities: 1.2%
654,419		Capital Auto Receivables Asset Trust, 2.750%, due 04/16/07	651,483
200,000		Capital One Auto Finance Trust, 3.180%, due 09/15/10	196,506
193,000		Capital One Prime Auto Receivables Trust, 5.010%, due 11/15/11	191,914
1,691,000		Carmax Auto Owner Trust, 4.210%, due 01/15/10	1,666,059
204,000		Daimler Chrysler Auto Trust, 3.490%, due 12/08/08	201,557
623,000		Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	610,644
917,000		Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	890,812
315,158		Household Automotive Trust, 2.310%, due 04/17/08	313,970
1,250,000		Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	1,223,001
1,023,124		Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	1,010,399
90,000		Nissan Auto Receivables Owner Trust, 4.160%, due 08/25/34	88,487
1,965,000		Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	1,936,698
1,560,000		Nissan Auto Receivables Owner Trust, 4.740%, due 09/15/09	1,548,882
174,653		USAA Auto Owner Trust, 2.040%, due 02/16/10	172,946
			10,703,358
		Credit Card Asset Backed Securities: 1.1%
560,000		Bank One Issuance Trust, 4.540%, due 09/15/10	551,586
530,000		Capital One Master Trust, 4.900%, due 03/15/10	528,391
800,000		Citibank Credit Card Issuance Trust, 3.100%, due 03/10/10	769,604
2,583,000		Citibank Credit Card Issuance Trust, 4.850%, due 02/10/11	2,557,568
2,285,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	2,289,324
44,000		Citibank Credit Card Issuance Trust, 6.875%, due 11/16/09	45,144

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount			Value
		Credit Card Asset Backed Securities (continued)
$2,429,000		Citibank Credit Card Master Trust I, 5.875%, due 03/10/11	$2,474,428
193,000		Discover Card Master Trust I, 5.150%, due 10/15/09	192,931
322,000		MBNA Credit Card Master Note Trust, 4.900%, due 07/15/11	319,979
589,000		MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	601,498
			10,330,453
		Home Equity Asset Backed Securities: 1.3%
402,108		Bayview Financial Acquisition Trust, 5.321%, due 09/28/43	402,653
78,000	+	Centex Home Equity, 4.140%, due 03/25/28	76,802
197,885		Freddie Mac, 4.968%, due 01/25/32	198,023
650,582		Freddie Mac, 5.068%, due 05/25/31	650,891
516,639		GMAC Mortgage Corp. Loan Trust, 5.048%, due 12/25/20	517,075
4,851,000	S	GSAA Trust, 5.242%, due 06/25/34	4,750,761
103,005		Merrill Lynch Mortgage Investors, Inc., 5.178%, due 07/25/34	103,257
371,799		New Century Home Equity Loan Trust, 5.068%, due 08/25/34	372,111
134,291		New Century Home Equity Loan Trust, 5.378%, due 07/25/30	134,385
1,465,320		QFA Royalties LLC, 7.300%, due 02/20/25	1,470,815
638,000	+	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	626,402
820,000	+	Renaissance Home Equity Loan Trust, 4.723%, due 11/25/35	808,889
698,000	+	Renaissance Home Equity Loan Trust, 5.608%, due 05/25/36	697,983
255,578		Residential Asset Securities Corp., 5.118%, due 06/25/32	255,947
187,683		Residential Asset Securities Corp., 5.278%, due 09/25/31	187,802
984,000		Wells Fargo Home Equity Trust, 3.970%, due 09/25/24	961,361
			12,215,157
		Other Asset Backed Securities: 2.1%
74,161		Amortizing Residential Collateral Trust, 5.318%, due 05/25/32	74,258
5,456		Chase Funding Mortgage Loan, 2.734%, due 09/25/24	5,430
15,000		Chase Funding Mortgage Loan, 4.045%, due 05/25/33	14,759
596,108		Chase Funding Mortgage Loan, 5.118%, due 07/25/33	597,618
951,000		Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	935,788
1,331,000	+	Credit-Based Asset Servicing and Securitization, 5.501%, due 12/25/36	1,336,156
2,861,774		Lehman XS Trust, 5.098%, due 08/25/35	2,871,391
3,818,936	S	Long Beach Mortgage Loan Trust, 5.148%, due 01/25/36	3,831,371
3,846,000	S	Merrill Lynch Mortgage Investors, Inc., 5.018%, due 01/25/37	3,846,000
989,000	+	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	989,000
524,000		Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	518,316
524,000		Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	513,964
698,000		Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	687,781
1,000,000		Residential Asset Mortgage Products, Inc., 5.088%, due 07/25/35	1,002,052
54,126		Residential Asset Mortgage Products, Inc., 5.128%, due 06/25/33	54,222
2,160,409	+	Structured Asset Securities Corp., 6.000%, due 03/25/34	2,157,981
			19,436,087
		Total Asset-Backed Securities (Cost $53,296,311)	52,685,055

COLLATERALIZED MORTGAGE OBLIGATIONS: 26.1%

		Commercial Mortgage Backed Securities: 6.5%
1,609,000		Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	1,540,419
6,262,000	S	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	6,095,742

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount			Value
		Commercial Mortgage Backed Securities (continued)
$1,114,000		Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	$1,086,384
2,130,000		Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	2,096,555
2,210,000		Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	2,137,723
1,524,000		Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	1,456,242
321,000		Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	305,930
1,527,000		Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	1,481,120
696,000		Bear Stearns Commercial Mortgage Securities, 4.565%, due 07/11/42	667,716
672,000		Capco America Securitization Corp., 6.260%, due 10/15/30	685,490
456,000		Capco America Securitization Corp., 6.460%, due 10/15/30	469,428
1,950,000		Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	2,064,381
1,093,000		Commercial Mortgage Pass Through Certificates, 3.600%, due 03/10/39	1,046,400
959,058		CS First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	917,064
451,000		CS First Boston Mortgage Securities Corp., 4.321%, due 01/15/37	429,566
975,000		CS First Boston Mortgage Securities Corp., 4.801%, due 03/15/36	935,049
646,000		CS First Boston Mortgage Securities Corp., 5.183%, due 11/15/36	636,227
1,000,000		DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	1,028,674
688,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	724,792
2,397,335		GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	2,330,348
698,000		GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	671,991
483,000		GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	469,566
488,450		JP Morgan Chase Commercial Mortgage Securities Corp., 4.200%, due 07/12/35	472,266
1,700,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	1,638,026
1,613,994		JP Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	1,561,254
4,263,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	4,336,633
2,706,088		JP Morgan Chase Commercial Mortgage Securities Corp., 6.244%, due 04/15/35	2,741,645
866,000		LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	830,497
225,000		LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	217,090
255,000		LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	243,982
289,000		LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	283,416
1,010,000		LB-UBS Commercial Mortgage Trust, 4.998%, due 04/15/30	987,042
2,961,000		LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	3,035,204
1,703,000		LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	1,822,816
981,000		Merrill Lynch Mortgage Trust, 4.892%, due 02/12/42	952,020
1,320,000		Morgan Stanley Capital I, 4.827%, due 06/12/47	1,277,355
3,470,000		Morgan Stanley Capital I, 5.007%, due 01/14/42	3,392,971
400,000		Morgan Stanley Capital I, 7.020%, due 03/15/32	415,998
2,196,165		Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	2,229,101
1,038,000		Nomura Asset Securities Corp., 6.690%, due 03/15/30	1,104,026
3,666,377	S	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	3,492,398
400,000		Salomon Brothers Mortgage Securities VII, 7.520%, due 12/18/09	426,065
			60,736,612

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount			Value
		Whole Loan Collateral PAC: 0.1%
$92,335		Countrywide Alternative Loan Trust, 5.218%, due 02/25/33	$92,509
757,949		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	771,103
672,761		Residential Funding Mtg Sec I, 5.218%, due 11/25/17	674,261
			1,537,873
		Whole Loan Collateralized Mortage Obligations: 19.4%
488,126		ABN Amro Mortgage Corp., 5.318%, due 03/25/18	487,866
9,429,971	S	American Home Mortgage Investment Trust, 5.108%, due 11/25/45	9,451,337
4,714,986		American Home Mortgage Investment Trust, 5.258%, due 11/25/45	4,740,350
6,337,823		Banc of America Funding Corp., 5.279%, due 09/20/35	6,148,322
3,134,489		Banc of America Funding Corp., 5.750%, due 09/20/34	3,066,668
1,118,957		Banc of America Mortgage Securities, 5.250%, due 11/25/19	1,096,917
2,262,186		Banc of America Mortgage Securities, 5.500%, due 06/25/35	2,211,809
1,062,000		Banc of America Mortgage, 6.500%, due 03/25/36	1,077,080
1,558,248		Bear Stearns Alt-A Trust, 5.138%, due 07/25/34	1,560,983
11,469,081	S	Bear Stearns Asset Backed Securities, Inc., 5.148%, due 11/25/35	11,474,626
318,374		Citicorp Mortgage Securities, Inc., 5.268%, due 03/25/33	319,979
1,982,474		Citigroup Mortgage Loan Trust, Inc., 4.938%, due 02/25/35	1,984,226
7,695,090	S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 10/25/35	7,664,728
994,398		Countrywide Alternative Loan Trust, 5.118%, due 02/25/35	995,428
443,815		Countrywide Alternative Loan Trust, 5.318%, due 07/25/35	447,093
920,419		Countrywide Alternative Loan Trust, 5.368%, due 04/25/33	923,564
7,968,473	S	Countrywide Alternative Loan Trust, 5.414%, due 10/25/35	7,824,110
3,507,450	S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	3,457,104
1,880,000		Countrywide Alternative Loan Trust, 6.000%, due 03/01/49	1,890,857
5,105,521	S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.004%, due 02/25/35	5,134,623
682,950		Countrywide Home Loan Mortgage Pass-Through Trust, 5.318%, due 04/25/18	687,980
7,165,637	S	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	7,025,198
588,444	S	First Horizon Asset Securities, Inc., 5.400%, due 10/25/35	580,830
1,075,191		Freddie Mac, 5.399%, due 04/15/32	1,090,282
1,833,724		GMAC Mortgage Corp. Loan Trust, 4.598%, due 10/19/33	1,773,706
4,299,243	S	GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35	4,249,533
844,252	#	GSMPS Mortgage Loan Trust, 5.168%, due 01/25/35	848,021
738,183	S	GSR Mortgage Loan Trust, 5.318%, due 06/25/35	738,253
1,741,174		Harborview Mortgage Loan Trust, 5.126%, due 01/19/35	1,745,397
963,655		Homebanc Mortgage Trust, 5.248%, due 08/25/29	966,086
389,378		JP Morgan Alternative Loan Trust, 5.521%, due 01/25/36	387,140
4,460,497		MASTR Adjustable Rate Mortgages Trust, 5.365%, due 06/25/35	4,330,888
3,078,545		MASTR Alternative Loans Trust, 5.500%, due 01/25/20	3,031,006
233,586		MASTR Alternative Loans Trust, 6.500%, due 05/25/33	233,677
2,561,238		MASTR Seasoned Securities Trust, 5.218%, due 10/25/32	2,566,622
2,771,810		MLCC Mortgage Investors, Inc., 5.048%, due 04/25/29	2,774,708
925,960		MLCC Mortgage Investors, Inc., 5.138%, due 01/25/29	926,958
1,724,660		MLCC Mortgage Investors, Inc., 5.138%, due 10/25/28	1,725,480

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount			Value
		Whole Loan Collateralized Mortage Obligations (continued)
$3,981,967		Residential Accredit Loans, Inc., 5.218%, due 04/25/35	$3,999,932
6,919,611		Residential Accredit Loans, Inc., 5.318%, due 08/25/35	6,973,451
1,047,183		Sequoia Mortgage Trust, 5.046%, due 01/20/35	1,048,698
320,291		Sequoia Mortgage Trust, 5.086%, due 11/20/33	320,552
1,562,645		Structured Adjustable Rate Mortgage Loan Trust, 5.128%, due 07/25/35	1,569,369
2,759,071		Structured Asset Mortgage Investments, Inc., 5.016%, due 04/19/35	2,762,872
8,567,365	S	Structured Asset Mortgage Investments, Inc., 5.781%, due 12/27/35	8,717,294
3,301,051		Suntrust Alternative Loan Trust, 6.500%, due 12/25/35	3,323,193
1,108,425		Thornburg Mortgage Securities Trust, 5.168%, due 12/25/33	1,113,750
3,927,821	S	Thornburg Mortgage Securities Trust, 5.188%, due 09/25/34	3,947,426
8,629,879	S	Washington Mutual Alternative Mortgage Pass-Through Certs, 5.750%, due 02/25/36	8,573,139
3,950,202		Washington Mutual Alternative Mortgage Pass-Through Certs, 6.500%, due 03/25/36	3,974,367
998,366		Washington Mutual MSC Mortgage Pass-Through CTFS, 5.318%, due 01/25/18	1,001,477
89,931		Washington Mutual MSC Mortgage Pass-Through CTFS, 5.418%, due 03/25/33	90,043
1,643,890		Washington Mutual, Inc., 5.045%, due 06/25/44	1,647,344
1,891,897		Washington Mutual, Inc., 5.068%, due 01/25/45	1,894,628
1,248,554		Washington Mutual, Inc., 5.128%, due 01/25/45	1,254,478
2,765,499		Washington Mutual, Inc., 5.218%, due 08/25/45	2,780,836
6,547,921		Washington Mutual, Inc., 5.627%, due 01/25/36	6,474,001
2,130,967		Washington Mutual, Inc., 6.000%, due 06/25/34	2,116,317
2,160,000		Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18	2,032,060
6,896,320		Wells Fargo Mortgage Backed Securities Trust, 5.388%, due 08/25/35	6,788,362
			180,043,024
		Whole Loan Collateral Support CMO: 0.1%
868,819		Banc of America Mortgage Securities, 5.500%, due 11/25/33	846,645
			846,645
		Total Collateralized Mortgage Obligations (Cost $246,695,589)	243,164,154

OTHER BONDS: 0.2%
		Sovereign: 0.2%
1,224,000	@@,L	Mexico Government International Bond, 6.750%, due 09/27/34	1,266,840
366,101	@@	Republica Orient Uruguay, 10.500%, due 10/20/06	543,666
		Total Other Bonds (Cost $1,688,562)	1,810,506

MUNICIPAL BONDS: 0.0%
		Municipal: 0.0%
285,000		City of New York NY, 5.000%, due 04/01/35	292,259
		Total Municipal Bond (Cost $291,614)	292,259

Shares			Value

PREFERRED STOCK: 2.1%
		Banks: 0.5%
448		DG Funding Trust	4,753,000
			4,753,000
		Diversified Financial Services: 0.5%
142,000		Merrill Lynch & Co., Inc.	3,615,320
41,975		National Rural Utilities Cooperative Finance Corp.	988,092
			4,603,412
		Insurance: 0.8%
47,306	@@	Aegon NV	1,211,034
125,557	@@	Aegon NV	3,126,369
126,650		Metlife, Inc.	3,239,707
			7,577,110
		Real Estate Investment Trust: 0.3%
103,025		Duke Realty Corp.	2,658,044
			2,658,044
		Total Preferred Stock (Cost $19,611,897)	19,591,566

WARRANTS: 0.0%
		Telecommunications: 0.0%
20	@	American Tower Corp.	8,552
		Total Warrants (Cost $1,501)	8,552
		Total Long-Term Investments: (Cost $1,039,046,627)	$1,024,602,270

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENT: 22.8%

	Repurchase Agreement: 3.1%
$28,577,000	Goldman Sachs, Repurchase Agreement dated, 03/31/06, 4.790%, due 04/03/06 $28,588,407 to be received upon repurchase (Collateralized by $24,461,000 Treasury Inflation Note, 3.375%,Market Value plus accrued interest $29,149,379, due 01/15/12)		$28,577,000
	Total Repurchase Agreements: (Cost $28,577,000)		28,577,000
	Securities Lending CollateralCC: 19.7%
183,250,296	The Bank of New York Institutional Cash Reserves Fund		183,250,298
	Total Securities Lending Collateral (Cost $183,250,298)		183,250,298
	Total Short-Term Investments: (Cost $211,827,298)		211,827,298
	Total Investments in Securities (Cost $1,250,873,925)*	133.0%	$1,236,429,568
	Other Assets and Liabilities-Net	(33.0)	(306,873,833)
	Net Assets	100.0%	$929,555,735

@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Variable rate basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

CC	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at March 31, 2006.
MASTR	Mortgage Asset Securitization Transaction, Inc.
*	Cost for federal income tax purposes is $1,252,140,461.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$709,900
Gross Unrealized Depreciation	(16,420,793)
Net Unrealized Depreciation	$(15,710,893)

Information concerning open future contracts at March 31, 2006 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
U.S. 10 Year Note Future	170	$18,086,407	06/21/06	$(223,974)
U.S. Long Bond Future	160	17,465,000	06/21/06	(599,550)
90Day Euro Future	739	175,022,913	09/18/06	(256,352)
				$(1,079,876)
Short Contracts
U.S. 2 Year Note	110	$(22,424,532)	06/30/06	$37,262
U.S. 5 Year Note	14	(1,462,125)	06/30/06	8,243
90Day Euro Future	739	(175,133,763)	03/19/07	329,812
				$375,317

Information concerning the Interest Rate Swap Agreements outstanding for the ING Intermediate Bond Fund at March 31, 2006, is shown below:

	Termination Date	Unrealized Appreciation (Depreciation)
Receive a floating rate equal to 6-month USD-LIBOR plus 2.255% on $6,934,305 and pay a floating rate equal to 1.0% on ¥1,500,000,000 upon termination of the contract, receive $6,934,305 and pay ¥1,500,000,000. Counterparty: UBS AG	03/01/34	$99,556
		$99,556

Information concerning the Credit Default Swap Agreements outstanding for the ING Intermediate Bond Fund at March 31, 2006, is shown below:

	Termination Date	Notional Principal	Unrealized Appreciation (Depreciation)
Dow Jones CDX.EM.5 Index Receive $2,739,000 upon event of default and pay 1.35% Counterparty: Morgan Stanley Capital Services, Inc.	06/20/11	$2,739,000	$(22,571)
Dow Jones CDX.EM.5 Index Receive $41,080,000 upon event of default and pay 0.40% Counterparty: UBS AG	06/20/11	41,080,000	16,724
General Motors Acceptance Corporation Receive $1,354,500 upon event of default and pay 4.00% Counterparty: UBS AG	03/20/11	1,354,500	(22,275)
General Motors Acceptance Corporation Receive $1,354,500 upon event of default and pay 4.10% Counterparty: UBS AG	03/20/11	1,354,500	(27,743)
General Motors Acceptance Corporation Receive $1,360,000 upon event of default and pay 4.75% Counterparty: UBS AG	03/20/11	1,360,000	(67,846)
General Motors Acceptance Corporation Receive $4,132,000 upon event of default and pay 3.90% Counterparty: UBS AG	06/20/11	4,132,000	—
General Motors Acceptance Corporation Receive $1,390,000 upon event of default and pay 3.65% Counterparty: UBS AG	06/20/11	1,390,000	—
Georgia Pacific Receive $531,000 upon event of default and pay 3.55% Counterparty: Citigroup	12/20/10	531,000	(35,859)
			$(159,570)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING NATIONAL TAX-EXEMPT BOND FUND	AS OF MARCH 31, 2006

Principal Amount		Rating(1)	Value
MUNICIPAL BOND: 97.4%

	California: 8.1%
$1,000,000	Pleasant Valley School District-Ventura County CA, 5.850%, due 08/01/31	Aaa/AAA	$1,185,470
500,000	San Marcos California Public Facility Authority Tax Allocation Reserve, 5.000%, due 08/01/21	Aaa/AAA	520,670
500,000	State of California, 5.000%, due 01/01/08	Aa3/AA-	512,040
			2,218,180
	Colorado: 5.7%
500,000	Colorado Health Facilities Authority, 5.350%, due 08/01/15	A3/AAA	512,265
1,000,000	Interlocken Metropolitan District, 5.750%, due 12/15/19	NR/AA	1,067,040
			1,579,305
	Connecticut: 2.0%
520,000	Connecticut State Development Authority SPL Obligation, 5.000%, due 10/15/23	Aaa/AAA	545,210
			545,210
	Florida: 9.4%
250,000	City of Tallahassee, 6.375%, due 12/01/30	Baa2/NR	266,645
500,000	Florida State Board of Education, 5.750%, due 06/01/22	Aa1/AAA	540,525
750,000	Gulf Breeze FL, 5.050%, due 12/01/20	Aaa/AAA	791,648
1,000,000	Orlando & Orange County Expressway Authority, 3.070%, due 07/01/32	Aaa/AAA	1,000,000
			2,598,818
	Illinois: 8.7%
25,000	City of Chicago, IL, 5.000%, due 11/15/10	NR/A	25,898
1,250,000	De Kalb-Ogle Etc Counties Community College, 5.750%, due 02/01/11	Aaa/NR	1,336,625
1,000,000	State of Illinois, 5.000%, due 04/01/17	Aa3/AA	1,030,220
			2,392,743
	Massachusetts: 0.5%
115,000	Massachusetts Health & Educational Facilities Authority, 6.500%, due 07/01/21	Baa2/BBB	125,948
			125,948
	Nevada: 7.8%
1,000,000	County of Clark, 5.000%, due 06/01/32	Aaa/AAA	1,026,430
1,100,000	Washoe County, 6.300%, due 12/01/14	Aaa/AAA	1,130,349
			2,156,779
	New Mexico: 5.7%
1,000,000	Clovis Public Financing Authority, 5.000%, due 08/01/26	Aaa/NR	1,040,410
500,000	New Mexico Finance Authority, 5.000%, due 04/01/16	Aaa/AAA	528,680
			1,569,090
	New York: 15.5%
780,000	Albany Industrial Development Agency, 7.750%, due 01/01/10	NR/NR	851,596
1,000,000	City of New York, NY, 5.000%, due 08/01/24	A1/A+	1,039,640
500,000	Metropolitan Transportation Authority, 5.000%, due 11/15/22	Aaa/AAA	521,835
1,000,000	New York State Dormitory Authority, 5.500%, due 07/01/15	Aaa/AAA	1,078,320
5,000	Tobacco Settlement Financing Authority, 5.000%, due 06/01/10	A1/AA-	5,006
775,000	Westchester County Industrial Development Agency, 4.750%, due 07/01/20	NR/A	776,387
			4,272,784
	North Carolina: 3.9%
295,000	New Hanover County North Carolina, 5.750%, due 11/01/12	Aa2/AA	322,960
710,000	Raleigh, North Carolina CTFS, 5.000%, due 02/01/24	Aa2/AA+	736,646
			1,059,606
	Ohio: 0.2%
55,000	Lakota Local School District, 7.000%, due 12/01/10	Aaa/AAA	62,652
			62,652
	Oklahoma: 8.0%
1,000,000	Oklahoma Industries Authority, 6.000%, due 08/15/19	NR/AAA	1,075,648
1,000,000	Payne County Economic Development Authority, 6.375%, due 06/01/30	Baa3/NR	1,117,810
			2,193,458
	Pennsylvania: 7.6%
1,000,000	Lebanon County Health Facilities Authority, 6.000%, due 11/15/35	Baa2/BBB	1,066,770
1,000,000	Philadelphia Hospitals & Higher Education Facilities Authority, 5.000%, due 05/15/18	Aa3/AA-	1,024,560
			2,091,330
	Rhode Island: 0.5%
35,000	Dunns Corner Fire District/RI, 7.950%, due 06/01/06	NR/NR	35,241
35,000	Dunns Corner Fire District/RI, 8.000%, due 06/01/07	NR/NR	36,683

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING NATIONAL TAX-EXEMPT BOND FUND	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount		Rating(1)	Value
	Rhode Island (continued)
$35,000	Dunns Corner Fire District/RI, 8.050%, due 06/01/08	NR/NR	$38,018
35,000	Dunns Corner Fire District/RI, 8.100%, due 06/01/09	NR/NR	39,269
			149,211
	Tennessee: 0.9%
240,000	Knox County Tenn Health Educational & Housing, 5.750%, due 04/01/19	Baa1/NR	250,123
			250,123
	Texas: 8.1%
1,000,000	Harris County Health Facilities Development Authority/TX, 5.750%, due 07/01/27	Aa3/AAA	1,174,050
1,000,000	Laredo Independent School District/TX, 5.500%, due 08/01/20	Aaa/AAA	1,057,030
			2,231,080
	Virginia: 1.0%
290,000	Virginia Housing Development Authority, 4.500%, due 04/01/24	Aaa/AAA	284,217
			284,217
	Wisconsin: 3.8%
1,000,000	Badger TOB Asset Securitization Corp., 6.000%, due 06/01/17	Baa3/BBB	1,058,670
			1,058,670
	Total Municipal Bonds (Cost $26,311,357)		26,839,204
	Total Investments In Securities (Cost $26,311,357)*	97.4%	$26,839,204
	Other Assets and Liabilities-Net	2.6	722,119
	Net Assets	100.0%	$27,561,323

SPL	Special purpose loan
TOB	Tobacco bonds
*	Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$752,099
Gross Unrealized Depreciation	(224,252)
Net Unrealized Appreciation	$527,847

(1)     Credit ratings are provided by Moody’s Investor’s Service, Inc. and Standards and Poor’s Rating Group (unaudited)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING CLASSIC MONEY MARKET FUND(1)	AS OF MARCH 31, 2006

Principal Amount			Value
CERTIFICATE OF DEPOSIT: 3.8%
		Federal Home Loan Mortgage Corporation: 0.2%
$26,100,000		Washington Mutual Bank, 4.819%, due 05/31/06	$26,100,094
		Total Certificate of Deposit (Cost $26,100,094)	26,100,094

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.9%
6,000,000	@@,#	Cheyne High Grade ABS CDO Ltd., 4.740%, due 11/10/06	6,000,000
5,400,000	@@,#,I	Newcastle CDO I Ltd., 4.839%, due 09/25/06	5,400,000
5,400,000	#,I	Newcastle CDO III Corp., 4.839%, due 10/24/06	5,400,000
5,600,000	@@,#	Putnam Structured Product CDO, 4.921%, due 05/15/06	5,600,000
4,050,000	@@,#	Whitehawk CDO Funding Ltd., 4.930%, due 09/15/06	4,050,000
		Total Collateralized Mortgage Obligations (Cost $26,450,000)	26,450,000

COMMERCIAL PAPER: 30.6%
1,050,000	@@	ANZ Delaware, Inc., 4.680%, due 04/17/06	1,047,816
14,000,000		Bank of America Corp., 4.800%, due 04/12/06	13,979,467
15,000,000		Barton Capital Corp., 4.800%, due 04/03/06	14,996,000
3,500,000		BNP Paribas Finance, Inc., 4.550%, due 04/04/06	3,498,673
5,950,000		Caisse, 4.550%, due 04/04/06	5,947,744
4,800,000		Caisse, 4.550%, due 04/13/06	4,792,656
32,586,000		Crown Point Capital Co., 4.730%, due 04/13/06	32,534,623
11,500,000		Duke Funding High Grade, 4.755%, due 04/19/06	11,472,659
6,500,000		Duke Funding, 4.755%, due 04/26/06	6,478,243
9,000,000		Goldman Sachs Group, Inc., 4.850%, due 04/06/06	8,993,938
8,500,000	I	Goldman Sachs Group, Inc., 4.941%, due 02/14/07	8,500,000
1,000,000		HBOS Treasury Services PLC, 4.650%, due 04/03/06	999,742
13,000,000		Monument Gardens Funding LLC, 4.735%, due 04/20/06	12,967,101
9,000,000		Monument Gardens Funding LLC, 4.735%, due 04/21/06	8,976,700
10,000,000		Monument Gardens Funding LLC, 4.735%, due 05/24/06	9,930,290
9,420,000		Old Line Funding LLC, 4.640%, due 04/04/06	9,416,358
8,000,000		Park Ave. Receivables Corp., 4.620%, due 04/04/06	7,996,920
7,250,000		Preferred Receivable Funding Corp., 4.880%, due 04/04/06	7,247,052
5,756,000		Societe Generale NA, Inc., 4.870%, due 04/03/06	5,754,443
17,000,000		St. Germain Holdings Ltd., 4.610%, due 04/03/06	16,995,646
4,000,000		St. Germain Holdings Ltd., 4.610%, due 04/13/06	3,993,733
5,000,000		Swiss Re Financial Products, 4.830%, due 06/12/06	4,951,700
3,000,000		Tulip Funding Corp., 4.825%, due 06/01/06	2,975,473
4,740,000		Westpac Trust Securities Ltd., 4.620%, due 04/21/06	4,727,833
935,000		Windmill Funding, 4.680%, due 04/11/06	933,784
		Total Commercial Paper (Cost $210,108,594)	210,108,594

CORPORATE BONDS/NOTES: 51.5%
15,000,000	#	Allstate Life Global Funding II, 4.879%, due 11/09/06	15,004,754
11,600,000		American Express Bank FSB/Salt Lake City, UT, 4.778%, due 01/26/07	11,600,000
12,500,000		American Express Bank FSB/Salt Lake City, UT, 4.836%, due 12/01/06	12,503,216
2,950,000		American Express Bank FSB/Salt Lake City, UT, 4.880%, due 06/13/06	2,950,116
1,750,000		American General Finance Corp., 4.004%, due 07/14/06	1,759,054
1,000,000		American General Finance Corp., 4.909%, due 11/15/06	1,000,830
9,500,000	#	American General Finance Corp., 4.931%, due 04/13/07	9,499,895
3,020,000	@@,#	American Honda Finance Corp., 4.443%, due 04/03/06	3,019,732
9,500,000	@@,#	American Honda Finance Corp., 4.899%, due 04/13/07	9,500,000
1,000,000	@@,#	American Honda Finance Corp., 4.919%, due 08/15/06	1,000,557
3,750,000	#	Bank of New York, 4.858%, due 04/27/07	3,750,000
3,990,000		Bank One Corp., 4.860%, due 08/11/06	3,991,888
7,500,000		Barclays Bank PLC/New York, 4.723%, due 06/21/06	7,499,651
1,010,000		Bear Stearns Cos, Inc., 4.811%, due 05/01/06	1,011,301
5,725,000		Bear Stearns Cos, Inc., 4.861%, due 04/27/07	5,725,000
5,800,000		Bear Stearns Cos, Inc., 4.880%, due 04/05/07	5,800,000
4,000,000		Bear Stearns Cos, Inc., 4.986%, due 03/01/07	4,006,746
13,250,000		BNP Paribas/New York, 4.710%, due 06/21/06	13,249,012
12,000,000		BNP Paribas SA, 4.969%, due 01/26/07	12,000,000
18,402,000	#	Cargill, Inc., 4.536%, due 05/01/06	18,426,282
5,000,000		Caterpillar Financial Services Ltd., 5.143%, due 07/10/06	5,001,412
7,789,000		Citigroup, Inc., 4.643%, due 05/10/06	7,797,459
20,900,000	#	Concord Minutemen Capital Co. LLC, 5.102%, due 04/11/07	20,900,000
2,605,000		Credit Suisse First Boston USA, Inc., 5.210%, due 06/19/06	2,606,392

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING CLASSIC MONEY MARKET FUND(1)	AS OF MARCH 31, 2006

Principal Amount				Value
CORPORATE NOTES (continued)
$5,500,000		Credit Suisse/New York, NY, 4.620%, due 04/24/07		$5,500,440
1,000,000		Credit Suisse/New York, NY, 4.836%, due 08/01/06		1,000,059
2,000,000		General Electric Capital Corp., 4.910%, due 05/12/06		2,000,410
8,400,000		General Electric Capital Corp., 4.949%, due 04/09/07		8,400,316
10,400,000		General Electric Capital Corp., 5.060%, due 09/18/06		10,406,695
2,300,000		Goldman Sachs Group, Inc., 4.810%, due 10/27/06		2,302,317
6,390,000		Goldman Sachs Group, Inc., 4.866%, due 08/01/06		6,391,180
5,300,000	#	Goldman Sachs Group, Inc., 4.951%, due 05/15/07		5,300,000
15,000,000		Greenwich Capital Holdings, Inc., 4.812%, due 05/11/06		15,000,000
4,200,000	@@,#	HBOS Treasury Services PLC, 4.876%, due 05/01/07		4,200,000
7,600,000	@@,#	HBOS Treasury Services PLC, 5.000%, due 04/24/07		7,600,000
5,000,000		Merrill Lynch & Co., 5.160%, due 06/19/06		5,002,049
11,500,000	#,I	Money Market Trust, 4.976%, due 04/09/07		11,500,000
11,224,000		Morgan Stanley, 4.705%, due 04/15/06		11,229,644
12,000,000		Morgan Stanley, 4.888%, due 04/27/07		12,010,857
8,400,000		Morgan Stanley, 5.185%, due 01/12/07		8,407,626
30,000,000		PNC Bank NA, 4.792%, due 01/29/07		29,999,297
10,000,000	#	Verizon Global Funding Corp., 5.020%, due 01/12/07		10,000,000
2,500,000		Wachovia Corp., 4.770%, due 02/06/07		2,501,390
1,000,000		Washington Mutual Bank, 4.973%, due 07/25/06		1,001,050
6,000,000		Washington Mutual Financial Corp., 4.677%, due 05/15/06		6,011,000
4,500,000		Wells Fargo & Co., 4.876%, due 05/02/07		4,500,000
3,300,000		Westpac Banking Corp./NY, 4.930%, due 04/11/07		3,300,000
		Total Corporate Notes (Cost $353,167,627)		353,167,627

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.1%
		Federal Home Loan Bank: 3.1%
15,600,000		4.769%, due 06/14/06		15,598,332
5,700,000		4.819%, due 07/21/06		5,700,000
				21,298,332
		Total U.S. Government Agency Obligations (Cost $21,298,332)		21,298,332

REPURCHASE AGREEMENT: 6.7%
$45,855,000		Morgan Stanley Repurchase Agreement dated 03/31/06, 4.800%, due 04/03/06, $45,873,342 to be received upon repurchase (Collateralized by $48,525,000 various U.S. Government Agency and Treasury obligations, 2.750% - 6.000%, market value plus accrued interest $46,789,826, due 06/30/06 - 09/29/25)		$45,855,000
		Total Repurchase Agreement (Cost $45,855,000)		45,855,000
		Total Investments in Securities (Cost $682,979,647)*	99.6%	$682,979,647
		Other Assets and Liabilities-Net	0.4	2,614,215
		Net Assets	100.0%	$685,593,862

(1)

All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@	Foreign Issuer
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

I	Illiquid security
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME	PORTFOLIO OF INVESTMENTS
MONEY MARKET FUND(1)	AS OF MARCH 31, 2006

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 1.4%
$1,000,000		Washington Mutual Bank, 4.819%, due 05/31/06	$1,000,011
1,500,000		Wells Fargo Bank NA, 4.749%, due 07/24/06	1,499,887
		Total Certificates of Deposit (Cost $2,499,898)	2,499,898

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.6%
1,000,000	@@,#	Cheyne High Grade ABS CDO Ltd., 4.740%, due 11/10/06	1,000,000
		Total Collateralized Mortgage Obligations (Cost $1,000,000)	1,000,000

COMMERICAL PAPER: 56.5%
3,450,000		ASK Bank Ltd., 4.610%, 04/04/06	3,448,669
2,000,000		ASK Bank Ltd., 4.610%, 04/11/06	1,997,439
1,108,000		ASK Bank Ltd., 4.610%, 05/22/06	1,100,528
6,000,000		Bank of America, 4.800%, due 04/12/06	5,991,200
579,000		CAFCO LLC, 4.800%, due 04/24/06	577,224
2,000,000		Caisse, 4.570%, due 04/04/06	1,999,223
4,000,000		Caisse, 4.570%, due 04/13/06	3,993,880
1,000,000		Concord Minutemen Capital Co. LLC, 4.490%, due 04/07/06	999,252
3,000,000		Crown Point Capital Co., 4.820%, due 04/13/06	2,995,180
500,000		Danske Corp., 4.700%, due 04/06/06	499,674
5,000,000		Danske Corp., 4.740%, due 04/07/06	4,996,050
852,000		Danske Corp., 4.740%, due 06/02/06	844,854
2,000,000		Dexia Delaware LLC, 4.560%, due 04/04/06	1,999,242
2,500,000		Dexia Delaware LLC, 4.560%, due 04/06/06	2,498,412
288,000		Edison Asset Securitization Corp., 4.605%, due 04/03/06	287,926
1,580,000		Edison Asset Securitization Corp., 4.605%, due 04/12/06	1,577,777
2,500,000		Galaxy Funding Inc., 4.790%, due 04/04/06	2,498,992
5,000,000		Galaxy Funding Inc., 4.790%, due 05/08/06	4,975,385
3,500,000		General Electric Capital Corp., 4.860%, due 04/03/06	3,499,055
4,000,000		Goldman Sachs Group, Inc., 4.850%, due 04/06/06	3,997,306
3,700,000		HBOS Treasury Services PLC, 4.550%, due 04/04/06	3,698,556
900,000		HBOS Treasury Services PLC, 4.550%, due 05/08/06	895,699
1,200,000		HBOS Treasury Services PLC, 4.550%, due 05/09/06	1,193,926
700,000		HBOS Treasury Services PLC, 4.550%, due 05/15/06	695,936
600,000		IXIS, 4.600%, due 04/04/06	599,770
7,000,000		Lloyd’s TSB Bank PLC, 4.850%, due 04/04/06	6,999,057
3,000,000		Monument Gardens Funding LLC, 4.735%, due 05/24/06	2,979,087
704,000		Old Line Funding LLC, 4.680%, due 04/07/06	703,451
7,055,000		Rabobank USA Finance, 4.830%, due 04/03/06	7,053,107
7,000,000		Societe Generale NA, Inc., 4.870%, due 04/03/06	6,998,106
990,000		St. Germain Holdings Ltd., 4.820%, due 04/27/06	986,554
839,000		Swiss Re Financial Products, 4.610%, due 04/24/06	836,529
4,200,000		Swiss Re Financial Products, 4.610%, due 06/12/06	4,159,428
2,200,000		Svenska Handelsbank Series S., 4.570%, due 04/05/06	2,198,857
1,045,000		Thunder Bay Funding, Inc., 4.850%, due 04/03/06	1,044,718
500,000		UBS Finance, Inc., 4.600%, due 04/03/06	499,867
1,675,000		UBS Finance, Inc., 4.600%, due 04/10/06	1,673,036
500,000		UBS Finance, Inc., 4.600%, due 04/11/06	499,361
675,000		UBS Finance, Inc., 4.600%, due 05/22/06	670,443
2,436,000		Westpac Trust Securities Ltd., 4.615%, due 04/10/06	2,433,189
337,000		Windmill Funding, 4.620%, due 04/03/06	336,914
608,000		Windmill Funding, 4.620%, due 04/06/06	607,607
2,500,000		Windmill Funding, 4.620%, due 04/17/06	2,494,717
548,000		Yorktown Capital LLC, 4.670%, due 04/06/06	547,645
		Total Commerical Paper (Cost $101,582,828)	101,582,828

CORPORATE BONDS/NOTES: 34.9%
1,600,000		Allstate Life Global Funding Trusts, 4.945%, due 09/22/06	1,599,589
2,000,000		American General Finance Corp., 5.100%, due 04/05/07	2,001,704
845,000		American General Finance Corp., 4.550%, due 05/22/06	846,580
1,000,000		American General Finance Corp., 4.931%, due 05/15/07	999,978
1,000,000	@@,#	American Honda Finance Corp., 4.899%, due 09/18/06	1,000,000
1,000,000	@@,#	American Honda Finance Corp., 4.919%, due 08/15/06	1,000,557

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME	PORTFOLIO OF INVESTMENTS
MONEY MARKET FUND(1)	AS OF MARCH 31, 2006 (CONTINUED)

Principal Amount				Value
CORPORATE BONDS/NOTES (continued)
$950,000		The Bank of New York, 4.719%, due 05/22/06		$949,914
1,000,000	@@,#	Bank of Scotland, 4.650%, due 05/01/06		997,962
3,500,000		BNP Paribas/New York, 4.710%, due 06/21/06		3,499,739
2,000,000		BNP Paribas SA, 4.969%, due 01/26/07		2,000,000
500,000		Bear Stearns Cos, Inc., 4.861%, due 04/27/07		500,000
1,200,000		Bear Stearns Cos, Inc., 5.228%, due 01/16/07		1,201,373
1,500,000		Bear Stearns Cos, Inc., 5.131%, due 09/15/06		1,501,586
3,500,000		Cargill, Inc., 4.209%, due 05/01/06		3,504,553
5,350,000		Caterpillar Financial Services Corp., 5.950%, due 05/01/06		5,355,497
1,140,000		Citigroup, Inc., 4.920%, due 09/01/06		1,140,498
1,900,000		Dexia Credit Local NY, 4.770%, due 11/06/06		1,899,199
1,300,000		General Electric Capital Corp., 4.910%, due 05/12/06		1,300,220
3,000,000		General Electric Capital Corp., 5.060%, due 09/18/06		3,001,834
1,500,000	#	Goldman Sachs Group LP, 5.001%, due 04/13/07		1,500,650
990,000		Goldman Sachs Group, Inc., 4.940%, due 08/18/06		990,544
3,000,000		HSBC Finance Corp., 4.850%, due 02/28/07		3,001,294
1,000,000		Merrill Lynch & Co., Inc., 4.750%, due 07/25/06		1,000,342
500,000		Merrill Lynch & Co., Inc., 5.060%, due 05/26/06		500,159
600,000		Merrill Lynch & Co., Inc., 5.170%, due 05/22/06		600,292
2,000,000	#,I	Money Market Trust GECC Series A-2, 4.976%, due 04/09/07		2,000,607
1,205,000		Morgan Stanley, 4.780%, due 11/09/06		1,205,244
1,685,000		Morgan Stanley, 5.043%, due 03/01/07		1,712,267
1,250,000		State Street Bank & Trust Co., 4.820%, due 12/11/06		1,249,472
500,000		Svenska Handelsbanken/NY, 4.716%, due 09/20/06		499,829
7,550,000		Toyota Motor Credit Corp., 4.708%, due 04/13/06		7,547,410
700,000	@@	Toyota Motor Credit Corp., 4.841%, due 09/18/06		699,931
1,400,000		US Bank NA, 4.660%, due 07/28/06		1,399,914
1,500,000		Washington Mutual Financial Corp., 4.677%, due 05/15/06		1,502,750
1,580,000		Washington Mutual Financial Corp., 4.973%, due 07/25/06		1,581,648
1,400,000		Wells Fargo & Co., 4.769%, due 05/21/06		1,402,060
		Total Corporate Bonds/Notes (Cost $62,695,196)		62,695,196

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.4%
2,500,000		Federal Home Loan Bank, 2.625%, due 04/20/06		2,497,396
		Total U.S. Government Agency Obligations (Cost $2,497,396)		2,497,396

REPURCHASE AGREEMENT: 7.6%
$13,736,000		Deutsche Bank Repurchase Agreement dated 03/31/06, 4.750%, due 04/03/06, $13,741,437 to be received upon repurchase (Collateralized by $13,761,000 various U.S. Government Agency obligations, 4.125%-5.750%, Market value plus accrued interest 14,011,064 due 04/15/09-02/15/08)		$13,736,000
		Total Repurchase Agreement: (Cost $13,736,000)		13,736,000
		Total Investments in Securities (Cost $184,011,353)*	102.4%	$184,011,353
		Other Assets andLiabilities-Net	(2.4)	(4,352,814)
		Net Assets	100.0%	$179,658,539

(1)

All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@	Foreign Issuer
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

I	Illiquid security
ABS	Asset backed security.
CDO	Collateralized debt obligation.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
ING GNMA Income Fund
Class A	NII	$0.4300
Class B	NII	$0.3668
Class C	NII	$0.3664
Class I	NII	$0.4561
Class M	NII	$0.3881
Class Q	NII	$0.4323

ING High Yield Bond Fund
Class A	NII	$0.5509
Class B	NII	$0.4850
Class C	NII	$0.4851

ING Intermediate Bond Fund
Class A	NII	$0.4167
Class B	NII	$0.3374
Class C	NII	$0.3385
Class I	NII	$0.4477
Class O	NII	$0.4112
Class R	NII	$0.3887
All Classes	STCG	$0.0232
All Classes	LTCG	$0.0118

ING National Tax-Exempt Bond Fund
Class A	NII	$0.0126
Class B	NII	$0.0099
Class C	NII	$0.0099
Class A	TEI	$0.3603
Class B	TEI	$0.2835
Class C	TEI	$0.2826
All Classes	LTCG	$0.1130

ING Classic Money Market Fund
Class A	NII	$0.0302
Class B	NII	$0.0243
Class C	NII	$0.0244

ING Institutional Prime Money Market Fund	NII	$0.0269

NII — Net investment income
TEI — Tax-exempt income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Total long-term capital gains distributions designated by the Funds are as follows:

ING Intermediate Bond Fund	$998,520
ING National Tax-Exempt Bond Fund	$305,296

Pursuant to Internal Revenue Code Section 871(k), the Funds designate the following percentages of ordinary distributions as interest-related dividends:

ING GNMA Income Fund	92.12%
ING High Yield Bond Fund	94.79%
ING Intermediate Bond Fund	91.75%
ING National Tax-Exempt Bond Fund	100.00%
ING Classic Money Market Fund	99.81%
ING Institutional Prime Money Market Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts remain in effect only if the Trustees of ING Funds Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Trustees, considered whether to renew the Advisory Contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the Sub-Advisory Contracts (“Sub-Advisory Contracts”) with ING Investment Management Co., the sub-adviser to the Funds (“ING IM” or the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the year ending November 30, 2006. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing Advisory and Sub-Advisory Contracts and to approve new advisory arrangements. Among the measures the Board implemented was to: retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees of the Board in working with the personnel employed by the Funds’ Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Trustees to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Funds’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International Equity and Fixed Income Funds Investment Review Committee (the “IE&FI IRC”). The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Funds’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Fund-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of Advisory and Sub-Advisory Contracts. Certain of this information for a representative sample of Funds in the ING Funds complex was verified, at the Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the IE&FI IRC reviews benchmarks used to assess the performance of each Fund. The IE&FI IRC also meets regularly with the Adviser and ING IM. The IE&FI IRC may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Funds for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information about the Adviser and ING IM to the Funds provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board or to K&LNG prior to the November 2005 Board meeting included the following items: (1) FACT sheets for each Fund that provide information about the performance and expenses of the Fund and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Fund’s investment Fund, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and ING IM; (6) financial statements for the Adviser and ING IM; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Fund of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

For each Fund, except ING Institutional Prime Money Market Fund, the Fund’s Class A shares were used for purposes of certain comparisons to the funds in the Selected Peer Group. Class A shares were selected, as general matter, so that the Portfolio class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. ING Institutional Prime Money Market Fund has only one class of shares, and the performance of this class was compared to the funds in its Selected Peer Group. The mutual funds chosen for inclusion in a Fund’s Selected Peer group were selected based upon criteria designed to mirror the Fund class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board also noted the resources that the Adviser has committed to the Board and its Investment Review Committees, including the IE&FI IRC to assist the Board and Committee members with their assessment of the investment performance of the Funds. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the Funds.

The Board also noted the techniques used by the Adviser to monitor the performance of ING IM, and took note of the pro-active approach that the Adviser, working in cooperation with the IE&FI IRC, has taken to advocate or recommend, when it believed appropriate, changes intended to assist performance of the Funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of such Funds, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the Funds through re-negotiated arrangements with the Funds’ service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the Fund complex more efficient by reducing the number of Funds through reorganizations of similar Funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board evaluated the Adviser’s and ING IM’s regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and ING IM of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and ING IM, and evaluated the ability of the Adviser and ING IM to attract and retain qualified investment advisory personnel. For larger Funds, the Board also considered the adequacy of the resources committed to the Funds by the Adviser and ING IM, and whether those resources are commensurate with the needs of larger Funds and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and INGIM are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Fund, taking into account the importance of such performance to the Fund’s shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Fund included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Fund’s primary benchmark. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Fund achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Funds. For Funds that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Information about Services to Other Clients

The Board requested, and in many instances received and, if so, considered, information about the nature of services and fee rates offered by the Adviser and ING IM to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Funds, the Board considered the underlying rationale provided by the Adviser and ING IM for these differences.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to ING IM for sub-advisory services. In addition, the Board reviewed and took into account fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structures of the Funds as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and ING IM, and their respective affiliates, from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and ING IM are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and ING IM’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their examination of advisory fees, the Independent Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds. These remedial actions have included, among others: reductions in expense caps or management fee rates and the merger of certain Funds with and into comparable Funds. The Independent Trustees requested these adjustments largely on the basis of: (a) a Fund’s performance, as compared to its Selected Peer Group; (b) the performance of a Fund, as compared to its benchmark index; or (c) a Fund’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and ING IM were not excessive.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing each Fund’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING GNMA Income Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GNMA Income Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter and one-year period, but outperformed for the three- and five-year periods; (2) the Fund matched its Morningstar category median year-to-date; (3) the Fund underperformed its primary benchmark index for all periods presented; and (4) the Fund is ranked in the fourth quintile for the one-year period, and in the second quintile for the three- and five-year periods. In analyzing this performance data, the Board also took into consideration: (1) Management’s analysis regarding the Sub-Adviser’s rationale for the Fund’s underperformance over the prior twelve months; and (2) Management’s confidence in the Sub-Adviser’s capabilities in the asset class it manages, especially in light of its ability to deliver reasonable long-term performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING High Yield Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING High Yield Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median for the year-to-date, one- and three-year periods, but outperformed the Morningstar category median for the most recent calendar quarter and performed on par with its Morningstar category median for the five-year period; (2) the Fund underperformed its primary benchmark index for all periods presented; and (3) the Fund is ranked in the fifth (or lowest) quintile for the three-year period, in the fourth quintile for the one-year period, in the third quintile for the year-to-date, and in the second quintile for the most recent calendar quarter. In analyzing this performance data, the Board took into consideration Management’s analysis regarding the Sub-Adviser’s rationale for underperformance, including its underweight in the distressed part of the high yield universe, which had a significant negative impact on relative performance. The Board also noted Management’s representations that relative performance had more recently improved.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group, and (b) the expense ratio for the Fund is equal to the median and above the average expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board considered that, in response to the Board’s direction, Management lowered the Fund’s expense limit in October 2004 and the Fund’s total expense ratio includes additional expenses incurred in connection with a prior merger.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Intermediate Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Intermediate Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark index for the one-, three- and five-year periods but underperformed for the most recent calendar quarter and year-to-date periods; and (3) the Fund is ranked in the second quintile for the most recent calendar quarter, one- and three-year periods and in the first (highest) quintile for the year-to-date and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING National Tax-Exempt Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING National Tax-Exempt Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Fund underperformed its Morningstar category median for the one- and three-year periods, but outperformed for the most recent calendar quarter, year-to-date, and five-year periods; (2) the Fund underperformed its primary benchmark index for all periods presented; and (3) the Fund was ranked in the fourth quintile for the one-year period and in the third quintile for the most recent calendar quarter, three- and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the Sub-Adviser’s rationale for underperformance in certain periods, including the effect of duration/maturity on the performance of municipal bonds; and (2) while the Fund has underperformed for the one-year period, its overall performance for the three- and five-year periods and short-term performance has been reasonable.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING National Tax-Exempt Bond Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING National Tax-Exempt Bond Fund, as compared to its Selected

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board, and Management will continue to closely monitor the Fund; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Classic Money Market Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Classic Money Market Fund, the Board considered that, based on performance data for the periods ended June 30, 2005, the Fund outperformed its primary benchmark index for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Classic Money Market Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Classic Money Market Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS FOR ING INSTITUTIONAL PRIME MONEY MARKET FUND

Section 15 of the 1940 mandates that, when a Fund enters into a new advisory or sub-advisory arrangement, the Trustees, including a majority of the Independent Trustees, must approve the new Advisory and Sub-Advisory Contracts with respect to the Fund. At its May 12, 2005 meeting the Board approved the launch of ING Institutional Prime Money Market Fund, a new series of the Trust that is managed by the Adviser and sub-advised by ING IM.

The Board’s consideration of the new advisory and sub-advisory arrangements related to the launch of ING Institutional Prime Money Market Fund (“Institutional Money Market Fund”) is discussed below. In considering the Advisory and Sub-Advisory Contracts for the Fund, the Board members considered a number of factors they believed, in light of the legal advice furnished to them by K&LNG, their independent legal counsel, and their own business judgment, to be relevant. Based on these considerations, the Board determined to approve the Advisory and Sub-Advisory Contracts for the Fund.

The information provided to the Board to inform its deliberations regarding Institutional Money Market Fund included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the new Fund that discusses the performance of ING IM in managing similar money market funds, with such performance being compared against an appropriate peer group, as determined based upon a methodology

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

approved by the Board; (2) responses to questions posed by independent legal counsel on behalf of the Independent Trustees; (3) copies of the form of Advisory and Sub-Advisory Contracts Agreements for Institutional Money Market Fund; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser and ING IM in the context of Fund oversight in general and money market fund investment in particular.

In considering the approval of the advisory arrangements for Institutional Money Market Fund, the Board considered several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to Institutional Money Market Fund under the proposed Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing ING IM in managing money market Funds in the ING Funds complex; (3) the nature and quality of the services to be provided by ING IM under the proposed Sub-Advisory Contract; (4) ING IM’s substantial experience in managing similar money market products; (5) ING IM’s relationships with an institutional investor base for which the Fund would normally be a part of a larger relationship, and which is expected to invest in Institutional Money Market Fund, leading to higher initial and subsequent asset levels; (6) the Adviser’s strength and reputation within the industry, particularly its reputation as a manager-of-managers of similar money market Funds; (7) the fairness of the compensation under a proposed Advisory Contract with a level fee that does not include breakpoints, in light of the services to be provided to Institutional Money Market Fund; (8) the highly competitive pricing structure of the new Fund, as compared to other similarly-managed money market Funds, and the projected profitability to the Adviser when sub-advisory fees payable by the Adviser to ING IM are taken into account; (9) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser and ING IM, including ING IM’s management team’s expertise in the management of money market funds; (10) the expenses to be borne by shareholders, which are below those of other ING money market funds; (11) the Adviser’ and ING IM’s compliance capabilities, as demonstrated by, among other things, their respective policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (12) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the May meeting, with respect to the Adviser’ capabilities as a manager-of-managers; (13) “fall-out benefits” to the Adviser and its affiliates and benefits to the shareholders from Institutional Money Market Fund’s relationship with ING; and (14) that while there would not be economies of scale benefits from breakpoints, the advisory fee and expense structure was nonetheless highly competitive.

In its discussions regarding the Advisory Contract, the Board, including a majority of the Independent Trustees, did not identify any single factor as all-important or controlling. The Board determined, among other things, that: (1) the management fee payable to the Adviser by Institutional Money Market Fund is significantly below those of its selected peer group; and (2) the expense ratio for Institutional Money Market Fund is significantly below those of its selected peer group. The Board considered that the attractive expense ratio and low advisory fees payable by Institutional Money Market Fund would make it competitive in the niche market in which this Fund would be offered.

In reviewing the Sub-Advisory Contract with ING IM, the Board considered the following factors: (1) the Adviser’s view of the reputation of ING IM as a manager to money market funds; (2) ING IM’s experience and skill in managing money market funds, including other Funds in the ING Funds line-up; (3) the information that had been provided by ING IM at regular Board meetings, and in anticipation of the May meeting, with respect to its sub-advisory services in general and its management of money market products in particular; (4) the nature and quality of the services provided by ING IM; (5) ING IM’s experience in managing other money market funds; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided and the projected profitability of the Adviser, as Institutional Money Market Fund’s adviser, and ING IM, as its sub-adviser; (7) prior performance of other money market Funds sub-advised by ING IM compared to the relevant index; (8) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of the Funds in the ING Funds complex; (9) ING IM’s financial condition; (10) the costs for the services to be provided by ING IM and the representation that these costs will be paid by the Adviser and not directly by Institutional Money Market Fund; (11) the appropriateness of the selection of ING IM in light of the Fund’s

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

investment objective and prospective institutional investor base; and (12) ING IM’s Code of Ethics, which has previously been approved for other series of IFT, and related procedures for complying with that Code.

During the course of its deliberations, the Board reached the following conclusions: (1) ING IM is qualified to manage Institutional Money Market Fund’s assets in accordance with its investment objective and policies; (2) the investment strategy to be pursued by ING IM is appropriate for seeking the Fund’ s investment objective and is consistent with the interests of the institutional investors that would choose to invest in the new Fund; (3) based upon the Board’s experience with ING IM in managing other money market Funds in the ING Funds line-up, ING IM is likely to execute the new Fund’s investment strategy consistently over time; (4) the Adviser and ING IM each has sufficient financial resources available to it to fulfill its commitments to Institutional Money Market Fund under the proposed advisory and sub-advisory agreements; (5) the Adviser and ING IM each maintains appropriate compliance programs, with this conclusion based upon the Board’s previous and ongoing review of the compliance programs of these two ING entities; (6) the compensation to be paid to the Adviser and ING IM is reasonable, particularly in view of the highly competitive expense ratio of and management fee payable by the new Fund; and (7) ING IM would be able to utilize its relationships with institutional investors to develop a solid base of institutional investors for the new Fund.

Based upon its review, the Board determined that the Advisory Contract and the Sub-Advisory Contract are in the best interests of Institutional Money Market Fund and its shareholders and that the fees payable under each advisory arrangement are reasonable. After further discussion, upon motion duly made and seconded, the Board, including a majority of the Independent Trustees, considered and unanimously approved the Advisory and Sub-Advisory Contracts for Institutional Money Market Fund.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent Trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address	Position(s) held with	Term of Office and Length of Time	Principal Occupation(s) during the	Number of Portfolios in Fund Complex Overseen	Other Directorships held by
and Age	Trust	Served(1)	Past Five Years	by Trustee	Trustee
Independent Trustees:

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 -Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	174	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	174	None

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	174	None

R. Barbara Gitenstein 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	174	None

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present). Formerly, Executive Vice President, Frontier Insurance Group, Inc. (September 1998 - March 2001).	174	Assured Guaranty Ltd. (November 2003 - Present).

Walter H. May 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	March 2001 - Present	Retired.	174	BestPrep (September 1991 - Present).

Jock Patton 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairman and Trustee	February 2001 - Present	Private Investor (June 1997 - Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	174	JDA Software Group, Inc. (January 1999 - Present); and Swift Transportation Co. (March 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2006 - Present	Consultant (May 2001 - Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 - April 2001).	174	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address	Position(s) held with	Term of Office and Length of Time	Principal Occupation(s) during the	Number of Portfolios in Fund Complex Overseen	Other Directorships held by
and Age	Trust	Served(1)	Past Five Years	by Trustee	Trustee
David W.C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	March 2001 Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	174

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Trust (November 1996 - Present), Mercy Endowment Foundation (September 1995 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (July 1991 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	174	AmeriGas Propane, Inc. (January 1998 - Present); and UGI Corporation (February 2006 - Present).

Richard A. Wedemeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Trustee	March 2001 - Present	Retired. Formerly, Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002); and Trustee, First Choice Funds (February 1997 - April 2001).	174	Touchstone Consulting Group (June 1997 - Present); and Jim Henson Legacy (April 1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	March 2001 - Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 Present); General Manager and Chief Executive Officer, ING U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, ING U.S. Worksite Financial Services (December 2000 - September 2001).	214

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address	Position(s) held with	Term of Office and Length of Time	Principal Occupation(s) during the	Number of Portfolios in Fund Complex Overseen	Other Directorships held by
and Age	Trust	Served(1)	Past Five Years	by Trustee	Trustee
John G. Turner(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	March 2001 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	214	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)   Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)   Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)   Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)   Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address	Position(s)	Term of Office and	Principal Occupation(s) during the
and Age	Held with the Trust	Length of Time Served(1)	Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	President and Chief Executive Officer	February 2001 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Chief Operating Officer, ING Investments, LLC (December 2000 - March 2006).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 47	Executive Vice President	February 2002 - Present

Executive Vice President, ING Investments, LLC (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC, ING Life Insurance and Annuity Company and Directed Services, Inc. (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 55	Executive Vice President	October 2000 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present); and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 51	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present

Chief Compliance Officer and Executive Vice President (March 2006 - Present) of the ING Funds (November 2004 - Present) and ING Investments, LLC, ING Life Insurance and Annuity Company and Directed Services, Inc. (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present October 2000 - Present

Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 41	Senior Vice President	November 2003 - Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 38	Vice President and Treasurer	October 2000 - Present March 2001 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address	Position(s)	Term of Office and	Principal Occupation(s) during the
and Age	Held with the Trust	Length of Time Served(1)	Past Five Years
Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President (February 1996 - Present) and Director of Compliance (October 2004 - Present), ING Investments, LLC. Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 47	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 40	Vice President	March 2005 - Present

Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Funds Services, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Funds Services, LLC (August 2002 - April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Vice President	March 2006 - Present

Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 - March 2006). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 29	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 32	Assistant Secretary	September 2004 - Present

Counsel, ING Americas, U.S. Legal Services (April 2006 - Present). Formerly, Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - April 2006); Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); and Associate, PricewaterhouseCoopers (January 2001 - August 2001).

(1)  The Officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Convertible Fund

ING Equity Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING MidCap Value Choice Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

Fixed Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Fund

ING International Capital Appreciation Fund

ING International Growth Fund

ING International Real Estate

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Precious Metals Fund

ING Russia Fund

International Fixed Income Fund

ING Emerging Markets Fixed Income Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*    An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent
DST Systems, Inc.
330 West 9th Street
Kansas City, Missouri 64105

Custodian
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel
Dechert
1775 I Street, N.W
Washington, D.C. 20006

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-UFIABCIMOQR	(0306-052706)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Putnam is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)

Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $83,750 for year ended March 31, 2006 and $68,000 for year ended March 31, 2005.

(b)

Audit-Related Fees:  The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $9,500 for the year ended March 31, 2006.

There were no other fees for the year ended March 31, 2005.

(c)

Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $18,030 in the year ended March 31, 2006 and $17,230 in the year ended March 31, 2005.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)

All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $4,185 for the year ended March 31, 2005. There were no other fees for the year ended March 31, 2006.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

2

FORM OF

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.             Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.          Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.          Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.          Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.          Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  November 9, 2005

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $12,000 per audit

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	√		Not to exceed $2,100 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses	√	√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,000 per quarter
For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	√		Not to exceed $20,000 per fund per year

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses	√	√	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Loan Staff Services		√	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $50,000 during the Pre-Approval Period
Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	√		Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:            January 1, 2006

              Bookkeeping or other services related to the accounting records or financial statements of the Funds

              Financial information systems design and implementation

              Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

              Actuarial services

              Internal audit outsourcing services

              Management functions

              Human resources

              Broker-dealer, investment adviser, or investment banking services

              Legal services

              Expert services unrelated to the audit

              Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

[1]               For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

[2]               For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

(e) (2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)

Non-Audit Fees: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $359,654 for year ended March 31, 2006 and $384,560 for fiscal year ended March 31, 2005.

(h)

Principal Accountants Independence: the Registrant's Audit committee has considered whether the provision of non-audit services that were rendered to the registrant's invesment adviser and any entity controlling, controlled by, or under common control with the invesment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: June 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: June 8, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 8, 2006

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